UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4920

WASATCH FUNDS, INC.

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Item 1:	Report to Shareholders.

ANNUAL REPORT

SEPTEMBER 30, 2008	WASATCH CORE GROWTH FUND

WASATCH EMERGING MARKETS SMALL CAP FUND

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

WASATCH HERITAGE GROWTH FUND

WASATCH HERITAGE VALUE FUND

WASATCH INTERNATIONAL GROWTH FUND

WASATCH INTERNATIONAL OPPORTUNITIES FUND

WASATCH MICRO CAP FUND

WASATCH MICRO CAP VALUE FUND

WASATCH SMALL CAP GROWTH FUND

WASATCH SMALL CAP VALUE FUND

WASATCH STRATEGIC INCOME FUND

WASATCH ULTRA GROWTH FUND

WASATCH-HOISINGTON U.S. TREASURY FUND

WASATCH FUNDS, INC.

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

Samuel S. Stewart, Jr., PhD, CFA® President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

What a week, month, quarter, and year it’s been for the stock market! Let me start by confirming that the Wasatch Funds do not have direct investments in the big financial firms that have recently been in the news — Fannie Mae, Freddie Mac, Lehman, AIG, WaMu, and Wachovia, nor do we own any of the Collateralized Debt Obligations (CDOs) or other mortgage-related securities that you’re hearing mentioned so often. However, our holdings are always subject to risk, and we will all be individually affected by this financial crisis as will the Wasatch Funds you own. The financial crisis has reached a new level as many of our country’s biggest financial institutions teeter on the edge of insolvency.

Those who have heard me over the years know that I’m not a big supporter of government meddling, but this situation is quite serious and requires some form of intervention to keep our financial system from collapsing. Beyond simply the bad subprime mortgage loans that were made, we have seen how mortgage securitization, mark-to-market accounting rules, and the lack of enforcement against illegal short selling have all played a meaningful role in turning a small percentage of bad loans into a broad financial meltdown.

To give perspective on the magnitude of this crisis, Lehman had $613 billion in liabilities when it recently filed for bankruptcy. WorldCom, previously the largest corporate bankruptcy, owed just $34 billion. The

Resolution Trust Corporation — the government entity that led the resolution of the Savings and Loan crisis in the 1980s — ended up shuttering over 700 firms, but the total assets of all those companies combined were still $245 billion less than Lehman’s assets alone. Yet, of all the firms currently in trouble, Lehman was judged to be small enough to let fail. This crisis clearly hits at the major infrastructure of our financial system.

Japan faced a financial crisis in the 1990s and failed to deal with it in a timely and effective manner. As a result, the Japanese economy has suffered for a decade and is still not completely out of the woods. The U.S. government needs to swiftly end the self-perpetuating downward spiral and restore confidence in the fundamentals of our financial system. Will a rescue plan be completely fair? No. Should we be upset about bailing out the bad decisions and poor oversight of others? Absolutely. But not supporting our financial system has much deeper consequences to our economy and to us as individuals. Those who are responsible should be held accountable, remuneration to taxpayers should happen to the fullest extent possible, and mechanisms must be put in place to prevent such reckless behavior in the future. Unfortunately, letting these large financial institutions collapse would poison the blood stream of our economy.

The financial crisis creates a pretty bleak landscape, but if you look past it, the underlying economy, although weakening, is still hanging on. We are not officially in a recession; as most economists believe that gross domestic product (GDP) grew slightly during the third quarter. Unemployment has risen to 6.1%, but is still not high in historical terms. Inflation remains reasonably in check. Oil prices have retreated over the last couple of months, and government actions should continue to be stimulative. Needless to say, the resolution of the financial crisis is pivotal to our future economy. With the government’s intervention I expect the economy will still remain weak over the near-term, but it will allow us to begin the recovery process.

We are a country that overcomes challenges. Recall the 1980s when we saw double-digit unemployment, double-digit inflation, and an S&L collapse. We learned good lessons and built a stronger economy from those experiences. The market responded with the S&P 500 Index posting a 17.6% annualized return over that same decade. I know that it is difficult to see past the storm when the eye is upon you, but this country was built to withstand such storms. I just expect it will take us time to re-build.

GLOBAL MARKETS

The U.S. financial crisis has clearly had global impact. With the financial backbone of the global economy in question, investors have been taking a closer look at foreign stock markets. Over the last couple of years many foreign markets had become somewhat overvalued due to speculative buying. This speculative bubble burst, with the MSCI All Country World Ex-U.S.A. Small Cap Index down over 25% in the third quarter, and dropping nearly 35% so far in 2008.

Although many foreign markets were overvalued, I believe this retreat has swung too far the other way. The MSCI World Ex-U.S.A. Small Cap Index now trades at an average price-to-earnings (P/E) ratio of just 6.7. This is the lowest P/E at quarter-end since September of 2001, and is far below last September’s P/E ratio of 17.2 as well this decade’s average P/E of 14.9. The Chinese market is a good example of the over-reaction — off 56% this year due primarily to two exaggerated investor concerns:

1)	That China’s growth is slowing — True, but it will still remain one of the fastest growing economies, growing at perhaps 8% instead of 10%.
2)	That the Chinese economy is dependent on exports — China actually consumes much more than it exports, and the country’s growth will continue to drive internal consumption.

With the S&P 500 down another 8% this quarter the U.S. market is starting to feel cheap, but in comparison, many foreign markets are now even cheaper.

WASATCH PERFORMANCE

To say that we’re disappointed in our performance over the last year would be an understatement. This has been one of the toughest periods we’ve ever faced. I offer my profound apology and my commitment that we have never worked harder to make sure that we are filling your Fund with the highest quality companies.

SEPTEMBER 30, 2008

The year has been rough for most active managers due to the market’s narrow focus — with big swings in energy and finance. The biggest macro challenge for Wasatch has been our underweight position in energy. This sector continued rising through the first half of the year. Then in the third quarter when oil prices and energy stocks finally began to retreat, our funds were hit by the rapid drop in international stock markets.

In turbulent times like these it is critical that we stay focused on the elements that we can most control. So let me share with you what we’re doing to be better positioned for the future:

•

We are shortening our list of holdings, and focusing on what we believe are the highest quality companies — those that will be least impacted by a weak economy. We have reduced our number of holdings by roughly 25% across the firm.

•

We are paying closer attention to valuation. Valuation has always been a Wasatch pillar, but over the last year we have watched too many of our companies grow their earnings yet decline in value due to unexpected P/E compression. As we narrow our lists we are trying to avoid companies that appear to have further room for P/E declines.

•

We are letting the numbers speak for themselves. The few stocks that we look back on this year and say “we blew it” were generally because we failed to heed the signals in the numbers — we talked ourselves into believing a different picture. The numbers must support our long-term thesis, and we will use greater diligence to make sure they do.

The frustration that I’ve alluded to in our performance ties back to our fundamental belief that over time earnings growth drives stock prices. We continue to see companies deliver earnings growth without being rewarded for it. It reminds us of a beach ball held under water struggling to get back to the surface. Imagine that more air (i.e. earnings growth) is continuously being pumped into the beach ball — we believe it is only a matter of time before the ball simply has to shoot out of the water.

Our Funds feel very inexpensive today. As an example, the Wasatch Small Cap Growth Fund hasn’t carried a P/E ratio this low in over a decade. Yet, its realized earnings growth has remained in the 13% to 17% range for the last four quarters. When there are positive economic signs on the horizon I believe we’ll see the beach ball begin moving toward the surface.

Predicting market gyrations is beyond our scope at Wasatch. It is in volatile times where we find it particularly helpful to keep a long-term focus, look for irrational valuation opportunities, and take comfort knowing that over time the market generally goes up. We believe we are well positioned for that future.

Thank you for your calm approach and continued trust during this turbulent year.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

WASATCH-HOISINGTON U.S. TREASURY FUND

For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 30 and 31. The views expressed in the management discussion are those of Hoisington Investment Management Company, sub-advisor to the Fund, and may differ from the views of Wasatch Advisors, investment advisor to Wasatch Funds.

Information in this shareholder report regarding market or economic trends or the factors influencing the Funds’ historical or future performance reflects the opinions of Fund management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period. A Recession is officially defined as two consecutive quarters of negative economic growth as measured by a country’s gross domestic product (GDP).

A Price-to-Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings, calculated as: Price per Share/ Earnings per Share (EPS). For example, if a company is currently trading at $30 a share and earnings over the last 12 months were $2.00 per share, the P/E ratio for the stock would be 15. EPS is usually taken from the last four quarters (trailing P/E).

CFA®	is a registered trademark owned by CFA Institute.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers, led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager

OVERVIEW

The Wasatch Core Growth Fund returned -24.82% during the 12-month period ended September 30, 2008, and underperformed the -14.48% return of its benchmark, the Russell 2000 Index.

Despite outperforming their

large company peers during the past year, small company stocks were pressured by the same worries that affected all segments of the market. The combination of a deepening credit crisis, a lack of liquidity across debt markets, the failure of numerous high-profile financial institutions, and unprecedented levels of government intervention all increased the likelihood that an already weak U.S. economy would slip into a deep recession. These factors weighed heavily on stock prices, causing the Russell 2000 Index to close September at a level just shy of its low for the past three years.

DETAILS OF THE YEAR

A large portion of the Fund’s underperformance of the Russell 2000 Index was the result of its positioning in the financials sector, where investors showed little discrimination between high- and low-quality companies or among the many different types of financial businesses. The result was that the Fund’s holdings underperformed the broader financials sector by a wide margin. Asset manager SEI Investments and finance company KKR Financial Holdings were the notable detractors, despite having solid outlooks for earnings growth. In our view, market prices did not accurately reflect the intrinsic value of such businesses because investors’ fear caused higher-quality financial companies to be “thrown out” along with other, less attractive companies.

The industrials sector was another challenging area for the Fund. The primary reason for our underperformance in this segment was weakness in two engineering and construction (E&C) stocks: Chicago Bridge & Iron Co. and URS Corp. These stocks sold off with the broader E&C industry on the expectation that slowing global growth would lead to a downturn in infrastructure spending. But as is the case with our holdings in financials, we believe the recent stock price performance of these companies does not reflect the strength in their underlying businesses.

The Fund’s position in international stocks, which were hit hard by the combination of slowing growth and a strengthening U.S. dollar, also was a drag on its return. Despite the underperformance of this segment of the Fund, we continue to see the international markets as being fertile ground for the types of fast-growing, stable companies in which we seek to invest.

The Fund had a number of bright spots during the 12-month period. Most notable among these was our performance in the consumer discretionary sector, an area of the market that has been a veritable minefield for investors amid rising evidence of a slowdown in consumer spending. Our leaders in this sector were Jos. A. Bank Clothiers and Aaron Rents. The top individual contributor for the year was Copart, a leading provider of auto salvage auction services in the United States. The Fund’s investment in Emeritus, an operator of assisted living facilities, also did well. Current and future portfolio holdings are subject to risk.

OUTLOOK

We are clearly disappointed with the Fund’s results of the past year. During a period of broader market turmoil — a time when the stocks of high-quality companies would normally be expected to outperform — the results of our stocks failed to show the underlying strength of the companies held in the Fund. We strongly believe that this disconnection in stock price performance and company fundamentals is a short-term anomaly, and we expect that our focus on fundamentals will ultimately be reflected in improved results.

Two key factors form the basis for our optimistic view. First, we expect the companies in the Fund to deliver average annual earnings growth of approximately 18% over the next 12 months. While earnings growth estimates for the broader small cap market will likely fall in the months ahead as the economy slows, we feel confident in our individual company projections. We have redoubled our research efforts to confirm expectations for each of the companies held in the Fund, and have eliminated positions where we felt the earnings outlook was in question. The Fund is now more concentrated than it has been in several years as we continue to move capital into our highest-conviction holdings.

The second factor underlying our outlook is that the Fund’s holdings are attractively valued overall. The Fund’s forward price-to-earnings (P/E) ratio* was approximately 14 at the end of September, which is near the lowest levels in its history. Given our expectation for 18% earnings growth, this placed the Fund’s P/E-to-growth rate ratio** at about 0.8 —nearly 20% below what we view as an attractive level.

Together, these factors form the basis for our favorable outlook despite the Fund’s poor performance of the past year. While we remain cautious regarding the general environment for U.S. stocks, we believe our investment process and research discipline can help us identify attractive opportunities even in the toughest markets. We are convinced that our emphasis on high-quality companies whose stocks are trading at attractive prices has the potential to translate into solid long-term results.

Thank you for the opportunity to manage your assets.

*	The sum of the stock prices of the Fund’s holdings divided by the aggregate expected earnings per share of those holdings over the next 12 months, calculated as a weighted harmonic average.

**	The P/E ratio divided by the estimated 5-year earnings per share growth rate.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth	-24.82%	3.68%	11.47%
Russell 2000 Index	-14.48%	8.15%	7.81%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are 1.18%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Emeritus Corp.	6.21%
Pediatrix Medical Group, Inc.	4.98%
Copart, Inc.	4.93%
Annaly Capital Management, Inc.	4.31%
O’Reilly Automotive, Inc.	4.12%

Company	% of Fund
SEI Investments Co.	3.82%
Resources Connection, Inc.	3.50%
Pool Corp.	2.69%
Herbalife Ltd. (Cayman Islands)	2.68%
MSC Industrial Direct Co., Inc., Class A	2.63%

*	As of September 30, 2008, the Fund had 39.87% invested in the Top 10 equity holdings and there were 57 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley.

Roger D. Edgley, CFA® Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund lost 37.88% in the 12 months ended September 30, 2008 versus a loss of 44.42% for the MSCI Emerging Markets Small Cap Index, which we use as our benchmark. The Fund was started just a year ago, to invest in small companies in emerging markets. Clearly, if we knew the year would have been like this, we would have started the Fund this October instead of a year ago, but our belief in the potential of this asset class remains unchanged. It has been a tremendously difficult year to invest, with no asset class or geographical area offering a safe haven for investors. Performance versus the Index was helped by the Fund’s cash position over the year, but also by the team’s performance across sectors. This was a year where little worked. In an environment where returns were strongly negative across all sectors and all regions, it was more a question of making the fewest negative returns possible.

It is hard to envision markets worse than this — with huge challenges for debt and stock markets as well as currencies. This was the first time in decades that the International Monetary Fund (IMF) helped a developed country (Iceland) and it has had to assist a number of countries in Eastern Europe which were affected by debt holders taking out foreign currency loans.

DETAILS OF THE YEAR

Given the extent of the negative performance, there’s little to say about any specific holdings, but our weighting in certain regions and sectors helped our performance relative to the benchmark. In terms of geography, we were underweight in Asia, which helped performance significantly. Asia was the worst performing region in emerging markets, with stocks down over 48% for the Index. The benchmark’s Asia weighting averaged 62% with large parts of that in Taiwan and South Korea, where we were substantially underweight. Conversely, Latin America and the Middle East/Africa were significant areas of underperformance. Brazil is a major portion of the Fund’s and the Index’s Latin American weight, and the country’s economy was rolling along on the strength of oil prices earlier in the year. When oil prices fell quickly and significantly, stocks in Brazil were indiscriminately punished.

Compared to the Index, two of our best sectors for the year were information technology and consumer discretionary. One of our aims in managing the Fund is to do well in all sectors, and we were able to equal or outperform the Index in most sectors with the notable exceptions being energy and financials. These, of course, were the two most volatile sectors over the past year.

We build the Fund’s portfolio company by company, but the team pays much more attention to macro-economic factors than when investing in developed markets. Macro factors — when they turn negative in structurally weak countries — can overwhelm the stock market and the currency, so for a U.S. dollar investor, returns can be amplified by this. Analyzing country risk is part of our selection process and judgment. Russia, for example, has been an underweight area for the Fund due to our concerns regarding governance (or lack thereof). We have also reduced our weighting in South Africa, even though we see some well managed companies there, with macro-economic risks marked by fiscal and current-account deficits as well as increasing political risk.

OUTLOOK

It is worth emphasizing that the Wasatch team, since before the Fund’s inception, has believed strongly that emerging market small companies represent a real and long-term investment opportunity. This belief is even stronger today as values are compelling with a large number of stocks in our universe trading below companies’ book values.

We believe that the Fund’s outlook is promising. The stocks held in the Fund are very cheap. The financial systems of most of the countries we invest in (especially in Asia and Latin America) are obviously attempting to deal with a highly stressed environment, but they have not had the write-downs of bank assets characteristic of developed markets. The less evolved nature of banking systems in emerging markets means that they are not as sophisticated as the rest of the world-banks — they take deposits and make loans with a reasonable down payment. The highly leveraged, subprime securities that hurt the developed markets are not offered by emerging markets banks. We think it’s just a matter of time before investors recognize that these systems remain intact.

Finally, no discussion of emerging markets would be complete without mentioning China. In China, we are seeing a government pushing a balanced and stimulative approach to growing the economy by encouraging higher consumer expenditure and investment. The income growth of Chinese consumers remains an incredibly powerful story. China’s export growth will slow, but we do not see any scenario where it would completely offset domestic growth.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark owned by CFA Institute.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	-37.88%	N/A	-37.88%
MSCI Emerging Markets Small Cap Index	-44.42%	N/A	-44.42%
MSCI Emerging Markets Index	-33.20%	N/A	-33.20%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.54%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	2.15%
Philex Mining Corp. (Philippines)	2.07%
Kingdee International Software Group Co. Ltd. (China)	1.68%
Chaoda Modern Agriculture (Holdings) Ltd. (China)	1.65%
China Green Holdings Ltd. (China)	1.61%

Company	% of Fund
AKR Corporindo Tbk PT (Indonesia)	1.58%
Corporativo Fragua S.A.B., Class B (Mexico)	1.56%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1.50%
Anta Sports Products Ltd. (China)	1.45%
Axis Real Estate Investment Trust (Malaysia)	1.40%

*	As of September 30, 2008, the Fund had 16.65% invested in the Top 10 equity holdings and there were 85 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. †Inception: October 1, 2007. The MSCI Emerging Markets and Small-Mid Cap Indexes are free float-adjusted market capitalization indexes that are designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. You cannot invest directly in these or any indexes.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Global Science & Technology Fund is managed by a team of Wasatch portfolio managers, led by Sam Stewart Jr. Noor Kamruddin was lead manager of the Fund until May 20, 2008.

Samuel S. Stewart, Jr., PhD, CFA® Portfolio Manager

OVERVIEW

The Wasatch Global Science & Technology Fund returned -36.07% during the 12 months ended September 30, 2008, lagging both the -25.33% return of its primary benchmark, the Russell 2000 Technology Index, and the -26.59% return of its peer group, as measured by the Lipper Science and Technology Index.

The annual period proved to be an exceptionally challenging time for the U.S. stock market. The continued

evolution of the financial crisis, numerous bank failures, and the prospect of slower economic growth all weighed heavily on investor sentiment. This backdrop proved difficult for technology stocks, which underperformed the broader market on concerns that slower economic growth would cause consumers and corporations to sharply curtail their spending. Health care stocks performed somewhat better due to their lower economic sensitivity, but the sector did not outperform to the extent that would typically be expected in a down market.

DETAILS OF THE YEAR

Since becoming lead manager of the Fund during the second quarter, I have managed the Fund by assembling the “best ideas” of Wasatch’s team of health care and technology analysts. The result of this change is that some of the Fund’s characteristics have shifted, but most have stayed the same. As always, the Fund’s focus is on fast growing, smaller companies that are trading at a discount to their expected growth rate — a reflection of the broader Wasatch philosophy. In terms of what has changed, the most notable difference is that the Fund now holds fewer stocks with larger individual positions. Accordingly, the number of individual holdings in the Fund declined from 107 to 80 during the past year. In addition, the Fund’s weighting in health care has increased, reflecting the growing number of opportunities our analysts are finding in this area.

As would be expected in such a difficult period, a number of the Fund’s holdings registered significant declines. Many of these were companies where we were correct in our fundamental analysis but where stock performance was negative due to broader market weakness. An excellent example is India-based technology outsourcing firm Cognizant Technology Solutions. The company continued to report earnings growth in excess of 25%, but the stock fell sharply as investors factored in an outsized decline in global growth. Similarly, the fundamentals of Tessera Technologies. continue to improve but the stock was pummeled following the resignation of the Chief Executive Officer. Over time, we expect that the valuations of such companies will move back in line with their fundamentals. In the short term, however, investor fear was the deciding factor in the performance of their stocks.

There were also a handful of companies where our fundamental analysis missed the mark. Included in this category were O2Micro International and RaySearch Laboratories, which we continue to hold; and SiRF Technology Holdings, which we sold. While it’s inevitable that any annual period will bring some “torpedoes,” what has been unusual this year was the extent of the punishment the market meted out to companies that suffered a deterioration of fundamentals.

The Fund also had its share of winners during the year. Most notable among these was VNUS Medical Technologies, whose devices treat venous reflux disease — the underlying cause of varicose veins — in a minimally invasive fashion. Its stock rose over 30% for the year. Also performing well was Emeritus Corp., an operator of senior assisted-living facilities. The stock came under pressure during the first half of 2008, but we maintained our position based on the positive supply-and-demand dynamic of the underlying business. Emeritus’s shares ultimately recovered to rise over 70% during the third quarter. Quality Systems, whose shares rose nearly 15% for the year, and Intuitive Surgical, which has been moving into new geographic markets and applying its technology to new types of surgeries, also delivered solid gains for the Fund. However, outperformers such as these proved to be a rarity in an otherwise difficult year. Current and future portfolio holdings are subject to risk.

OUTLOOK

The annual period was disappointing for the Fund. We are responding to the Fund’s underperformance by redoubling our research efforts to verify all of the fundamental drivers for each company held in the Fund. During markets such as this, it is critical that we hold only the highest quality companies. While the stocks of high quality companies have been marked down to the same extent as their weaker counterparts, it is ultimately the fundamentally sound companies that are likely to survive — and even thrive — under adverse economic conditions.

From a broader standpoint, we continue to proceed with caution due to the unprecedented nature of this financial crisis. Overall, however, we believe the extreme market volatility has created opportunities for patient investors who maintain an appropriate focus on fundamentals and valuations. We believe the Fund, drawing from a large team of research analysts using our Multiple Eyes™ approach, is well positioned to take advantage of these opportunities in the months ahead.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	Multiple Eyes is a Wasatch term and refers to the firm’s collaborative research process.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Global Science & Technology	-36.07%	2.23%	2.63%
Russell 2000 Technology Index	-25.33%	-0.31%	-6.75%
Lipper Science and Technology Index	-26.59%	2.71%	-7.54%
Nasdaq Composite Index	-21.92%	3.94%	-2.29%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Global Science & Technology Fund are 1.87%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Cognizant Technology Solutions Corp.,
Class A	3.05%
Pediatrix Medical Group, Inc.	2.96%
Emeritus Corp.	2.64%
DealerTrack Holdings, Inc.	2.54%
Tulip IT Services Ltd. (India)	2.54%

Company	% of Fund
Providence Service Corp. (The)	2.39%
VNUS Medical Technologies, Inc.	2.32%
NetLogic Microsystems, Inc.	2.16%
O2Micro International Ltd. ADR (Cayman Islands)	2.14%
Power Integrations, Inc.	2.10%

**	As of September 30, 2008, the Fund had 24.84% invested in the Top 10 equity holdings and there were 81 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. †Inception: December 19, 2000. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Lipper Science and Technology Index is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest directly in these or any indexes.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers, led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW The volatility witnessed in the stock market over the last year was of historic proportions. The Russell Midcap Growth Index suffered a precipitous 45% decline between June and early October of this year, finishing the one-year period ended September 30, 2008 down 24.65%. While there is no satisfaction in beating the benchmark in a declining market, the Wasatch Heritage Growth Fund performed slightly better, falling 21.54% over the same period, while the Russell 1000 Growth Index lost 20.88%.

While down markets can be excruciatingly painful, much of the discomfort stems from the day-to-day — often irrational — fluctuations in the market. Our approach to investing isn’t driven by the short-term whims of market disposition. Even though fear and panic seemed to grip the market into the start of the fourth quarter, we remained focused on the fundamental performance of each of the companies we own.

The market sell-off over the preceding 12 months was broad-based as every sector in the Russell Midcap Growth Index declined in value. The breadth of the decline made individual stock selection even more pertinent than normal. Recession-resistant companies like Apollo Group, and St. Jude Medical helped moderate the Fund’s performance throughout the year.

DETAILS OF THE YEAR

As the credit crisis persisted, several high-profile financial firms saw their heavily leveraged business models begin to crumble. Consequently, the credit markets tightened, which limited capital availability for both businesses and consumers. Late in the third quarter, government intervention attempted to prop up the struggling financial system. The ultimate success of the bailout will not be known for some time. In the short term, its passage failed to quell market fears, credit markets remained frozen and recessionary conditions became more apparent leading to the continued sell off of stocks in early October.

While our financial stocks performed about in-line with the market, given the challenges that most financial companies are facing in the current economic environment, the Fund was hurt by having more exposure to financials than the benchmarks, which established a significant headwind. We remain confident, however, that the Fund is appropriately weighted to benefit from an eventual recovery across the wide spectrum of our financial holdings.

After a multi-year run-up, foreign stocks suffered a dramatic pullback during the year nearly across the board. Although the Fund’s direct foreign exposure is limited, it still felt the effect of a retrenching global economy as holdings such as Infosys Technologies in India and NII Holdings and Redecard in Latin America saw their stock prices trimmed. Despite the retreat in share prices, we feel that these companies have unique competitive advantages that will allow them to grow their businesses significantly in future years.

Infosys, a leading provider of outsourced information technology services in India, was hurt by rising salary demands in India and the prospect that macroeconomic conditions would force clients to cut their technology budgets. Looking beyond its current struggles, the company continues to increase earnings and we think the future remains bright. Not only does Infosys benefit from a stellar reputation and being a low cost alternative for the developed world, the stock is also reasonably valued.

St. Jude Medical ended the year as the Fund’s largest holding. The company’s product line, which includes vital medical devices related to cardiac rhythm management and atrial fibrillation, allows it to traverse challenging economic times. We are enthusiastic that St. Jude Medical is well positioned to take market share and increase sales and earnings at a double-digit pace for at least the next several years.

Apollo Group, a long-time Fund holding, offers post-secondary educational opportunities, particularly geared to working adults. The stock had a strong rally late in the year as it became apparent that individuals would likely be returning to school to improve their marketability during the economic struggle. Current and future portfolio holdings are subject to risk.

OUTLOOK

While worldwide governmental intervention is attempting to address the credit crisis and the resulting panic in the stock markets, recessionary concerns remain on the horizon. It is impossible to know whether the markets have reached a low or if further downside remains. Ultimately, that’s not where our focus lies. We are more concerned with following our disciplined investment process, which emphasizes finding reasonably valued growth companies that we conclude will be more profitable in the future than they are today.

We will continue to keep the bar high in constructing the Fund. We are committed to finding unique companies that possess sustainable competitive advantages, market leadership, talented management teams, and that are attractively valued with further room to grow. As long as our companies continue to meet our high standards, we feel certain that our patience will be rewarded when their outstanding qualities are recognized.

Thank you for the opportunity to manage your assets.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	-21.54%	N/A	1.01%
Russell Midcap Growth Index	-24.65%	N/A	3.90%
S&P 500 Index	-21.98%	N/A	2.63%
Russell 1000 Growth Index	-20.88%	N/A	1.48%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 0.95%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
St. Jude Medical, Inc.	4.82%
Express Scripts, Inc.	3.92%
Amphenol Corp., Class A	3.63%
NII Holdings, Inc.	2.92%
Infosys Technologies Ltd. (India)	2.91%

Company	% of Fund
BMC Software, Inc.	2.75%
Altera Corp.	2.70%
Covance, Inc.	2.63%
CVS Caremark Corp.	2.62%
Alliance Data Systems Corp.	2.56%

*	As of September 30, 2008, the Fund had 31.46% invested in the Top 10 equity holdings and there were 52 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. †Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH HERITAGE VALUE FUND (WAHVX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Heritage Value Fund is managed by a team of Wasatch portfolio managers, led by Brian Bythrow.

Brian Bythrow, CFA® Portfolio Manager

OVERVIEW

For virtually all of its existence, the Heritage Value Fund has faced a complex and volatile market environment. The housing market has been in distress, the subprime lending crisis and subsequent credit crunch have reverberated throughout the economy, and the U.S. economy has appeared to be on the brink — if not in the midst — of a recession. In the spring and summer of 2008, commodity prices remained high and even rose further, contributing to significant increases in food and fuel prices. Consumers also felt the pinch from high health care costs, declining home values, poor wage growth, and a weak employment market. The results were an erosion of confidence in the economy, and negative stock market returns.

Then, at the end of the third quarter, stock markets were roiled by a number of shocking developments involving some of the world’s major financial institutions. This series of events came at a breakneck pace, offering investors little time to digest one piece of news before being confronted with another. It wasn’t much of a surprise that these conditions sparked a massive flight to safety, in which investors shed stocks and riskier bonds in favor of Treasuries. In this environment, the Wasatch Heritage Value Fund posted a return of -19.42% for the year ended September 30, 2008. This placed it ahead of our benchmark, the Russell 1000 Value Index, which returned -23.56% for the same period.

Much of the Fund’s relative outperformance can be attributed to investments in consumer staples companies, particularly in food and beverage related areas. In a skittish market environment, investors found some comfort in these companies and the basic — but highly desired — goods they produce. Our selection of individual holdings in other areas also played a significant role in our outperformance.

DETAILS OF THE YEAR

Although information technology was one of the weaker sectors for the year, it was home to our top contributor for the 12-month period, Visa Inc., the electronic payment-processing giant. Visa came to market in an initial public offering (IPO) in mid-March, and we were able to take a significant position. In advance of the offering, our calculations indicated that Visa was being offered at a discounted value relative to rival payment processor MasterCard, which itself went public not long before. We benefited when Visa’s stock price soared after trading began, and in the wake of that increase we scaled back our position. We continue to monitor the company closely.

Other top contributors during the period came from the food and beverage area. One of these was Hansen Natural Corp., maker of the popular Monster Energy drinks. The company was attractive to us for its distinctive products and growing market share. For a long time, the stock’s hefty price tag put it out of our range, but September’s market uproar gave us the opportunity to pick it up at an attractive price. We were pleased to be able to purchase a stock with growth characteristics at a value price with Hansen.

Soy-product maker Bunge Ltd. also contributed to results. We purchased Bunge as a fallen angel — a company whose stock price was beaten down excessively in part due to concerns about higher commodity costs. Use of soy products has been rising, as health-conscious and aging consumers seek out such products for their health benefits. Unlike the producers of many other foods, Bunge has been able to pass through virtually all of its higher production costs to its end users, and the stock price has benefited.

As we have mentioned, information technology was one of the weakest sectors for the year, with many technology companies facing concerns that slower economic activity could cut into corporate spending.

One of our larger holdings, Cognizant Technology Solutions, detracted from performance over the year largely because of this trend. The company provides technology outsourcing services, primarily to the financial sector. The recent dramatic developments in that sector raised the concern that Cognizant might face a landscape with not only fewer clients, but also lower spending by those that remain.

Wasatch analysts have followed Cognizant for years and at this point we feel comfortable continuing to hold it in the Fund. Even if spending on technology slows for a time, we believe the practice of sending computing work offshore is firmly entrenched as a cost-saving measure — though we’re aware that Cognizant, with fewer potential clients on the horizon, will likely need to expand the share of business it gets from existing customers. Current and future portfolio holdings are subject to risk.

OUTLOOK

Although it can be difficult to be optimistic in the wake of extreme market turbulence, we retain a sense of confidence that in time the U.S. economy and its counterparts around the world will be able to work through the many issues they currently face. That said, we believe that the tight credit situation will impair consumer spending for some time to come. Given that about 70% of economic activity in the U.S. comes from consumers, that means there are not likely to be any quick fixes for the current troubles.

In this difficult environment, we have redoubled our focus on company-specific research. We continue to seek out companies that offer the essential fundamental qualities of strong cash-flow generation, solid balance sheets, good dividend-paying ability, and management attuned to the interests of shareholders. There’s no denying that a recovery may take some time, and we recognize that it’s not easy to stay invested when the markets are in such turmoil. But if you believe, as we do, that the U.S. will rebound from this crisis and live to fight another day, then it’s our conviction that in time investors should be rewarded for holding strong companies.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH HERITAGE VALUE FUND ( WAHVX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 8/30/07
Heritage Value	-19.42%	N/A	-16.20%
Russell 1000 Value Index	-23.56%	N/A	-19.04%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Heritage Value Fund are 0.97%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Hansen Natural Corp.	3.99%
American Water Works Co., Inc.	3.68%
Whole Foods Market, Inc.	3.49%
Microsoft Corp.	3.48%
Plains Exploration & Production Co.	3.43%

Company	% of Fund
Burlington Northern Santa Fe Corp.	3.41%
Old Republic International Corp.	3.19%
Thomas & Betts Corp.	3.19%
Baker Hughes, Inc.	3.19%
Biogen Idec, Inc.	3.18%

*	As of September 30, 2008, the Fund had 34.23% invested in the Top 10 equity holdings and there were 33 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. †Inception: August 30, 2007. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged total return index of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley. Laura Hoffman was a lead manager for the Fund until October 24, 2008.

Roger D. Edgley, CFA® Portfolio Manager

OVERVIEW

The 12-month period became increasingly challenging as the financial crisis spread from the U.S. to other parts of the developed world. Global markets reacted with extreme volatility and stock prices dropped sharply. During this tumultuous time, the Wasatch International Growth Fund returned -44.01% and underperformed the MSCI AC World Ex-U.S.A. Small Cap Index, which returned -37.29% and the MSCI

World Ex-U.S.A. Small Cap Index, which returned -35.34%.

Ordinarily, we would expect the quality of the companies we have invested in and the Fund’s broad sector and geographic diversification to provide some downside protection, but in these extraordinary conditions there was no place to hide. Areas of the Fund that were particularly hard hit included the financials, industrials and consumer discretionary sectors. Many of our industrial companies are in Western Europe so our performance in that region struggled. Our heavy weighting in emerging markets, especially Asia and Latin America, was another source of weakness.

The Fund is invested in what we believe to be high quality growth companies that are well managed and have strong balance sheets. But these types of companies generally fared no better than lesser companies. However, when global markets get back on track we expect quality companies to lead. Looking on the bright side, the market turmoil has presented us with plentiful opportunities to invest in quality companies at especially attractive prices. Throughout the year, we have worked to concentrate the Fund into our best investment ideas, which should provide better upside potential when markets rebound. In addition, we have increased our weighting in companies on the larger end of the small cap spectrum as we expect that larger companies will fare better than smaller ones.

DETAILS OF THE YEAR

These are trying times indeed. They remind us of the Asian financial crisis in the late 1990s. Having lived and invested through that time, we remember how quickly the contagion spread and the damage that was done. We also remember how the markets bounced back.

In the current crisis, the more evolved the bank — meaning one that is more likely to use exotic financial instruments — the worse its business has been affected. These banks are a far cry from the banks we like to invest in. We favor “plain-vanilla” banks — they offer saving and checking accounts and make loans to their customers supported by large down payments. Examples include India-based HDFC Bank and Axis Bank. Another is Seven Bank, one of the

Fund’s top contributors for the year. This bank operates a network of ATM machines located in 7-11 stores throughout Japan. Seven Bank’s business model is straightforward — it takes in deposits from its customers and dispenses cash to them for a fee when they need it. Current and future portfolio holdings are subject to risk.

On the other hand, Banco Daycoval, a plain vanilla bank based in Brazil, didn’t fare so well this year. The company’s stock priced declined over 60% although we couldn’t see anything in the company’s fundamentals to justify a decline of this magnitude. We chalk it up to the contagion that has caused general weakness in emerging markets and has driven down bank stocks in these areas more than in developed markets. It is worth noting that, having already survived a financial crisis, banks in Asia and Latin America are generally better positioned to come through the current crisis than their counterparts in the developed world.

Themes that we like and areas where we see good growth opportunities include Indian banks and companies that are focused on Chinese consumers. Declining export volume will no doubt slow China’s economic growth, but we expect it to remain in the high single digits, much stronger than the rest of the world. We also like the prospects of certain industrial companies such those we hold in Western Europe that appear well positioned to benefit from ongoing infrastructure projects in emerging markets.

OUTLOOK

Market volatility, however painful, is not without opportunities. Think of going into a department store where everything is 60% off. Cost becomes less important than choosing what to spend your money on. We find ourselves in a similar situation now. We are selectively investing in what we believe are the best small growth companies money can buy. A year ago, we couldn’t invest in many of these companies because we thought they were overpriced. Now we can buy them at extremely reasonable prices.

It will be hard for markets to recover without banks doing well, so we will look for them to lead coming out of this period. Given that financial institutions in emerging economies are more straightforward, we expect that they won’t have suffered as much damage when the financial crisis has passed. However, we do expect that the breakdown of structured finance in the developed world will cause financial institutions in these regions to be impaired because they will have fewer instruments at their disposal.

We are continuing to invest in what we believe are great growth companies at reasonable prices. In addition, we want to make sure the Fund is well positioned in the financials, consumer discretionary, and industrials sectors, and we want to have a reasonable weight in energy. It is our expectation that these sectors will be the leaders coming out of the downturn. We also want to remain broadly diversified by geographic region. These are uncertain times, but we are confident that our discipline and experience as international investors will serve the Fund well in the coming months and years.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
International Growth	-44.01%	6.36%	8.24%
MSCI World Ex-U.S.A. Small Cap Index	-35.34%	9.25%	10.54%
MSCI AC World Ex-U.S.A. Small Cap Index	-37.29%	N/A	N/A

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.78%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	2.86%
Rotork plc (United Kingdom)	2.63%
Seven Bank Ltd. (Japan)	2.55%
AEON DELIGHT Co. Ltd. (Japan)	2.29%
Osaka Securities Exchange Co. Ltd. (Japan)	2.16%

Company	% of Fund
BIM Birlesik Magazalar AS (Turkey)	2.13%
Ports Design Ltd. (Hong Kong)	2.10%
Campbell Brothers Ltd. (Australia)	2.00%
DiaSorin S.p.A (Italy)	1.89%
Home Capital Group, Inc. (Canada)	1.86%

*	As of September 30, 2008, the Fund had 22.47% invested in the Top 10 equity holdings and there were 83 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10, 000 investment at the beginning of the time period shown. †Inception: June 28, 2002. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The Index recently commenced operations, therefore, data since the Fund’s inception is not available. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley and Blake H. Walker.

Roger D. Edgley, CFA® Portfolio Manager	Blake H. Walker Portfolio Manager

OVERVIEW

The global credit crunch that hampered international stock performance for much of the year culminated in extreme volatility at the end of September. At that point, a tumultuous series of events involving some of the world’s largest financial institutions provoked a massive flight to safety. Investors rapidly shed stocks and riskier bonds in favor of Treasuries and cash.

As part of this trend, international stocks underperformed U.S. stocks, and international micro-cap stocks were harder hit than those with larger market capitalizations. For the year ended September 30, 2008, the Fund returned -45.33%, and underperformed the MSCI World Ex-U.S.A. Small Cap Index, which returned -35.34%, and the MSCI AC World Ex-U.S.A. Small Cap Index, which returned -37.29%.

Most of our underperformance relative to the indexes during the period can be attributed to our overweighting in China and other Asian markets. These areas suffered most from the flight to safety, and also were hurt by concerns that a global economic slowdown could dampen profits. This Fund’s emphasis on the stocks of the smallest companies also played an important role in its underperformance in a risk-wary environment. The Fund’s weighted average market capitalization at the end of the period was $427 million, while the indexes’ was over $1 billion.

Even in the face of steep stock price declines, the fundamentals among the companies held in the Fund remain reasonably strong. Although there are serious questions about the outlook for consumers in the U.S. and other established markets, we believe prospects for consumer spending within emerging markets remain solid. Many of the companies we hold are aimed at these emerging consumers, positioning their stocks to benefit once a degree of stability returns to the global markets. We anticipate continued volatility in international markets for the remainder of 2008 and well into next year, but feel confident that investors will in time recognize the strong fundamental qualities of these companies.

DETAILS OF THE YEAR

In a difficult period for Asian stocks, the greatest detractor from the Fund’s performance for the year was our position in China Hongxing Sports. This athletic shoe and sportswear company caters to China’s growing consumer base, rather than making products for export. We believe that approach positions the company well, as we believe consumer spending in China will continue to rise over time. Nonetheless, in this year’s negative environment, the stock was punished severely.

Established international economies were, of course, far from immune to the difficulties facing the world’s stock markets. Sweden-based RaySearch Laboratories was another of our weakest performers for the year. The company develops software used in the radiation treatment of cancer patients. RaySearch came under significant pressure this year from competing products that reduce the amount of time each patient’s therapy session takes, thus allowing hospitals to generate more revenue from the same equipment. RaySearch is, however, due to launch its own similar system — at a lower cost — in partnership with Philips Electronics in the first half of 2009.

Another detractor that we nonetheless retain confidence in is Hong Kong-listed Wasion Group. The company makes metering equipment used in electrical grids. We believe Wasion is positioned to benefit from the rapid expansion of the electrical grid in China, and is also experiencing some success selling products elsewhere in the world. The company encountered production delays during the year due to heavy snowstorms and a major earthquake, which constrained revenue growth. However, Wasion’s plan for contending with recent challenges seems clear, and management and conservation of energy are high priorities for the Chinese government. These factors led us to maintain our position, though we are continuing to monitor Wasion carefully.

Even in such a difficult year, it’s important not to lose sight of the Fund’s brighter spots — not only for their own value, but also for the insight they can offer into how companies can find ways to compete even in a challenging economic environment. The top contributor to the Fund’s performance for the year was Mexichem, a producer of chemical products — particularly PVC pipe — used in the construction industry. The company has benefited from infrastructure improvements in Mexico’s emerging economy, which continue despite the global slowdown.

Our second best contributor was Canada-based GuestLogix, a provider of equipment and software systems that allow crew members to make retail sales to passengers on airlines, trains, and ships. The products sold generally include food, drink, and tickets to popular attractions. A recent positive development for the company was the deployment of its systems on Southwest Airlines. Current and future portfolio holdings are subject to risk.

OUTLOOK

As unpleasant as this period has been, we strongly believe that in future years we could look back on this time as a great buying opportunity. With the stock prices of so many fundamentally strong companies now at such low levels, it’s possible even a moderate stabilization in the global markets could have positive impact on stock prices. All that said, we fully recognize that a loss like the one the Fund has recently endured is difficult to accept. We share your disappointment not only as professionals, but also as fellow shareholders in the Fund.

To contend with the current environment, we have reduced the number of companies held in the Fund and are focusing more assets on what we believe are the strongest companies. We have also renewed our emphasis on value. Many of the companies we own have clean balance sheets with little to no debt and significant cash positions. These companies look cheap even if earnings growth slows, and we’re looking for more opportunities like this. The Fund’s substantial cash position temporarily serves as a modest cushion but, more importantly, it gives us the resources to take action as new opportunities emerge.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	-45.33%	N/A	1.53%
MSCI World Ex USA Small Cap Index	-35.34%	N/A	1.00%
MSCI AC World Ex USA Small Cap Index	-37.29%	N/A	N/A

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.51%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
China Hongxing Sports Ltd. (China)	5.82%
Anta Sports Products Ltd. (China)	3.32%
Osaka Securities Exchange Co. Ltd. (Japan)	2.17%
Kingdee International Software Group Co. Ltd. (China)	2.14%
Goodpack Ltd. (Singapore)	2.02%

Company	% of Fund
Ports Design Ltd. (Hong Kong)	1.76%
Ezra Holdings Ltd. (Singapore)	1.64%
Swiber Holdings Ltd. (Singapore)	1.58%
China Green Holdings Ltd. (China)	1.58%
China Automation Group Ltd. (China)	1.57%

*	As of September 30, 2008, the Fund had 23.60% invested in the Top 10 equity holdings and there were 95 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. †Inception: January 27, 2005. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The Index recently commenced operations, therefore, data since the Fund’s inception is not available. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers, led by Daniel Chace.

Daniel Chace, CFA® Portfolio Manager

OVERVIEW

During the 12 months ended September 30, the Wasatch Micro Cap Fund posted a 30.46% loss and the Russell 2000 and Russell Microcap indexes fell 14.48% and 22.51%, respectively. The credit crisis that erupted in the summer of 2007 intensified, clouding the outlook for the global economy and sending stock prices lower around the world.

The Fund’s performance during the period was disappointing, both in absolute terms and relative to the indexes. The main driver of our weak results was a contraction in the price-to-earnings (P/E) multiples* of stocks that we believed were already attractively valued.

Recent developments in the stock and credit markets have been remarkable. But with history as a guide, we think the global economy will work through the financial crisis and be strengthened in the process. As this scenario begins to unfold, we expect the stock markets to stabilize and P/E multiples to return to more normal levels. This bodes well for the Fund, since the prices of many of our holdings are at multi-year lows.

DETAILS OF THE YEAR

This was one of the most volatile and difficult periods that we have experienced in our years of investing. The number of cross currents in the market and the pace of change taking place were amazing. Commodity prices swung wildly, major financial institutions disappeared, government intervention redrew the line between the public and private sectors — and the list goes on.

In this extraordinary year, a large part of our performance challenge was that value often simply didn’t matter. Being inexpensively valued provided almost no cushion to stock prices, even for companies with strong balance sheets. As a result, we suffered big declines in stocks that, in our opinion, were already quite inexpensive. This lack of support may have been due to rising risk aversion or selling pressure from hedge funds and financial institutions needing to reduce their debt or meet redemptions. Perhaps our own framework for valuing companies was not working as it traditionally has given the extreme volatility — or maybe a combination of these factors came into play. Whatever the cause, the magnitude of the losses in a number of our stocks was surprising. There may have been valid reasons for some sort of price decline, such as macroeconomic headwinds or company-specific issues. But the declines we saw were much bigger than we would have expected to see in a more normal environment.

The market’s disregard for value was particularly evident when looking at the performance of our foreign-listed** stocks, which substantially lagged our domestic holdings. For example, China Hongxing Sports (China), an athletic shoe and apparel retailer, was a major detractor in the Fund.

The company’s decision to help its distributors finance store improvements has raised some eyebrows, and its earnings growth has decelerated. That said, China Hongxing reported trailing earnings-per-share growth of 40%+ during the period, and order bookings at a recent trade event were strong. In addition, we think its P/E ratio of 8x trailing earnings is very low for such a highly profitable growth company. Despite the weakness in the stock, we remain positive on China Hongxing’s long-term prospects — and on investing in international companies in general. Our foreign stocks were a drag on results this period but have benefited the Fund over time.

Just as the value of our stocks fell to unexpected levels, several of the year’s best-performing stocks were unexpected. For example, Beacon Roofing Supply, a distributor of roofing products, generated a significant gain in the face of weakness in the housing industry. Old Dominion Freight Line, a trucking company, did well amid record gasoline prices and a sluggish economy. Seeing these names on the list of top contributors further highlights the challenging nature of the market. Current and future portfolio holdings are subject to risk.

One of the few bright spots this period was that the Russell Microcap Index outperformed the Russell 2000 Index during the July-to-September quarter for the first time since the fourth quarter of 2006. Although it may not be the start of a trend, we find it encouraging after six straight quarters of Russell 2000 leadership.

OUTLOOK

When we review the operating performance and value of our holdings, it is hard not to be optimistic in our outlook for the Fund. We believe we own strong businesses, many of which are currently facing macro headwinds but whose stocks are trading at compelling values. Yes, the economy is deteriorating rapidly and could easily get worse before it gets better. However, we think this is already reflected in stock prices to a large extent.

A look back at history also spurs optimism, since crises tend to be followed by rebounds. Mexico came back from a crushing debt and housing crisis that left almost every mortgage in the country under water. Brazil recovered from its currency devaluations and misguided economic policies, and the Asian economies survived their debt crisis and devaluations. Even Russia withstood its massive bond default. Maybe it will be different this time for the United States and rest of the world. But it is our strong belief that the global economy will ultimately recover and grow and that stock prices will resume an upward path.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	The price-to-earnings (P/E) multiple, also referred to as the P/E ratio, is the price of a stock divided by its earnings per share.

**	These holdings excluded American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges) and companies incorporated in other countries but whose shares trade on U.S. stock exchanges.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	-30.46%	4.49%	17.09%
Russell 2000 Index	-14.48%	8.15%	7.81%
Russell Microcap Index	-22.51%	4.09%	N/A

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.14%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
VNUS Medical Technologies, Inc.	3.08%
Power Integrations, Inc.	2.83%
China Hongxing Sports Ltd. (China)	2.15%
CorVel Corp.	2.06%
Micrel, Inc.	1.97%

Company	% of Fund
NCI, Inc., Class A	1.96%
DealerTrack Holdings, Inc.	1.94%
Dollar Financial Corp.	1.72%
World Acceptance Corp.	1.72%
Vitran Corp., Inc. (Canada)	1.67%

*	As of September 30, 2008, the Fund had 21.10% invested in the Top 10 equity holdings and there were 96 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start data of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers, led by John Malooly and Brian Bythrow.

John Malooly, CFA® Portfolio Manager	Brian Bythrow, CFA® Portfolio Manager	OVERVIEW Over the past 12 months, stocks faced an array of challenges that became more complex and severe as the year progressed. From the beginning, the credit crunch began to impact the economy, and it appeared all but certain that the U.S. would move into a recession. In an increasingly uncertain environment, investors’ aversion to risk gained in intensity. Micro cap stocks, which tend to be more illiquid and volatile than the stocks of larger companies, remained out of favor. Over the spring and summer, soaring prices for energy and energy-related commodities raised new concerns.

As the period came near its close, the issues that had been weighing on the markets and the financial system reached crisis proportions. Increasingly stressed homeowners began to default on their mortgages in greater numbers, casting doubt on the soundness of complex securities backed by mortgages. Banks and other financial institutions then faced a cloudier future, as it appeared no one was entirely sure just how much risk they were carrying through those mortgages and the related securities.

This ultimately led to a series of shocking developments involving some of the world’s major financial institutions, and to a near-lockdown on credit that affected consumers and corporations alike. In this environment, investors fled from securities posing any level of risk. In these challenging conditions, the Wasatch Micro Cap Value Fund returned
-29.67% for the 12 months ended September 30, 2008, placing it well behind the Russell 2000 Index, which returned -14.48% for the same period.

Our underperformance is partly explained by the fact that the Russell 2000 Index represents small company stocks, which are generally considered less volatile than the micro caps we emphasize in the Fund. Further more, the Index’s performance benefited from changes that accompanied its annual rebalancing at the end of June. These circumstances do not account for our disappointing absolute performance, but they do help to explain why our results were out of step with the benchmark.

DETAILS OF THE YEAR

The Fund’s overweighting in information technology also contributed to our underperformance, as investors feared a slowing economy would cut into corporate spending on systems, software, and equipment. A number of the Fund’s weaker stocks came from the sector, including the greatest detractor from performance, O2Micro International. The company makes computer power management and security components, areas that are sensitive to cuts in corporate spending. In addition, the company’s far-flung operations — and the imperfect communication style of its management — added a layer of uncertainty in many investors’ minds. We are monitoring O2Micro closely but retain a sense of confidence in the company’s long-term prospects, particularly in light of its reasonable valuation.

Another technology holding that hurt performance was SiRF Technology Holdings, a maker of chips for GPS-based navigation devices. The company suffered from declining demand for stand-alone GPS devices, and an unexpected loss of market share hit its stock hard. After reassessing SiRF’s prospects, we elected to sell the stock.

On the more positive side of things, our top contributor for the period benefited from the pursuit of alternative-energy solutions. Globe Specialty Metals, a producer of materials used in solar cells, profited from rapidly growing demand and solid pricing power. Late in the summer, we decided to sell the stock, as its strong run-up had begun to push it outside our market capitalization range. Unfortunately, a hedge fund that came under pressure in the early days of the global financial crisis rushed to sell its significant position in the company, cutting the stock’s value nearly in half before we were able to complete our more deliberately paced sale. Our results were still strongly positive, but we believe this reduced our potential profits from the stock.

Longtime holding VNUS Medical Technologies, was another top contributor for the year. This maker of minimally invasive devices for treating venous disorders benefited from good execution of its business plan and the resolution of long-pending litigation. The company has been gaining market share, and enjoys good acceptance among doctors for its newer products. Current and future portfolio holdings are subject to risk.

OUTLOOK

After a challenging period like the one we have just been through, it can be difficult to be optimistic. But as we look over the Fund, we can’t help but conclude that we have never before owned a portfolio so full of fundamentally sound companies whose stocks are trading as cheaply as these.

We’re not underestimating the myriad challenges facing the stock markets, though. To contend with this difficult environment, we have trimmed the number of holdings in the Fund, and are focusing a greater percentage of assets on what we consider to be our strongest names. Also, we still have some cash available from the Fund’s brief reopening in the second quarter. We are investing it cautiously, in keeping with the market environment, but we are ready to act decisively when we identify attractive opportunities.

We recognize that it’s not easy to stay invested when the markets are in such turmoil, and when returns are so disappointing. As fellow shareholders in the Fund, as well as professionals concerned with doing the best job possible for you, we are unhappy with these recent results. But we firmly believe that the markets will rebound from this crisis, allowing companies to once again be judged on their earnings growth and other fundamental strengths. Given the solid growth potential and low valuations among the companies we hold, we look forward to that time.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	-29.67%	8.66%	9.28%
Russell 2000 Index	-14.48%	8.15%	8.50%
Russell Microcap Index	-22.51%	4.09%	5.47%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.32%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
VNUS Medical Technologies, Inc.	3.47%
Intevac, Inc.	2.38%
Invacare Corp.	1.92%
Heritage-Crystal Clean, Inc.	1.88%
Opnet Technologies, Inc.	1.87%

Company	% of Fund
GuestLogix, Inc. (Canada)	1.76%
Globe Specialty Metals, Inc. (United Kingdom)	1.75%
Westwood Holdings Group, Inc.	1.65%
NCI, Inc., Class A	1.64%
CastlePoint Holdings Ltd. (Bermuda)	1.54%

*	As of September 30, 2008, the Fund had 19.86% invested in the Top 10 equity holdings and there were 92 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. †Inception: July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers, led by Jeff Cardon.

Jeff Cardon, CFA® Portfolio Manager

OVERVIEW

During the 12 months ended September 30, the Wasatch Small Cap Growth Fund lost 25.42% and the Russell 2000 Growth and Russell 2000 indexes fell 17.07% and 14.48%, respectively. The period was extremely volatile, as the turmoil in the credit markets that began with rising defaults on subprime mortgages spread throughout the U.S. financial system.

The financial crisis dampened the

outlook for the U.S. economy, and concerns about a slowdown pressured many of our stocks. In addition to the broad sell-off in U.S. stocks, the Fund was hurt by our exposure to the foreign small cap market, which significantly lagged the U.S. small cap market. Our traditionally lower weighting in the energy sector was another challenge as the price of oil surged to a record high.

This period’s results were obviously disappointing. However, as we look forward, we strongly believe the next several years could shape up well for the Fund. The balance sheet strength of our holdings helps us feel comfortable in this uncertain economic environment and, overall, our portfolio companies continue to grow their earnings at a healthy rate. In addition, if you look back over the last 10 years, there has been only one other instance when the price-to-earnings ratios* of the stocks in the Fund were as low as they are now. That period turned out to be an especially opportune time to invest in our style.

DETAILS OF THE YEAR

The past year in the U.S. stock market was extraordinary, as the unwinding of leverage in the U.S. economy intensified and brought the financial system to the brink of collapse. At the eye of the storm were several of the nation’s largest financial institutions whose mortgage-related losses and debt-heavy balance sheets impaired their ability to access the capital markets. With their stock prices plummeting, some of these companies were rescued by the government, others were sold and one filed for bankruptcy.

As small cap investors, we do not buy stocks of this size and did not own shares of these large financial institutions. Furthermore, we were not overly concerned that any of the companies we did own would be overwhelmed by credit problems given their strong balance sheets, and none of them were. Our companies do not operate in a vacuum, however, and the deepening financial crisis had a second-derivative effect due to its negative implications for the economy. So while we believe our companies will deliver strong earnings growth and stock price appreciation over the long run, worries about the economy pressured many of our stocks this year. The economically sensitive information technology sector was an especially weak area in the Fund, where major detractors included SiRF Technology Holdings, a semiconductor company, and DealerTrak Holdings, a software firm selling to the automobile dealership industry.

The Fund’s international exposure was another significant headwind. Although our international holdings performed broadly in line with the foreign small cap indexes, the foreign indexes did much worse than their U.S. counterparts. International stocks were hurt by the risk-averse climate and darkening outlook for many of the world’s economies amid the financial crisis in the United States, tighter credit market conditions and high food and fuel prices. Despite recent weakness, we remain enthusiastic about investing abroad, since we believe many international economies will grow faster than the U.S. economy in the long run.

Macro concerns were also apparent when looking at stocks in the Fund that performed well. Strayer Education, a provider of post-secondary education services and one of our largest holdings, posted a substantial gain as investors gravitated toward its defensive characteristics. The company has delivered consistently strong revenue and earnings growth over the past several years and tends to do well even in tough economic times, when higher unemployment motivates people to change or enhance their job skills. Other positive performers included MWI Veterinary Supply, a distributor of animal health products, and Kendle International, a clinical research organization serving the biopharmaceutical industry. Like Strayer, these stocks were beneficiaries of the “flight to stability” that occurred as investors sought refuge in companies with resilient demand. Current and future portfolio holdings are subject to risk.

Energy was the only sector in the small cap growth market to post a gain, supported by a rapid rise in the price of oil throughout much of the period. This negatively impacted the Fund’s performance relative to the Russell 2000 Growth Index in light of our traditionally lower exposure to commodity-driven companies. That said, energy stocks fell sharply toward the end of the period, as the price of oil dropped over 30% from July through September in the face of cooling demand from developed countries.

OUTLOOK

We feel confident in our long-term outlook for the Fund given the characteristics of our companies — their valuations, long-run earnings prospects and, in particular, their capital structures. Despite all of the volatility in the market, we have stayed focused on owning quality businesses with strong balance sheets. We believe this approach has the potential to be rewarded over the next several years as the economy continues to grapple with the aftermath of the credit boom. A reasonable post-recessionary scenario is a low-growth economy with no new emerging asset bubble. This type of environment has historically been favorable for the Fund, since it allows steady, quality growth companies to shine.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	The price-to-earnings (P/E) ratio is the price of a stock divided by its earnings per share.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	-25.42%	2.94%	11.48%
Russell 2000 Growth Index	-17.07%	6.64%	4.67%
Russell 2000 Index	-14.48%	8.15%	7.81%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.19%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
O’Reilly Automotive, Inc.	5.36%
Resources Connection, Inc.	3.90%
Techne Corp.	3.68%
Pediatrix Medical Group, Inc.	3.47%
FactSet Research Systems, Inc.	2.59%

Company	% of Fund
HDFC Bank Ltd. ADR (India)	2.52%
Power Integrations, Inc.	2.26%
Peet’s Coffee & Tea, Inc.	2.21%
MSC Industrial Direct Co., Inc., Class A	2.14%
Copart, Inc.	2.10%

*As	of September 30, 2008, the Fund had 30.23% invested in the Top 10 equity holdings and there were 98 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers, led by Jim Larkins. John Mazanec was a lead manager for the Fund until May 20, 2008.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Value Fund was down 26.26% during the 12-month period ended September 30, 2008, and underperformed the -12.25% return of its benchmark, the Russell 2000 Value Index.

U.S. stocks performed poorly during the past year due to the combination of slowing economic growth, a broadening financial crisis, and concerns that rising energy costs would lead to heightened inflation pressures. Small cap value stocks, while producing a negative absolute return, performed well compared to their large-cap counterparts. Unfortunately, the Fund did not participate in the relative strength of small cap value stocks due to the underperformance of our holdings in three important sectors — consumer discretionary, financials, and energy. Additionally, our international holdings detracted from performance. We are disappointed with these results. Still, as we will discuss in detail below, we feel confident that the Fund remains well positioned to produce the long-term results we expect.

DETAILS OF THE YEAR

A leading cause of the Fund’s underperformance of the Russell 2000 Index was our positioning in the consumer discretionary group, a sector that was pressured by concerns that slower economic growth and higher gas prices would force consumers to curtail their spending. Many of the Fund’s consumer stocks were hit disproportionately hard by these worries, including Big 5 Sporting Goods, which was hurt by the outsized weakness in California’s economy, and Sleep Number® Beds company Select Comfort, which lost ground when sales of higher end merchandise plummeted.

The financials sector was also a source of weakness for the Fund. We held an underweight in financials throughout the annual period based on our concerns about the deepening effects of the credit crisis. While this positioning was a positive throughout most of the year, it caused us to lose ground relative to the Index late in the period when the sector rallied on hopes for the government’s bailout plan. Despite our generally cautious approach to the financial sector, we continue to find compelling individual company stories among smaller banks with strong niche businesses and healthy balance sheets. Included in this category are the Fund’s holdings in City National, Boston Private Financial Holdings, and Nara Bancorp, all of which made positive contributions to performance during the past year.

Our positioning within energy was a further detractor from performance. The bulk of gains for energy stocks occurred in the first half of the period. When the price of oil began to decline during the summer — falling from a high of about $140 in early July to a low near $95 in mid-September — energy stocks began to lose ground with many stocks giving back their previous gains, and more. Small-cap energy stocks, including many of those held in the Fund, were generally among the sector’s worst performers during this time. Although the Fund had its share of winners, including BPZ Resources and Ultra Petroleum, these were more than offset by positions in weaker stocks such as TETRA Technologies and World Fuel Services. Current and future portfolio holdings are subject to risk.

On the positive side, trucking companies were an area of strength for the Fund. The industry rallied in the first half of 2008 as investors searched for stocks that could perform well in the early stages of an economic recovery. This boosted shares of the Fund’s holdings in Old Dominion Freight Line and JB Hunt Transport Services. We elected to sell a large portion of the Fund’s position in truckers in order to protect profits — a well-timed move given that these stocks subsequently turned lower on fears that the economic slowdown would prove more lengthy than expected.

The health care sector was a source of outperformance for the Fund. Not only did we add value by being overweight in this defensive sector, but our selection of holdings also did well led by LHC Group, CorVel and Invacare.

For the last few years, the Fund has invested a portion of its assets in international companies, which helped performance until this year. With the dollar weakening and international markets dropping more than domestic markets, our international holdings detracted from performance over the past 12 months. Canadian auto parts manufacturer Martinrea International was hurt by the huge slowdown in auto production, both in the U.S. and abroad. Chinese apparel company China Hongxing Sports and electrical equipment manufacturer Wasion Meters Group were pulled down along with most Chinese stocks, which dropped almost 57% on average according to the MSCI AC World Ex-U.S.A. Small Cap Index. We believe that China’s strong domestic growth will continue, and that these two companies are positioned to benefit. Long term, we expect that shareholders will benefit from having some exposure to international companies.

OUTLOOK

When confronted with the market volatility witnessed in recent months, professional investors had two obvious choices. One was to adopt a short-term strategy in order to outperform their benchmarks by a few percentage points. The other was to do what we have done, which is to build long-term positions in undervalued stocks that we believe have the potential to do well over a two- to three-year time frame. We feel our approach — which focuses on buying great companies when they stumble and undiscovered companies when they’re cheap — is a time-tested way to generate the long-term results we seek.

We remain cautious regarding the outlook for U.S. stocks, as the credit crisis and financial sector meltdown continue to unfold. Nevertheless, we believe fundamental research can help us identify attractive investment opportunities even in the toughest markets, and there is no shortage of attractively valued companies right now. We remain enthusiastic about the long-term prospects for the individual companies held in the Fund, and we feel confident that our emphasis on high-quality companies with attractive valuations will ultimately be reflected in our results.

Thank you for the opportunity to manage your assets.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value	-26.26%	5.22%	14.54%
Russell 2000 Value Index	-12.25%	9.45%	10.14%
Russell 2000 Index	-14.48%	8.15%	7.81%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are 1.96%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
CorVel Corp.	3.25%
TETRA Technologies, Inc.	2.99%
Emeritus Corp.	2.87%
MFA Mortgage Investments, Inc.	2.48%
Invacare Corp.	2.34%

Company	% of Fund
Zumiez, Inc.	2.30%
TTM Technologies, Inc.	2.23%
Globe Specialty Metals, Inc. (United Kingdom)	2.21%
Petrohawk Energy Corp.	2.10%
Vitran Corp., Inc. (Canada)	1.98%

*	As of September 30, 2008, the Fund had 24.75% invested in the Top 10 equity holdings and there were 77 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers, led by Sam Stewart, Jr.

Sam Stewart, Jr., PhD, CFA® Portfolio Manager

OVERVIEW

In a beleaguered market for stocks, the Wasatch Strategic Income Fund suffered an 18.17% loss and slightly outperformed the S&P 500 Index, which declined 21.98%, during the 12 months ended September 30, 2008. The Lehman Brothers Aggregate Bond Index gained 3.65% over the same period.

The market’s volatility continued to increase as economic uncertainty prevailed. Late in September, the S&P 500 Index fell nearly 9% one day,

regained more than 5% the next and then two days later dropped another 4%. The Chicago Board Options Exchange Volatility Index (the “VIX”) — a popular measure of volatility often referred to as the “fear index” — reached all-time highs.

Widespread concern over the growing financial crisis and its impact on the global economy sent stock prices down across the board. Like many, I was surprised at just how far the tentacles of this crisis had penetrated into the core of our financial system. The need for swift and strong government intervention became imperative to end the downward spiral and restore confidence in the financial system.

While the financial crisis creates a pretty bleak landscape, the economy, although weakening, is still hanging on. Unemployment has risen to 6.1%, but is still not high in historical terms. Inflation remains reasonably in check. Oil prices have retreated, and government actions should continue to be stimulative. Needless to say, the resolution of the financial crisis is pivotal to our future economy. Even with strong government intervention I expect the economy will remain weak, but these actions should allow us to begin the recovery process.

Financial stocks experienced a particularly wild year. We narrowed our financial holdings, but the financials sector still accounted for nearly half of the Fund’s decline. The other significant headwind was the rapid fall in international stock markets — the MSCI AC World Ex-U.S.A. Small Cap Index fell over 35% this year. Beyond these two significant challenges, the Fund performed well in other sectors, including positive results in consumer staples, health care, and information technology.

DETAILS OF THE YEAR

The financial crisis reached a new level in September with the bankruptcy of Lehman Brothers, Merrill Lynch’s forced merger, AIG’s crippling capitalization issues, and the failure of Washington Mutual (none of which were owned by the Fund). Our financial holdings were not immune as the Fund was bruised by our international financial holdings as well as by exposure to real estate investment trusts (REITs). Although I am generally not a proponent of government meddling, I am optimistic that the government’s aggressive intervention in this crisis will help stabilize the situation and allow the recovery to begin.

The global spread of the financial crisis led to a broad and sharp retreat in foreign markets. Prices had become slightly inflated last year, which likely exacerbated the pullback. Although we scaled back new foreign investment due to valuation concerns, the Fund’s existing holdings still subtracted over 6% from the year’s return. If foreign stocks felt slightly expensive coming into the year, many now feel cheap.

While our international holdings outperformed the broad international small cap market, the Fund was still greatly impacted by market declines. For example, the Brazilian market fell over 45% in the last 12 months, despite having what we consider a well-positioned economy. Not only does Brazil have an abundance of natural resources, but it also has a burgeoning middle class.

Redecard, a technology/finance company that captures, transmits and manages debit and credit card transactions in Brazil, saw its stock price drop nearly 31% this year. We think the company’s prospects are bright as the credit card market is large and under-penetrated in Brazil and in the coming years we expect it to more closely resemble the U.S. ‘swipe for sale’ market.

Over the course of the year, we built up a fairly large cash position. Recently, we put some of this cash to work by buying blue chip companies with beaten down share prices, as well as foreign companies, particularly in Brazil. The Fund ended the 12-month period still holding about 6% cash. Even though many stocks feel cheap, we are waiting to see some additional clarity in the unsettled economy before putting more of the money to work. Holding a larger than normal cash position provides a bit of safety while giving us the chance to be opportunistic and exploit market inefficiencies. Current and future portfolio holdings are subject to risk.

OUTLOOK

The details of the U.S. government’s support efforts can be debated, but it rapidly became clear that the government had to intervene. Ultimately, its actions should prove to be stabilizing and stimulative for the economy. However, I expect the recovery will be prolonged. I believe the worst of the crisis has just passed, but we will maintain our defensive posture until the picture becomes clearer. We will be conservative in our financial holdings and will deploy cash into what we view as attractively valued opportunities. These investments will likely include blue chip firms that pay a healthy dividend and foreign companies that we see as deeply undervalued.

Bear markets (defined by the Wall Street Journal as a drop of 20% or more) are not enjoyable for anyone. Often it feels like there will be no tomorrow. But over decades of investing, we have learned that times like now — when the eye of the storm is directly upon us — establish the foundation for subsequent success. Bear markets create the types of conditions that are necessary for change, not to mention tremendous buying opportunities.

Thank you for your steady hand during these uncertain times. We appreciate the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	-18.17%	N/A	-1.28%
Lehman Brothers Aggregate Bond Index	3.65%	N/A	4.45%
S&P 500 Index	-21.98%	N/A	-1.50%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 2.01%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
General Electric Co.	5.36%
Redwood Trust, Inc.	4.86%
Pool Corp.	4.25%
Paychex, Inc.	4.08%
MFA Mortgage Investments, Inc.	3.41%

Company	% of Fund
Chesapeake Energy Corp.	3.26%
Wal-Mart Stores, Inc.	3.22%
Procter & Gamble Co.	2.26%
CapitalSource, Inc.	2.26%
Redecard S.A. (Brazil)	2.22%

*	As of September 30, 2008, the Fund had 35.18% invested in the Top 10 equity holdings and there were 60 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. †Inception: February 1, 2006. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indexes.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2008

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers, led by Ajay Krishnan. Neal Dihora was a lead manager for the Fund until October 24, 2008.

Ajay Krishnan, CFA® Portfolio Manager

OVERVIEW

The Wasatch Ultra Growth Fund lost 35.09% and the Russell 2000 Growth Index fell 17.07% during the 12 months ended September 30. A deepening in the housing-induced credit crisis pushed the U.S. financial system to the brink of collapse and sent stock prices sharply lower around the world.

In the turbulent environment, fear and emotion obscured the underlying business strength of our portfolio companies, and the majority of our stocks declined. In particular, our emphasis on rapidly growing companies hurt the Fund, since the stocks of the fastest growing small companies were the most out of favor. Our results were further impacted by positions in a handful of companies that experienced fundamental problems.

Over the years, we have learned the importance of adhering to our investment philosophy and process in all markets, no matter how volatile they might be. The consistent application of our approach has led to strong long-term performance in the Fund, and we feel confident it has the potential to do so in the future.

DETAILS OF THE YEAR

The U.S. stock market was extremely volatile during the 12 months ended September 30. Rising defaults on subprime mortgages led to huge write-downs by financial firms, which weakened their balance sheets and impaired their ability to access the capital markets. A large securities dealer filed for bankruptcy, and other major institutions were rescued by the government or sold. Investors became unwilling to assume even the slightest amount of risk, banks started hoarding cash and the credit markets slowed to a near standstill.

As the credit crisis worsened, risk aversion soared and stock prices declined across the U.S. market. The Fund was especially hard hit as investors abandoned the high growth small company stocks like those we emphasize and flocked to less volatile assets. Many of our companies reported strong operating results and provided favorable outlooks, only to see their stock prices fall. And if a company’s earnings missed consensus estimates or future guidance was reduced, its stock was severely punished, regardless of the company’s long-term prospects.

Cognizant Technology Solutions, a supplier of information technology (IT) services and a major detractor in the Fund, was a good example of the market’s unforgiving mood. During the period, Cognizant reported four quarters of 29%+ year-over-year revenue and earnings growth.

Management did lower 2008 revenue guidance in late July, but from “approximately 38%” to “at least 32%,” which is still a healthy rate of growth. Nonetheless, the stock was weak throughout much of the year on concerns about Cognizant’s exposure to the financial sector. While these were legitimate concerns, we did not think they warranted such a big decline in the stock. It was discouraging to see Cognizant and other companies with strong fundamentals lose so much of their value. However, we feel confident that their strength will be recognized as volatility decreases and the market gets back on track.

The Fund was also impacted by positions in several companies that had material business issues. One of our largest detractors was Providence Service Corp., a provider of government-sponsored social service programs. Last December, Providence acquired a company that provides transportation services to Medicaid beneficiaries. Our due diligence led us to conclude that there was little risk of cuts to the Medicaid budgets used to pay for these services, because the services are necessary and cost-effective. However, Providence materially reduced their 2008 earnings guidance in July, citing delays in funding allocations. The announcement made it clear to us that budget cuts were on the way and that we had overestimated the stability of the company’s Medicaid funding, which is a key source of revenue. This realization changed our investment thesis on Providence, and we sold our position. Current and future portfolio holdings are subject to risk.

While the Fund’s performance was disappointing, we would like to point out that the magnitude of the shortfall relative to the Russell 2000 Growth Index was unusual for our investment style. For example, 1999 was the only calendar year in the Fund’s 16-year history when we trailed the Index by more than we trailed it in this 12-month period. 1999 was another unique environment that saw technology stock prices rise to stratospheric heights before falling back to earth in 2000. Fortunately, there also have been years when we beat the Index by a wide margin, including 2000, and the Fund has outperformed over long time periods.

OUTLOOK

The stock market is likely to remain volatile in the months ahead as investors assess the recent changes in the financial sector and their long-term implications for U.S. and international economies. In the uncertain environment, we will continue to focus on what is within our control, which is researching and investing in companies that we believe have sustainable competitive advantages, experienced management teams and solid balance sheets. By continuing to methodically execute our approach — and not getting caught up in the day-to-day volatility — we feel confident the Fund has the potential to generate long-term results we seek.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	-35.09%	-1.55%	8.91%
Russell 2000 Growth Index	-17.07%	6.64%	4.67%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.50%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Cognizant Technology Solutions Corp., Class A	4.35%
HDFC Bank Ltd. ADR (India)	4.09%
Psychiatric Solutions, Inc.	3.73%
Bucyrus International, Inc., Class A	3.36%
Power Integrations, Inc.	3.19%

Company	% of Fund
Silicon Laboratories, Inc.	3.01%
NetLogic Microsystems, Inc.	2.52%
VNUS Medical Technologies, Inc.	2.25%
Montagu Newhall Global Partners II-B, L.P.	2.22%
Pediatrix Medical Group, Inc.	2.06%

*	As of September 30, 2008, the Fund had 30.78% invested in the Top 10 equity holdings and there were 79 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	SEPTEMBER 30, 2008

Van R. Hoisington Portfolio Manager

OVERVIEW

The Wasatch-Hoisington U.S. Treasury Fund returned 12.33% in the 12 months ended September 30, 2008 and significantly outperformed the Lehman Brothers Aggregate Bond Index, which returned 3.65%.

Falling yields on long-term U.S. Treasury bonds (maturities longer than 20 years) boosted the Fund’s performance for the 12-month period. The yield on 30-year Treasury bonds fell to 4.31%, down a substantial 0.53 percentage points over the course of the year. Consequently, the Fund performed well as the market value of its portfolio was far greater than the coupon interest on the Treasury bonds it held.

DETAILS OF THE YEAR

The Coincident Economic Index (comprised of payroll employment, industrial production, real business sales and real personal income less transfer payments) peaked in October 2007 and has declined 0.8% since then indicating the recession began at least nine months ago.

Reflecting the recession, unused labor and plant capacity increased meaningfully. The unemployment rate in September stood at 6.1%, up sharply from 4.7% a year earlier. Employment fell.

Core consumer prices rose 2.5% in the past 12 months, down from a peak of 2.9% in September 2006. Treasury bond yields followed the core inflation rate lower over the past 12 months.

OUTLOOK

We believe the U.S. faces a prolonged period of economic weakness. Here are the most critical problems. First, the economy is at least nine months into a recession, and the Leading Economic Index (LEI)* is declining at an increasing rate. In view of the LEI’s nine-month visibility, the recession will persist, at a minimum, into late spring of next year.

Second, major foreign economies are in as much trouble as the U.S., with the result that the world is on the verge of a synchronized downturn. Real domestic demand in 15 large countries outside the U.S. rose just 1% in the latest four quarters, down substantially from the peak of 3% registered in early 2007. Like the U.S., leading indicators in these countries point to even greater weakness. In the last 12 months, the OECD’s World Leading Economic Index** slumped 3.2%. Declines of this magnitude have always been associated with global recessions.

Third, monetary policy has not gained traction and should not be expected to for some time. While M2† has expanded sharply in recent weeks, this increase is meaningless since velocity is estimated to have declined even more significantly. Velocity, which is the measure of the turnover of the economy’s stock of money, is outside the Fed’s control. Since many of the financial innovations of the past two decades are being reversed, further sizeable decreases in velocity are likely.

Fourth, in real terms by the end of the third quarter, wealth of the household sector declined an estimated $4.5 trillion since the second quarter of 2007. This poses a major restraint on consumer spending for both domestic and imported goods.

Fifth, leverage of the U.S. economy pushed to a new height in the second quarter, with conditions deteriorating dramatically in the pivotal corporate sector. Indeed, unwarranted debt levels are apparent in all major sectors of the economy, including households, financial and non-financial businesses, and the government.

Sixth, the presumably grand fiscal policy actions that have been taken are not only ineffectual, but probably harmful to the economy. Fiscal policy is often considered to be a powerful tool because it supposedly worked in the Great Depression. We believe that assessment is incorrect. The dismal conditions of the 1930s only improved materially after Europe and Asia went to war, thus benefiting the U.S., initially a non-combatant selling to both sides of the conflict. Instead, we feel the massive Treasury bailout will make conditions worse than if nothing was done. Remember that earlier this year the experts on Wall Street, in Washington, and in the media predicted that the tax rebate/stimulus package was a panacea, just as they now predict success for the bailout. When it becomes clear that the bailout bill has not righted the economy, additional equally ill-conceived fiscal policies could be adopted, serving to reinforce negative unintended consequences of earlier actions.

With aggregate demand continuing to falter, the risk of deflation is far greater than inflation. Since commodity prices and rents are now falling, negative readings on the monthly inflation gauges may occur before this year ends. In Japan in the 1990s, the budget deficit reached 14% of GDP, but because deflation prevailed, short, intermediate, and long-term Treasury bond yields fell to extremely low levels. This experience reminds us of the overwhelming relevancy of the Fisher equation in determining the long-term bond yield. In this equation the Treasury bond yield is equal to the real interest rate plus expected inflation. Much empirical research has indicated that the dominant independent variable of this equation, over time, is expected inflation. With inflation moving lower and possibly considerably lower, long Treasury bond yields will follow, creating a positive scenario for investors who are able to look beyond the extreme volatility present in today’s markets.

Thank you for the opportunity to manage your assets.

*	Leading Economic Index (LEI) was developed by the Conference Board and is comprised of 10 components that lead changes in overall economic activity. The Conference Board, Inc. is a non-profit global business organization supported by business executives that holds conferences, convenes executives and conducts business management research.
**	OECD World Leading Economic Index is an aggregate weighting of leading indicators from OECD countries. The Organisation for Economic Co-operation and Development (OECD) is an international organization of 30 countries that accept the principles of representative democracy and free-market economy.
†

M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	12.33%	6.68%	6.08%
Lehman Brothers Aggregate Bond Index	3.65%	3.78%	5.20%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.71%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Fund
U.S. Treasury Strip, principal only	11/15/27	34.72%
U.S. Treasury Bond, 4.75%	2/15/37	19.38%
U.S. Treasury Bond, 5.25%	11/15/28	10.68%
U.S. Treasury Bond, 4.50%	2/15/36	9.30%
U.S. Treasury Bond, 5.25%	2/15/29	6.00%

Holding	Maturity Date	% of Fund
U.S. Treasury Strip, principal only	2/15/37	4.62%
U.S. Treasury Strip, principal only	2/15/36	4.58%
U.S. Treasury Bond, 5.375%	2/15/31	2.81%
U.S. Treasury Bond, 3.125%	8/31/13	2.49%
U.S. Treasury Bond, 4.50%	5/15/38	1.36%

*	As of September 30, 2008, the Fund had 95.94% invested in the Top 10 holdings and there were 11 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH FUNDS — Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SEPTEMBER 30, 2008

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2008	End of Period September 30, 2008
Core Growth Fund
Actual	$1,000.00	$893.90	$5.73	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.11	1.21%

Emerging Markets Small Cap Fund
Actual	$1,000.00	$738.10	$9.13	2.10%
Hypothetical (5% before expenses)	$1,000.00	$1,014.50	$10.58	2.10%

Global Science & Technology Fund
Actual	$1,000.00	$874.50	$9.51	2.03%
Hypothetical (5% before expenses)	$1,000.00	$1,014.85	$10.23	2.03%

Heritage Growth Fund
Actual	$1,000.00	$915.60	$4.55	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

Heritage Value Fund
Actual	$1,000.00	$899.40	$4.51	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

International Growth Fund
Actual	$1,000.00	$697.10	$7.98	1.88%
Hypothetical (5% before expenses)	$1,000.00	$1,015.60	$9.47	1.88%

International Opportunities Fund
Actual	$1,000.00	$692.60	$9.52	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%

Micro Cap Fund
Actual	$1,000.00	$882.70	$10.26	2.18%
Hypothetical (5% before expenses)	$1,000.00	$1,014.10	$10.98	2.18%

Micro Cap Value Fund
Actual	$1,000.00	$837.20	$10.29	2.24%
Hypothetical (5% before expenses)	$1,000.00	$1,013.80	$11.28	2.24%

Small Growth Fund
Actual	$1,000.00	$892.90	$5.77	1.22%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.16	1.22%

Small Cap Value Fund
Actual	$1,000.00	$865.00	$8.11	1.74%
Hypothetical (5% before expenses)	$1,000.00	$1,016.30	$8.77	1.74%

Strategic Income Fund[1]
Actual	$1,000.00	$872.30	$4.63	0.99%
Hypothetical (5% before expenses)	$1,000.00	$1,020.05	$5.00	0.99%

Ultra Growth Fund
Actual	$1,000.00	$819.00	$7.00	1.54%
Hypothetical (5% before expenses)	$1,000.00	$1,017.30	$7.77	1.54%

U.S. Treasury Fund
Actual	$1,000.00	$1,013.90	$3.73	0.74%
Hypothetical (5% before expenses)	$1,000.00	$1,021.30	$3.74	0.74%

*Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/366).

1The annualized expense ratio includes dividend payments for securities sold short and/or line of credit interest fees. Excluding these items the annualized expense ratio would have been 0.95%. Dividend payments for securities sold short and line of credit interest fees are not a reimbursable expense under the contractual agreement between the Fund and the Advisor.

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.2%

	Aerospace & Defense 0.2%
687,880	DataPath, Inc.* *** †	$1,375,760

	Agricultural Products 1.3%
5,181,607	Chaoda Modern Agriculture (Holdings) Ltd. (China)	4,376,868
5,348,400	China Green Holdings Ltd. (China)	4,311,733

		8,688,601

	Apparel Retail 0.9%
178,005	Jos. A. Bank Clothiers, Inc.*	5,980,968

	Apparel, Accessories & Luxury Goods 1.0%
14,539,000	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	18,726
3,601,187	Ports Design Ltd. (Hong Kong)	6,596,568

		6,615,294

	Application Software 1.1%
140,245	FactSet Research Systems, Inc.	7,327,801

	Asset Management & Custody Banks 7.5%
139,694	Affiliated Managers Group, Inc.*	11,573,648
1,110,324	SEI Investments Co.	24,649,193
880,060	Solar Capital, LLC* ** *** †	12,012,819

		48,235,660

	Automotive Retail 4.1%
994,684	O’Reilly Automotive, Inc.*	26,627,691

	Construction & Engineering 4.0%
362,850	Chicago Bridge & Iron Co.
	N.V. (Netherlands)	6,981,234
155,115	Outotec Oyj (Finland)	4,173,776
393,018	URS Corp.*	14,411,970

		25,566,980

	Consumer Finance 2.2%
907,514	Dollar Financial Corp.*	13,966,641

	Data Processing & Outsourced Services 1.2%
444,346	Euronet Worldwide, Inc.*	7,433,909

	Diversified Banks 2.5%
508,066	Axis Bank Ltd. (India)	7,967,904
312,330	HDFC Bank Ltd. (India)	8,280,172

		16,248,076

	Diversified Support Services 5.5%
838,282	Copart, Inc.*	31,854,716
517,571	LPS Brasil-Consultoria de Imoveis S.A. (Brazil)	3,556,541

		35,411,257

	Environmental & Facilities Services 0.9%
571,343	EnergySolutions, Inc.	5,713,430

	Footwear 1.2%
35,997,935	China Hongxing Sports Ltd. (China)	7,649,361

	Health Care Distributors 2.0%
662,707	PSS World Medical, Inc.*	12,922,786

	Health Care Facilities 6.2%
1,609,819	Emeritus Corp.*	40,084,493

	Health Care Services 5.0%
596,064	Pediatrix Medical Group, Inc.*	32,139,771

Shares		Value

	Homefurnishing Retail 1.9%
450,170	Aaron Rents, Inc.	$12,186,102

	Industrial Machinery 3.2%
194,540	Graco, Inc.	6,927,570
445,570	IDEX Corp.	13,821,581

		20,749,151

	Internet Software & Services 0.9%
353,751	DealerTrack Holdings, Inc.*	5,957,167

	Leisure Facilities 2.1%
436,704	Life Time Fitness, Inc.*	13,655,734

	Leisure Products 2.7%
745,559	Pool Corp.	17,393,891

	Marine 0.6%
296,767	Eagle Bulk Shipping, Inc.	4,136,932

	Mortgage REITs 4.3%
2,067,185	Annaly Capital Management, Inc.	27,803,638

	Oil & Gas Equipment & Services 3.6%
131,040	Dril-Quip, Inc.*	5,685,825
244,755	Helix Energy Solutions Group, Inc.*	5,942,651
840,955	TETRA Technologies, Inc.*	11,647,227

		23,275,703

	Oil & Gas Exploration & Production 3.3%
310,685	GMX Resources, Inc.*	14,850,743
297,100	Petrohawk Energy Corp.*	6,426,273

		21,277,016

	Personal Products 3.1%
439,316	Emami Ltd. (India)	2,798,957
437,170	Herbalife Ltd. (Cayman Islands)	17,276,958

		20,075,915

	Property & Casualty Insurance 2.1%
567,235	Tower Group, Inc.	13,364,057

	Research & Consulting Services 4.7%
282,913	CRA International, Inc.*	7,774,449
1,004,222	Resources Connection, Inc.*	22,625,122

		30,399,571

	Semiconductors 4.7%
166,900	Hittite Microwave Corp.*	5,607,840
387,065	Melexis N.V. (Belgium)	5,388,057
680,169	Micrel, Inc.	6,169,133
192,450	NetLogic Microsystems, Inc.*	5,819,688
234,708	Silicon Laboratories, Inc.*	7,205,536

		30,190,254

	Specialized Finance 2.0%
1,177,147	KKR Financial Holdings, LLC	7,486,655
232,560	MSCI, Inc., Class A*	5,581,440

		13,068,095

	Specialty Stores 0.9%
305,015	Hibbett Sports, Inc.*	6,106,400

	Thrifts & Mortgage Finance 1.2%
163,075	Housing Development Finance Corp. Ltd. (India)	7,456,477

	Trading Companies & Distributors 3.6%
368,307	MSC Industrial Direct Co., Inc., Class A	16,967,904
486,090	Rush Enterprises, Inc., Class B*	6,105,290

		23,073,194

SEPTEMBER 30, 2008

Shares		Value

	Trucking 2.5%
843,585	Localiza Rent A Car S.A. (Brazil)	$4,356,367
412,875	Old Dominion Freight Line, Inc.*	11,700,878

		16,057,245

	Total Common Stocks (cost $639,985,623)	608,215,021

	PREFERRED STOCKS 0.4%

	Regional Banks 0.4%
798,675	Banco Daycoval S.A. Pfd. (Brazil)	2,448,890

	Total Preferred Stocks (cost $7,079,280)	2,448,890

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.7%

	Repurchase Agreement 5.7%
$36,810,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/01/08 with Fixed Income Clearing Corporation collateralized by $26,445,000 of United States Treasury Bonds 8.00% due 11/15/21; value: $37,551,900; repurchase proceeds: $36,810,102 (cost $36,810,000)	$36,810,000

	Total Short-Term Investments (cost $36,810,000)	36,810,000

	Total Investments (cost $683,874,903) 100.3%††	647,473,911

	Liabilities less Other Assets (0.3)%	(1,704,803)

	NET ASSETS 100.0%	$645,769,108

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 9.14%.

REIT Real Estate Investment Trust.

See notes to financial statements.

At September 30, 2008, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	0.9
Brazil	1.7
Cayman Islands	2.8
China	2.7
Finland	0.7
Hong Kong	1.1
India	4.3
Netherlands	1.1
United States	84.7

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 83.6%

	Agricultural Products 4.0%
705,692	Chaoda Modern Agriculture (Holdings)
	Ltd. (China)	$596,093
722,595	China Green Holdings Ltd. (China)	582,536
28,000	Sao Martinho S.A.* (Brazil)	268,930

		1,447,559

	Air Freight & Logistics 1.0%
686,477	Aramex PJSC* (United Arab Emirates)	376,999

	Alternative Carriers 2.6%
30,955	Global Village Telecom Holding S.A.* (Brazil)	463,934
24,575	Tulip IT Services Ltd. (India)	477,992

		941,926

	Apparel Retail 1.1%
113,415	Truworths International Ltd. (South Africa)	401,478

	Apparel, Accessories & Luxury Goods 2.3%
912,210	Anta Sports Products Ltd. (China)	523,946
169,515	Ports Design Ltd. (Hong Kong)	310,514

		834,460

	Application Software 2.4%
11,815	Financial Technologies (India) Ltd. (India)	263,749
3,157,180	Kingdee International Software Group
	Co. Ltd. (China)	608,714

		872,463

	Asset Management & Custody Banks 0.5%
27,660	Tata Investment Corp. Ltd. (India)	200,702

	Automobile Manufacturers 1.2%
58,590	Ghabbour Auto* (Egypt)	425,884

	Brewers 1.5%
53,140	Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	542,764

	Coal & Consumable Fuels 1.2%
432,000	Tambang Batubara Bukit Asam Tbk PT (Indonesia)	423,446

	Communications Equipment 0.9%
75,000	GeoVision, Inc. (Taiwan)	312,506

	Construction & Engineering 0.8%
1,008,000	Midas Holdings Ltd. (China)	297,418

	Construction & Farm Machinery & Heavy Trucks 1.0%
1,404,000	China Farm Equipment Ltd. (China)	169,063
41,674	TIL Ltd. (India)	190,528

		359,591

	Consumer Finance 1.0%
130,805	Banco Compartamos S.A. de C.V. (Mexico)	369,245

	Department Stores 1.8%
424,000	Golden Eagle Retail Group Ltd. (China)	346,640
25,895	Lojas Renner S.A. (Brazil)	316,787

		663,427

	Diversified Banks 2.8%
52,140	Commercial Int’l. Bank GDR (Egypt)	331,089
81,895	Federal Bank Ltd. (India)	366,113
115,900	Yes Bank Ltd.* (India)	308,317

		1,005,519

Shares		Value

	Diversified Chemicals 0.9%
38,370	Omnia Holdings Ltd. (South Africa)	$324,827

	Diversified Metals & Mining 2.9%
4,785,300	Philex Mining Corp. (Philippines)	747,779
302,465	Sentula Mining Ltd.*** † (South Africa)	309,271

		1,057,050

	Diversified Support Services 0.4%
21,355	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	146,743

	Drug Retail 1.6%
44,300	Corporativo Fragua S.A.B., Class B (Mexico)	564,755

	Electric Utilities 1.0%
58,345	Equatorial Energia S.A. (Brazil)	349,289

	Electrical Components & Equipment 0.7%
1,036,970	Wasion Meters Group Ltd. (Hong Kong)	250,585

	Electronic Equipment & Instruments 0.9%
253,313	Chroma ATE, Inc. (Taiwan)	310,879

	Food Retail 1.4%
16,230	BIM Birlesik Magazalar AS (Turkey)	500,741

	Footwear 0.9%
1,622,000	China Hongxing Sports Ltd. (China)	344,666

	Forest Products 0.8%
85,000	Satipel Industrial S.A. (Brazil)	309,300

	General Merchandise Stores 0.8%
64,055	Eurocash S.A. (Poland)	273,861

	Health Care Equipment 1.0%
3,439,165	Mingyuan Medicare Development Co. Ltd. (China)	367,353

	Health Care Facilities 0.3%
114,110	Bumrungrad Hospital PCL (Thailand)	107,842

	Health Care Supplies 2.2%
519,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	779,106

	Homebuilding 2.4%
35,180	PDG Realty S.A. Empreendimentos e Participacoes (Brazil)	246,321
38,770	Rodobens Negocios Imobiliarios S.A. (Brazil)	264,394
152,695	Urbi Desarrollos Urbanos S.A. de C.V.* (Mexico)	354,980

		865,695

	Hotels, Resorts & Cruise Lines 0.9%
1,046,200	Minor International PCL (Thailand)	342,966

	Industrial Conglomerates 0.9%
86,820	Allied Electronics Corp. Ltd. (South Africa)	340,997

	Industrial Machinery 3.3%
345,450	Awea Mechantronic Co. Ltd. (Taiwan)	336,905
47,660	Hamlet (Israel-Canada) Ltd.* (Israel)	350,067
8,735	JVM Co. Ltd. (Korea)	126,255
258,025	Shanthi Gears Ltd. (India)	398,611

		1,211,838

	Investment Banking & Brokerage 1.2%
37,675	Egyptian Financial Group-Hermes
	Holding GDR (Egypt)	433,262

SEPTEMBER 30, 2008

Shares		Value

	IT Consulting & Other Services 1.1%
77,830	Rolta India Ltd. (India)	$402,104

	Managed Health Care 0.8%
19,035	OdontoPrev S.A. (Brazil)	282,411

	Marine 1.0%
159,170	Grindrod Ltd. (South Africa)	345,553

	Marine Ports & Services 2.0%
634,749	Int’l. Container Terminal Services, Inc. (Philippines)	353,749
39,290	Santos Brasil Participacoes S.A.** (Brazil)	359,980

		713,729

	Multi-Sector Holdings 0.9%
68,210	Macquarie Korea Infrastructure Fund (Korea)	317,406

	Office REITs 1.4%
1,072,600	Axis Real Estate Investment Trust (Malaysia)	504,753

	Oil & Gas Equipment & Services 0.6%
1,188,435	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	210,287

	Oil & Gas Exploration & Production 3.1%
244,730	Afren plc* (South Africa)	290,034
50,810	Dragon Oil plc* (United Arab Emirates)	159,155
68,180	JKX Oil & Gas plc (United Kingdom)	340,710
53,330	Pacific Rubiales Energy Corp.* (Colombia)	337,910

		1,127,809

	Other Diversified Financial Services 0.9%
170,555	PSG Group Ltd. (South Africa)	326,291

	Packaged Foods & Meats 1.4%
49,385	Strauss Group Ltd. (Israel)	493,482

	Pharmaceuticals 1.8%
5,885	Daewoong Pharmaceutical Co. Ltd. (Korea)	265,845
21,660	Pharmstandard GDR* (Egypt)	384,516

		650,361

	Precious Metals & Minerals 1.1%
69,675	Northam Platinum Ltd. (South Africa)	381,899

	Property & Casualty Insurance 1.4%
10,820	Qatar Insurance Co. (Qatar)	500,677

	Real Estate Operating Companies 0.6%
627,000	Ascendas India Trust** (China)	229,230

	Regional Banks 1.0%
237,280	Asya Katilim Bankasi AS* (Turkey)	363,034

	Restaurants 2.3%
555,275	Ajisen China Holdings Ltd. (China)	321,338
458,525	Jollibee Foods Corp. (Philippines)	497,295

		818,633

	Security & Alarm Services 1.3%
9,550	S1 Corp. (Korea)	486,517

	Specialized Finance 4.5%
205,770	Bursa Malaysia Bhd (Malaysia)	384,409
63,952	GP Investments Ltd.* (Brazil)	376,198
65,510	JSE Ltd. (South Africa)	429,866
57,610	Philippine Stock Exchange, Inc. (Philippines)	449,273

		1,639,746

Shares		Value

	Specialty Chemicals 1.0%
185,850	China Steel Chemical Corp. (Taiwan)	$358,967

	Steel 2.4%
7,460	Anglo Ferrous Brazil S.A.* (Brazil)	107,573
136,900	Industrias CH, S.A.B. de C.V., Series B* (Mexico)	503,632
102,400	Sesa Goa Ltd. (India)	265,345

		876,550

	Trading Companies & Distributors 1.6%
4,310,000	AKR Corporindo Tbk PT (Indonesia)	569,889

	Trucking 0.8%
54,725	Localiza Rent A Car S.A. (Brazil)	282,606

	Total Common Stocks (cost $46,569,868)	30,239,076

	PREFERRED STOCKS 0.9%

	Regional Banks 0.9%
104,145	Banco Daycoval S.A. Pfd. (Brazil)	319,328

	Total Preferred Stocks (cost $968,751)	319,328

	RIGHTS 0.0%

	Asset Management & Custody Banks 0.0%
5,532	Tata Investment Corp. Ltd.* (India)	1,178

	Total Rights (cost $0)	1,178

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.1%

	Repurchase Agreement 15.1%
$5,478,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $4,260,000 of United States Treasury Bonds 7.125% due 2/15/23; value: $5,591,250; repurchase proceeds: $5,478,015 (cost $5,478,000)	$5,478,000

	Total Short-Term Investments (cost $5,478,000)	5,478,000

	Total Investments (cost $53,016,619) 99.6%††	36,037,582

	Other Assets less Liabilities 0.4%	138,654

	NET ASSETS 100.0%	$36,176,236

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 61.02%.

GDR Global Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

At September 30, 2008, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	13.4
China	17.6
Colombia	1.1
Egypt	5.2
Hong Kong	1.8
India	9.4
Indonesia	3.2
Israel	2.8
Korea	3.9
Malaysia	2.9
Mexico	5.9
Philippines	6.7
Poland	0.9
Qatar	1.6
South Africa	10.3
Taiwan	4.3
Thailand	1.5
Turkey	4.6
United Arab Emirates	1.8
United Kingdom	1.1

TOTAL	100.0%

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.0%

	Air Freight & Logistics 2.0%
1,697,000	Goodpack Ltd. (Singapore)	$1,680,251

	Alternative Carriers 4.3%
103,600	Global Village Telecom Holding S.A.* (Brazil)	1,552,692
107,144	Tulip IT Services Ltd. (India)	2,083,984

		3,636,676

	Application Software 5.9%
24,970	Adobe Systems, Inc.* †††	985,566
28,590	Autodesk, Inc.*	959,194
17,945	FactSet Research Systems, Inc.	937,626
94,050	Interactive Intelligence, Inc.*	848,331
5,843,510	Kingdee International Software Group Co. Ltd. (China)	1,126,647

		4,857,364

	Communications Equipment 3.3%
42,005	Cisco Systems, Inc.*	947,633
33,545	F5 Networks, Inc.*	784,282
76,825	Starent Networks Corp.*	994,115

		2,726,030

	Computer Storage & Peripherals 1.9%
79,405	Intevac, Inc.*	844,869
31,910	Western Digital Corp.*	680,321

		1,525,190

	Construction & Engineering 0.9%
28,305	Outotec Oyj (Finland)	761,620

	Data Processing & Outsourced Services 3.6%
16,440	Alliance Data Systems Corp.*	1,041,967
69,500	Redecard S.A. (Brazil)	900,159
136,550	Wirecard AG* (Germany)	1,008,414

		2,950,540

	Electrical Components & Equipment 0.8%
2,882,000	Wasion Meters Group Ltd. (Hong Kong)	696,439

	Electronic Equipment & Instruments 1.2%
57,700	Rotork plc (United Kingdom)	964,696

	Electronic Manufacturing Services 0.9%
74,205	TTM Technologies, Inc.*	736,114

	Health Care Equipment 9.1%
44,100	Abaxis, Inc.*	868,770
90,414	Cardica, Inc.*	735,970
55,805	DiaSorin S.p.A (Italy)	1,090,047
34,775	Invacare Corp.	839,468
8,586,000	Mingyuan Medicare Development Co. Ltd. (China)	917,111
22,025	NuVasive, Inc.*	1,086,493
91,060	VNUS Medical Technologies, Inc.*	1,905,886

		7,443,745

	Health Care Facilities 6.7%
141,275	Capital Senior Living Corp.*	1,073,690
87,260	Emeritus Corp.*	2,172,774
38,605	Psychiatric Solutions, Inc.*	1,465,060
54,765	Sunrise Senior Living, Inc.*	755,209

		5,466,733

Shares		Value

	Health Care Services 8.9%
30,387	CorVel Corp.*	$869,372
74,565	Healthways, Inc.*	1,202,733
30,145	LHC Group, Inc.*	858,530
45,040	Pediatrix Medical Group, Inc.*	2,428,557
200,170	Providence Service Corp. (The)*	1,961,666

		7,320,858

	Health Care Technology 1.0%
317,100	RaySearch Laboratories AB (Sweden)	800,285

	Industrial Machinery 1.2%
3,092,000	China Automation Group Ltd. (China)	543,311
32,945	JVM Co. Ltd. (Korea)	476,186

		1,019,497

	Internet Software & Services 3.5%
123,960	DealerTrack Holdings, Inc.*	2,087,486
1,880	Google, Inc., Class A*	752,978

		2,840,464

	IT Consulting & Other Services 6.9%
109,750	Cognizant Technology Solutions Corp., Class A*	2,505,593
31,360	Infosys Technologies Ltd. (India)	957,795
42,110	NCI, Inc., Class A*	1,199,293
190,000	Rolta India Ltd. (India)	981,623

		5,644,304

	Life Sciences Tools & Services 5.3%
11,845	Covance, Inc.*	1,047,216
31,250	Icon plc ADR* (Ireland)	1,195,313
18,720	MorphoSys AG* (Germany)	1,144,008
13,430	Techne Corp.*	968,572

		4,355,109

	Managed Health Care 0.8%
44,495	OdontoPrev S.A. (Brazil)	660,146

	Oil & Gas Equipment & Services 3.6%
20,935	OYO Geospace Corp.*	822,327
76,110	Pason Systems, Inc. (Canada)	938,700
693,610	Swiber Holdings Ltd.* (Singapore)	527,096
85,500	TGS-NOPEC Geophysical Co. ASA* (Norway)	687,047

		2,975,170

	Pharmaceuticals 1.0%
17,470	Daewoong Pharmaceutical Co. Ltd. (Korea)	789,179

	Semiconductor Equipment 0.9%
47,703	Tessera Technologies, Inc.*	779,467

	Semiconductors 16.0%
29,680	Hittite Microwave Corp.*	997,248
31,540	Linear Technology Corp.	967,016
77,250	Melexis N.V. (Belgium)	1,075,343
112,815	Micrel, Inc.	1,023,232
33,275	Microchip Technology, Inc.	979,283
58,681	NetLogic Microsystems, Inc.* †††	1,774,513
485,129	O2Micro International Ltd. ADR* (Cayman Islands)	1,761,018
70,750	Pericom Semiconductor Corp.*	742,875
71,768	Power Integrations, Inc.*	1,729,609
31,405	Silicon Laboratories, Inc.*	964,134
120,605	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,130,069

		13,144,340

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments (continued)

Shares		Value

	Systems Software 4.5%
27,570	BMC Software, Inc.*	$789,329
83,780	Opnet Technologies, Inc.*	1,020,440
49,275	Oracle Corp.*	1,000,775
20,125	Quality Systems, Inc.	850,483

		3,661,027

	Wireless Telecommunication Services 1.8%
38,465	NII Holdings, Inc.*	1,458,593

	Total Common Stocks (cost $101,823,482)	78,893,837

	PREFERRED STOCKS 1.3%

	Computer Storage & Peripherals 1.2%
78,502	BlueArc Corp., Series DD Pfd.* *** †	355,412
138,725	BlueArc Corp., Series FF Pfd.* *** †	628,066

		983,478

	Internet Software & Services 0.1%
30,265	Incipient, Inc., Series D Pfd.* *** †	35,047
6,528	Xtera Communications, Inc., Series A-1 Pfd.* *** †	7,076

		42,123

	Pharmaceuticals 0.0%
39,337	Point Biomedical Corp., Series A Pfd.* *** †	197

	Total Preferred Stocks (cost $1,120,867)	1,025,798

	LIMITED PARTNERSHIP INTEREST 0.4%

	Other 0.4%
	Montagu Newhall Global Partners II-B, L.P.*** †	354,986

	Total Limited Partnership Interest (cost $364,387)	354,986

	WARRANTS 0.0%

	Air Freight & Logistics 0.0%
212,125	Goodpack Ltd. expiring 7/16/09* (Singapore)	38,407

	Computer Storage & Peripherals 0.0%
620	BlueArc Corp. expiring 4/2/18* *** †	—

	Pharmaceuticals 0.0%
768	Acusphere, Inc. expiring 10/20/08* *** †	—

	Total Warrants (cost $0)	38,407

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.8%

	Repurchase Agreement 2.8%
$2,253,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $1,870,000 of United States Treasury Bonds 6.25% due 8/15/23; value: $2,302,438; repurchase proceeds: $2,253,006††† (cost $2,253,000)	$2,253,000

	Total Short-Term Investments (cost $2,253,000)	2,253,000

	Total Investments (cost $105,561,736) 100.5%††	82,566,028

	Liabilities less Other Assets (0.5)%	(402,009)

	NET ASSETS 100.0%	$82,164,019

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 22.29%.

†††All or a portion of this security has been designated as collateral for purchase commitments. Collateral is valued at $5,013,079 (see Note 10).

ADR American Depositary Receipt.

See notes to financial statements.

At September 30, 2008, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.3
Brazil	3.9
Canada	1.1
Cayman Islands	2.2
China	3.2
Finland	0.9
Germany	2.7
Hong Kong	0.9
India	5.0
Ireland	1.5
Italy	1.4
Korea	1.6
Norway	0.9
Singapore	2.8
Sweden	1.0
Taiwan	1.4
United Kingdom	1.2
United States	67.0

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	SEPTEMBER 30, 2008

Shares		Value

	COMMON STOCKS 94.5%

	Aerospace & Defense 3.1%
12,140	L-3 Communications Holdings, Inc.	$1,193,605
51,075	TransDigm Group, Inc.*	1,748,297

		2,941,902

	Air Freight & Logistics 1.6%
30,035	C.H. Robinson Worldwide, Inc.	1,530,584

	Apparel Retail 0.6%
92,545	Esprit Holdings Ltd. (Hong Kong)	573,720

	Asset Management & Custody Banks 4.6%
91,310	SEI Investments Co.	2,027,082
43,870	T. Rowe Price Group, Inc.	2,356,258

		4,383,340

	Automotive Retail 1.2%
43,925	O’Reilly Automotive, Inc.*	1,175,872

	Communications Equipment 2.2%
61,150	Cisco Systems, Inc.*	1,379,544
31,130	F5 Networks, Inc.*	727,820

		2,107,364

	Consumer Finance 0.2%
3,981	Capital One Financial Corp.	203,031

	Data Processing & Outsourced Services 7.1%
38,545	Alliance Data Systems Corp.*	2,442,982
55,065	Fidelity National Information Services, Inc.	1,016,500
30,532	Lender Processing Services, Inc.	931,836
185,030	Redecard S.A. (Brazil)	2,396,495

		6,787,813

	Diversified Metals & Mining 1.7%
6,535	Rio Tinto plc ADR (United Kingdom)	1,630,482

	Diversified Support Services 2.1%
51,545	Copart, Inc.*	1,958,710

	Drug Retail 2.6%
74,160	CVS Caremark Corp.	2,496,226

	Education Services 2.0%
32,595	Apollo Group, Inc., Class A*	1,932,884

	Electronic Components 3.6%
86,200	Amphenol Corp., Class A	3,460,068

	Health Care Equipment 4.8%
105,730	St. Jude Medical, Inc.*	4,598,198

	Health Care Services 4.8%
14,927	DaVita, Inc.*	850,988
50,665	Express Scripts, Inc.*	3,740,091

		4,591,079

	Homebuilding 2.0%
3,314	NVR, Inc.*	1,895,608

	Industrial Conglomerates 2.1%
79,560	General Electric Co.	2,028,780

	Investment Banking & Brokerage 2.3%
85,430	Charles Schwab Corp. (The)	2,221,180

	IT Consulting & Other Services 4.3%
56,145	Cognizant Technology Solutions Corp., Class A*	1,281,791
90,800	Infosys Technologies Ltd. (India)	2,773,208

		4,054,999

Shares		Value

	Life Sciences Tools & Services 2.6%
28,420	Covance, Inc.*	$2,512,612

	Mortgage REITs 1.9%
134,634	Annaly Capital Management, Inc.	1,810,827

	Multi-Line Insurance 1.5%
51,215	HCC Insurance Holdings, Inc.	1,382,805

	Oil & Gas Equipment & Services 2.7%
40,080	Cameron International Corp.*	1,544,683
42,810	Helix Energy Solutions Group, Inc.*	1,039,427

		2,584,110

	Oil & Gas Exploration & Production 5.2%
30,610	Chesapeake Energy Corp.	1,097,675
46,385	Petrohawk Energy Corp.*	1,003,308
28,340	Plains Exploration & Production Co.*	996,434
40,518	XTO Energy, Inc.	1,884,897

		4,982,314

	Pharmaceuticals 1.4%
28,565	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,307,991

	Semiconductors 9.3%
124,715	Altera Corp.	2,579,106
74,650	Linear Technology Corp.	2,288,769
26,265	Maxim Integrated Products, Inc.	475,397
45,995	Microchip Technology, Inc.	1,353,633
237,292	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,223,426

		8,920,331

	Specialized Finance 2.0%
9,720	IntercontinentalExchange, Inc.*	784,209
176,080	KKR Financial Holdings, LLC	1,119,869

		1,904,078

	Specialty Stores 1.2%
52,035	Staples, Inc.	1,170,788

	Systems Software 2.8%
91,640	BMC Software, Inc.*	2,623,653

	Thrifts & Mortgage Finance 3.4%
21,035	Housing Development Finance Corp. Ltd. (India)	961,809
135,150	New York Community Bancorp, Inc.	2,269,168

		3,230,977

	Trading Companies & Distributors 3.2%
38,620	Fastenal Co.	1,907,442
24,175	MSC Industrial Direct Co., Inc., Class A	1,113,742

		3,021,184

	Trucking 1.5%
41,685	J.B. Hunt Transport Services, Inc.	1,391,028

	Wireless Telecommunication Services 2.9%
73,610	NII Holdings, Inc.*	2,791,291

	Total Common Stocks (cost $91,039,900)	90,205,829

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments (continued)	SEPTEMBER 30, 2008

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.5%

	Repurchase Agreement 6.5%
$6,239,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $5,430,000 of United States Treasury Bonds 5.50% due 8/15/28; value: $6,366,675; repurchase proceeds: $6,239,017 (cost $6,239,000)	$6,239,000

	Total Short-Term Investments (cost $6,239,000)	6,239,000

	Total Investments (cost $97,278,900) 101.0%††	96,444,829

	Liabilities less Other Assets (1.0)%	(1,030,792)

	NET ASSETS 100.0%	$95,414,037

*Non-income producing.

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 4.52%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

At September 30, 2008, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	2.7
Hong Kong	0.6
India	4.1
Israel	1.5
Taiwan	2.5
United Kingdom	1.8
United States	86.8

TOTAL	100.0%

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments	SEPTEMBER 30, 2008

Shares		Value

	COMMON STOCKS 91.7%

	Aerospace & Defense 2.8%
2,600	Honeywell Int’l., Inc.	$108,030

	Apparel, Accessories & Luxury Goods 2.0%
3,000	Coach, Inc.*	75,120

	Automotive Retail 2.9%
4,100	O’Reilly Automotive, Inc.*	109,757

	Biotechnology 3.2%
2,400	Biogen Idec, Inc.*	120,696

	Communications Equipment 2.0%
7,900	Comverse Technology, Inc.*	75,603

	Computer Storage & Peripherals 2.6%
8,000	Seagate Technology (Cayman Islands)	96,960

	Data Processing & Outsourced Services 5.2%
3,300	Lender Processing Services, Inc.	100,716
1,600	Visa Inc., Class A	98,224

		198,940

	Electric Utilities 2.4%
7,255	EDP — Energias do Brasil S.A. (Brazil)	89,963

	Electrical Components & Equipment 3.2%
3,100	Thomas & Betts Corp.*	121,117

	Electronic Manufacturing Services 2.5%
13,500	Flextronics International Ltd.*	95,580

	Food Retail 3.5%
6,600	Whole Foods Market, Inc.	132,198

	Health Care Technology 2.4%
4,800	IMS Health, Inc.	90,768

	Hypermarkets & Super Centers 3.1%
1,800	Costco Wholesale Corp.	116,874

	Industrial Conglomerates 2.3%
3,000	Textron, Inc.	87,840

	IT Consulting & Other Services 2.2%
3,700	Cognizant Technology Solutions Corp., Class A*	84,471

	Life Sciences Tools & Services 2.9%
2,900	Invitrogen Corp.*	109,620

	Mortgage REITs 2.8%
7,900	Annaly Capital Management, Inc.	106,255

	Oil & Gas Equipment & Services 3.2%
2,000	Baker Hughes, Inc.	121,080

	Oil & Gas Exploration & Production 3.4%
3,700	Plains Exploration & Production Co.*	130,092

	Oil & Gas Storage & Transportation 2.8%
4,500	Spectra Energy Corp.	107,100

	Packaged Foods & Meats 3.1%
4,300	Unilever plc ADR (United Kingdom)	117,003

	Pharmaceuticals 5.0%
7,700	Biovail Corp. (Canada)	75,229
10,100	Mylan Laboratories, Inc.*	115,342

		190,571

Shares		Value

	Property & Casualty Insurance 3.2%
9,500	Old Republic International Corp.	$121,125

	Railroads 3.4%
1,400	Burlington Northern Santa Fe Corp.	129,402

	Soft Drinks 4.0%
5,000	Hansen Natural Corp.*	151,250

	Specialized Finance 5.6%
1,200	IntercontinentalExchange, Inc.	96,816
3,800	NASDAQ OMX Group, Inc. (The)*	116,166

		212,982

	Specialty Chemicals 2.8%
3,400	Albemarle Corp.	104,856

	Systems Software 3.5%
4,950	Microsoft Corp.	132,116

	Water Utilities 3.7%
6,500	American Water Works Co., Inc.	139,750

	Total Common Stocks (cost $3,908,492)	3,477,119

	RIGHTS 0.3%

	Electric Utilities 0.3%
2,427,559	EDP — Energias do Brasil S.A.* (Brazil)	12,637

	Total Rights (cost $0)	12,637

Principal Amount		Value

	SHORT-TERM INVESTMENTS 14.0%

	Repurchase Agreement 14.0%
$531,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $440,000 of United States Treasury Bonds 6.25% due 8/15/23; value: $541,750; repurchase proceeds: $531,001 (cost $531,000)	$531,000

	Total Short-Term Investments (cost $531,000)	531,000

	Total Investments (cost $4,439,492) 106.0%	4,020,756

	Liabilities less Other Assets (6.0)%	(228,590)

	NET ASSETS 100.0%	$3,792,166

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See notes to financial statements.

At September 30, 2008, Wasatch Heritage Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	2.9
Canada	2.2
Cayman Islands	2.8
United Kingdom	3.3
United States	88.8

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.9%

	Agricultural Products 2.7%
3,096,481	Chaoda Modern Agriculture (Holdings) Ltd. (China)	$2,615,576
3,323,870	China Green Holdings Ltd. (China)	2,679,613

		5,295,189

	Alternative Carriers 0.9%
118,400	Global Village Telecom Holding S.A.* (Brazil)	1,774,505

	Apparel Retail 1.9%
251,500	KappAhl Holding AB* (Sweden)	1,318,678
64,039	Point, Inc. (Japan)	2,453,861

		3,772,539

	Apparel, Accessories & Luxury Goods 4.1%
2,166,254	Anta Sports Products Ltd. (China)	1,244,232
2,234,475	Ports Design Ltd. (Hong Kong)	4,093,058
423,750	Ted Baker plc (United Kingdom)	2,660,584

		7,997,874

	Application Software 0.6%
70,825	Nemetschek AG (Germany)	1,223,940

	Asset Management & Custody Banks 2.2%
45,005	Bank Sarasin & Cie AG, Class B (Switzerland)	1,725,345
20,705	Partners Group Holding AG (Switzerland)	2,595,939

		4,321,284

	Brewers 1.1%
118,665	Efes Breweries International N.V. GDR* (Netherlands)	2,115,563

	Commodity Chemicals 0.9%
235,775	TOKAI CARBON Co. Ltd. (Japan)	1,730,763

	Communications Equipment 1.4%
202,835	Tandberg ASA (Norway)	2,760,190

	Construction & Engineering 1.8%
132,660	Outotec Oyj (Finland)	3,569,565

	Construction & Farm Machinery & Heavy Trucks 2.3%
91,114	Demag Cranes AG (Germany)	3,604,323
70,355	Takeuchi Manufacturing Co. Ltd. (Japan)	927,834

		4,532,157

	Data Processing & Outsourced Services 1.5%
407,143	Wirecard AG* (Germany)	3,006,727

	Department Stores 1.1%
1,859,000	Parkson Retail Group Ltd. (China)	2,062,148

	Diversified Banks 4.3%
102,671	Axis Bank Ltd. (India)	1,610,170
445,261	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	5,565,763
47,747	HDFC Bank Ltd. (India)	1,265,819

		8,441,752

	Diversified Metals & Mining 1.4%
465,168	Independence Group N.L. (Australia)	1,001,815
62,040	Major Drilling Group International, Inc.* (Canada)	1,733,020

		2,734,835

	Diversified Support Services 0.6%
178,965	Transfield Services Ltd. (Australia)	1,105,013

Shares		Value

	Education Services 0.3%
76,931	Kroton Educational S.A.* ** (Brazil)	$560,678

	Electrical Components & Equipment 3.1%
62,825	SGL Carbon AG* (Germany)	2,440,630
49,430	Solarworld AG (Germany)	2,079,306
6,267,270	Wasion Meters Group Ltd. (Hong Kong)	1,514,493

		6,034,429

	Electronic Equipment & Instruments 3.7%
1,630,111	Chroma ATE, Inc. (Taiwan)	2,000,558
306,329	Rotork plc (United Kingdom)	5,121,567

		7,122,125

	Environmental & Facilities Services 2.3%
191,122	AEON DELIGHT Co. Ltd. (Japan)	4,454,831

	Food Retail 2.1%
134,700	BIM Birlesik Magazalar AS (Turkey)	4,155,873

	Footwear 0.4%
3,909,675	China Hongxing Sports Ltd. (China)	830,784

	Forest Products 0.7%
368,000	Satipel Industrial S.A. (Brazil)	1,339,087

	Health Care Equipment 3.6%
188,403	DiaSorin S.p.A (Italy)	3,680,103
131,095	Elekta AB, Class B (Sweden)	2,232,538
13,450	Nakanishi, Inc. (Japan)	1,150,299

		7,062,940

	Health Care Supplies 4.5%
254,400	Abcam plc (United Kingdom)	2,165,868
79,383	Omega Pharma S.A. (Belgium)	3,400,447
2,190,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	3,287,559

		8,853,874

	Health Care Technology 0.9%
659,370	RaySearch Laboratories AB (Sweden)	1,664,094

	Home Furnishings 1.2%
118,040	Fourlis Holdings S.A. (Greece)	2,276,990

	Homebuilding 1.1%
907,665	Urbi Desarrollos Urbanos S.A. de C.V.* (Mexico)	2,110,109

	Human Resource & Employment Services 1.0%
461,520	Michael Page International plc (United Kingdom)	1,920,688

	Industrial Machinery 5.1%
63,125	Andritz AG (Austria)	2,723,168
16,143	Burckhardt Compression Holding AG (Switzerland)	3,151,436
72,740	Konecranes Oyj (Finland)	1,738,386
139,350	Yushin Precision Equipment Co. Ltd. (Japan)	2,276,528

		9,889,518

	Internet Retail 1.1%
785	START TODAY Co. Ltd. (Japan)	2,221,406

	Leisure Products 2.2%
1,196,375	Li Ning Co. Ltd. (Hong Kong)	2,099,122
62,625	Shimano, Inc. (Japan)	2,157,748

		4,256,870

SEPTEMBER 30, 2008

Shares		Value

	Life Sciences Tools & Services 7.2%
708	EPS Co. Ltd. (Japan)	$2,256,149
43,277	Eurofins Scientific (France)	3,403,071
80,400	Icon plc ADR* (Ireland)	3,075,300
42,680	MorphoSys AG* (Germany)	2,608,241
139,100	QIAGEN N.V.* (Netherlands)	2,744,443

		14,087,204

	Oil & Gas Equipment & Services 6.1%
171,855	Pason Systems, Inc. (Canada)	2,119,569
43,425	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	2,634,373
1,741,000	Swiber Holdings Ltd.* (Singapore)	1,323,040
374,320	TGS-NOPEC Geophysical Co. ASA* (Norway)	3,007,899
113,965	WorleyParsons Ltd. (Australia)	2,819,925

		11,904,806

	Oil & Gas Exploration & Production 4.2%
368,722	JKX Oil & Gas plc (United Kingdom)	1,842,583
189,870	Oilexco, Inc.* (Canada)	1,868,042
105,495	Premier Oil plc* (United Kingdom)	1,841,912
96,790	Soco International plc* (United Kingdom)	2,580,337

		8,132,874

	Precious Metals & Minerals 0.5%
66,988	Harry Winston Diamond Corp. (Canada)	882,956

	Real Estate Services 0.4%
350,219	DTZ Holdings plc (United Kingdom)	798,909

	Regional Banks 3.6%
103,975	Canadian Western Bank (Canada)	1,949,990
1,865	Seven Bank Ltd. (Japan)	4,974,753

		6,924,743

	Research & Consulting Services 2.8%
152,370	Campbell Brothers Ltd. (Australia)	3,890,367
386	Nihon M&A Center, Inc. (Japan)	1,657,371

		5,547,738

	Semiconductors 1.0%
143,746	Melexis N.V. (Belgium)	2,000,986

	Specialized Finance 4.9%
112,205	Hellenic Exchanges S.A. (Greece)	1,303,014
150,220	IMAREX ASA* (Norway)	2,156,264
1,200,205	Infrastructure Development Finance Co. Ltd. (India)	1,876,216
1,495	Osaka Securities Exchange Co. Ltd. (Japan)	4,206,349

		9,541,843

	Systems Software 1.4%
6,292	Simplex Technology, Inc. (Japan)	2,696,150

	Thrifts & Mortgage Finance 1.9%
121,815	Home Capital Group, Inc. (Canada)	3,612,647

	Trucking 0.8%
291,025	Localiza Rent A Car S.A. (Brazil)	1,502,886

	Total Common Stocks (cost $223,733,595)	188,832,082

	PREFERRED STOCKS 1.9%

	Railroads 1.0%
281,455	All America Latina Logistica S.A. Pfd.** (Brazil)	1,904,742

Shares		Value

	Regional Banks 0.9%
521,575	Banco Daycoval S.A. Pfd. (Brazil)	$1,599,249

	Total Preferred Stocks (cost $5,644,641)	3,503,991

	WARRANTS 0.0%

	Gold 0.0%
2,678,000	Redcorp Ventures Ltd. expiring 7/10/09* (Canada)	25,213

	Total Warrants (cost $0)	25,213

	Total Investments (cost $229,378,236) 98.8%††	192,361,286

	Other Assets less Liabilities 1.2%	2,418,633

	NET ASSETS 100.0%	$194,779,919

*Non-income producing.

**Common units.

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 81.11%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See notes to financial statements.

At September 30, 2008, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	4.6
Austria	2.8
Belgium	2.8
Bermuda	2.9
Brazil	4.5
Canada	6.3
China	6.6
Finland	2.8
France	1.8
Germany	7.8
Greece	1.9
Hong Kong	4.0
India	2.5
Ireland	1.6
Italy	1.9
Japan	17.2
Mexico	1.1
Netherlands	2.5
Norway	4.1
Singapore	0.7
Sweden	2.7
Switzerland	3.9
Taiwan	1.0
Turkey	2.2
United Kingdom	9.8

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 77.6%

	Agricultural Products 1.6%
1,089,000	China Green Holdings Ltd. (China)	$877,922

	Air Freight & Logistics 3.3%
1,348,500	Aramex PJSC* (United Arab Emirates)	740,569
1,135,183	Goodpack Ltd. (Singapore)	1,123,979

		1,864,548

	Alternative Carriers 0.4%
11,175	Tulip IT Services Ltd. (India)	217,357

	Apparel Retail 0.7%
69,455	KappAhl Holding AB* (Sweden)	364,170

	Apparel, Accessories & Luxury Goods 6.3%
3,217,836	Anta Sports Products Ltd. (China)	1,848,230
1,885,000	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	2,428
130,850	Mulberry Group plc (United Kingdom)	270,637
536,503	Ports Design Ltd. (Hong Kong)	982,753
67,765	Ted Baker plc (United Kingdom)	425,474

		3,529,522

	Application Software 4.2%
716,334	GuestLogix, Inc.* (Canada)	762,093
6,182,000	Kingdee International Software Group Co. Ltd. (China)	1,191,909
21,665	Nemetschek AG (Germany)	374,397

		2,328,399

	Auto Parts & Equipment 0.4%
42,540	Martinrea International, Inc.* (Canada)	243,509

	Biotechnology 1.2%
5,194,000	Sino Biopharmaceutical Ltd. (China)	692,982

	Communications Equipment 0.6%
3,294,000	Sinotel Technologies Ltd.* (China)	308,574

	Construction & Engineering 2.6%
170,795	Lycopodium Ltd. (Australia)	566,684
2,167,960	Midas Holdings Ltd. (China)	639,672
287,965	Swick Mining Services Ltd.* (Australia)	243,136

		1,449,492

	Construction & Farm Machinery & Heavy Trucks 1.9%
447,000	ASL Marine Holdings Ltd. (Singapore)	265,340
2,873,000	China Farm Equipment Ltd. (China)	345,952
11,770	Demag Cranes AG (Germany)	465,602

		1,076,894

	Consumer Finance 1.1%
219,445	Banco Compartamos S.A. de C.V. (Mexico)	619,464

	Data Processing & Outsourced Services 0.8%
60,625	Wirecard AG* (Germany)	447,712

	Diversified Metals & Mining 0.3%
85,265	Independence Group N.L. (Australia)	183,632

	Diversified REITs 0.6%
182,205	Star Asia Finance Ltd.*** † (Guernsey)	327,969

	Diversified Support Services 1.1%
88,223	LPS Brasil-Consultoria de Imoveis S.A. (Brazil)	606,233

	Drug Retail 0.4%
12,760	CREATE SD Co. Ltd. (Japan)	221,644

Shares		Value

	Education Services 0.9%
47,085	Kroton Educational S.A.* ** (Brazil)	$343,158
861,150	Oriental Century Ltd. (Singapore)	153,240

		496,398

	Electrical Components & Equipment 1.2%
2,649,902	Wasion Meters Group Ltd. (Hong Kong)	640,352

	Food Retail 0.7%
1,496,397	BreadTalk Group Ltd. (Singapore)	382,475

	Footwear 6.6%
15,253,080	China Hongxing Sports Ltd. (China)	3,241,195
2,154,000	China Sports International Ltd. (China)	408,067

		3,649,262

	Forest Products 0.3%
39,000	Satipel Industrial S.A. (Brazil)	141,914

	Gold 0.2%
855,000	Redcorp Ventures Ltd.* (Canada)	84,522

	Health Care Equipment 2.7%
29,261	DiaSorin S.p.A (Italy)	571,559
10,925	Infopia Co. Ltd. (Korea)	176,902
6,807,775	Mingyuan Medicare Development Co. Ltd. (China)	727,170

		1,475,631

	Health Care Supplies 1.0%
65,870	Abcam plc (United Kingdom)	560,793

	Health Care Technology 1.1%
253,230	RaySearch Laboratories AB (Sweden)	639,093

	Home Furnishings 0.5%
13,640	Fourlis Holdings S.A. (Greece)	263,115

	Home Improvement Retail 0.3%
43,435	Swedol AB, Class B (Sweden)	170,836

	Homebuilding 0.3%
78,235	Even Construtora e Incorporadora S.A. (Brazil)	162,909

	Industrial Machinery 4.7%
2,565	Burckhardt Compression Holding AG (Switzerland)	500,739
4,987,000	China Automation Group Ltd. (China)	876,291
11,035	JVM Co. Ltd. (Korea)	159,499
10,595	Muehlbauer Holding AG & Co. KGaA (Germany)	316,021
47,700	Yushin Precision Equipment Co. Ltd. (Japan)	779,264

		2,631,814

	Internet Retail 0.4%
82	START TODAY Co. Ltd. (Japan)	232,045

	Internet Software & Services 0.7%
165	MACROMILL, Inc. (Japan)	167,644
250,000	Vendtek Systems, Inc.* (Canada)	211,835

		379,479

	IT Consulting & Other Services 0.1%
1,515	Telvent GIT S.A. (Spain)	36,102

	Life Sciences Tools & Services 1.2%
809	CMIC Co. Ltd. (Japan)	214,880
7,105	MorphoSys AG* (Germany)	434,197

		649,077

SEPTEMBER 30, 2008

Shares		Value

	Oil & Gas Drilling 1.3%
106,150	Ithaca Energy, Inc.* (Canada)	$127,921
55,660	Phoenix Technology Income Fund** (Canada)	613,117

		741,038

	Oil & Gas Equipment & Services 6.0%
1,682,715	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	297,747
1,130,600	Ezra Holdings Ltd. (Singapore)	914,691
127,827	Forbes Energy Services Ltd.* (Canada)	452,506
63,685	Pason Systems, Inc. (Canada)	785,457
1,157,804	Swiber Holdings Ltd.* (Singapore)	879,851

		3,330,252

	Oil & Gas Exploration & Production 2.2%
264,895	Afren plc* (South Africa)	313,932
448,825	Bayou Bend Petroleum Ltd.* (Canada)	84,513
5,920	Ithaca Energy, Inc.* (Canada)	7,134
44,125	JKX Oil & Gas plc (United Kingdom)	220,502
61,225	Petrominerales Ltd.* (Colombia)	579,307

		1,205,388

	Other Diversified Financial Services 0.6%
314,680	Count Financial Ltd. (Australia)	354,421

	Packaged Foods & Meats 0.4%
22,225	Zhongpin, Inc.*	236,252

	Personal Products 0.5%
865,000	Beauty China Holdings Ltd.* (China)	301,662

	Pharmaceuticals 1.6%
376,000	China Shineway Pharmaceutical Group Ltd. (China)	268,117
4,630	Daewoong Pharmaceutical Co. Ltd. (Korea)	209,153
55,484	Dechra Pharmaceuticals plc (United Kingdom)	403,984

		881,254

	Real Estate Services 0.7%
64	Century 21 Real Estate of Japan Ltd. (Japan)	182,749
255	Funai Zaisan Consultants Co. Ltd. (Japan)	211,250

		393,999

	Research & Consulting Services 0.9%
270,155	Management Consulting Group plc (United Kingdom)	162,310
85	Nihon M&A Center, Inc. (Japan)	364,965

		527,275

	Restaurants 1.1%
581,950	FU JI Food & Catering Services Holdings Ltd. (China)	595,308

	Semiconductors 1.6%
54,045	ELMOS Semiconductor AG* (Germany)	323,965
24,600	Melexis N.V. (Belgium)	342,439
65,820	O2Micro International Ltd. ADR* (Cayman Islands)	238,927

		905,331

	Specialized Finance 5.8%
28,095	Arques Industries AG* (Germany)	227,262
53,680	IMAREX ASA* (Norway)	770,525
73,074	JSE Ltd. (South Africa)	479,500
155	Money Partners Co. Ltd. (Japan)	113,079
430	Osaka Securities Exchange Co. Ltd. (Japan)	1,209,853
32,625	Oslo Bors VPS Holding ASA (Norway)	443,685

		3,243,904

Shares		Value

	Specialty Stores 0.9%
39,405	easyhome Ltd. (Canada)	$519,390

	Systems Software 1.4%
1,884	Simplex Technology, Inc. (Japan)	807,302

	Textiles 0.9%
418,000	FibreChem Technologies Ltd. (China)	114,298
1,355,000	Li Heng Chemical Fibre Technologies Ltd. (China)	380,136

		494,434

	Thrifts & Mortgage Finance 1.3%
23,915	Home Capital Group, Inc. (Canada)	709,243

	Total Common Stocks (cost $55,755,742)	43,202,293

	PREFERRED STOCKS 0.4%

	Regional Banks 0.4%
78,510	Banco Daycoval S.A. Pfd. (Brazil)	240,727

	Total Preferred Stocks (cost $248,999)	240,727

	WARRANTS 0.0%

	Gold 0.0%
427,500	Redcorp Ventures Ltd. expiring 7/10/09* (Canada)	4,025

	Hotels, Resorts & Cruise Lines 0.0%
124,456	Club Cruise Entertainment & Travelling Services Europe N.V. expiring 4/25/12* *** † (Norway)	—

	Total Warrants (cost $280,622)	4,025

Principal Amount		Value

	SHORT-TERM INVESTMENTS 25.0%

	Repurchase Agreement 25.0%
$13,924,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $9,770,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $14,203,138; repurchase proceeds: $13,924,039 (cost $13,924,000)	$13,924,000

	Total Short-Term Investments (cost $13,924,000)	13,924,000

	Total Investments (cost $70,209,363) 103.0%††	57,371,045

	Liabilities less Other Assets (3.0)%	(1,680,534)

	NET ASSETS 100.0%	$55,690,511

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 62.03%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

At September 30, 2008, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	3.1
Belgium	0.8
Brazil	3.4
Canada	10.6
Cayman Islands	0.5
China	30.2
Colombia	1.3
Germany	6.0
Greece	0.6
Guernsey	0.8
Hong Kong	3.7
India	0.5
Italy	1.3
Japan	10.4
Korea	1.3
Mexico	1.4
Norway	2.8
Singapore	8.6
South Africa	1.8
Spain	0.1
Sweden	2.7
Switzerland	1.2
United Arab Emirates	1.7
United Kingdom	4.7
United States	0.5

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments	SEPTEMBER 30, 2008

Shares		Value

	COMMON STOCKS 94.5%

	Air Freight & Logistics 1.6%
5,556,415	Goodpack Ltd. (Singapore)	$5,501,574

	Apparel Retail 1.4%
304,493	Zumiez, Inc.*	5,018,045

	Apparel, Accessories & Luxury Goods 1.3%
9,443,536	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	12,163
265,962	Volcom, Inc.*	4,595,823

		4,607,986

	Application Software 1.0%
395,025	Interactive Intelligence, Inc.*	3,563,126

	Asset Management & Custody Banks 4.4%
57,790	Diamond Hill Investment Group, Inc.*	5,196,477
893,042	Treasury Group Ltd. (Australia)	5,652,858
106,587	Westwood Holdings Group, Inc.	5,052,224

		15,901,559

	Auto Parts & Equipment 0.2%
4,290,000	Azure Dynamics Corp.* (Canada)	605,847

	Biotechnology 0.3%
327,555	Luna Innovations, Inc.*	1,247,985

	Building Products 0.5%
23,970	Ameron International Corp.	1,717,450

	Cable & Satellite 0.7%
270,681	Outdoor Channel Holdings, Inc.*	2,381,993

	Computer Storage & Peripherals 1.1%
359,795	Intevac, Inc.*	3,828,219

	Consumer Finance 5.0%
402,286	Dollar Financial Corp.*	6,191,182
245,680	First Cash Financial Services, Inc.*	3,685,200
542,750	United PanAm Financial Corp.*	1,997,320
171,180	World Acceptance Corp.*	6,162,480

		18,036,182

	Education Services 0.4%
180,872	Kroton Educational S.A.* ** (Brazil)	1,318,206

	Electronic Manufacturing Services 1.4%
506,540	TTM Technologies, Inc.*	5,024,877

	Environmental & Facilities Services 1.0%
135,030	American Ecology Corp.	3,736,280

	Footwear 2.1%
36,336,155	China Hongxing Sports Ltd. (China)	7,721,231

	Health Care Distributors 1.2%
112,936	MWI Veterinary Supply, Inc.*	4,437,255

	Health Care Equipment 6.6%
225,445	Abaxis, Inc.*	4,441,266
313,596	Cardica, Inc.*	2,552,671
24,315,170	LMA International N.V.* (Singapore)	2,492,339
65,450	NuVasive, Inc.*	3,228,648
528,372	VNUS Medical Technologies, Inc.*	11,058,826

		23,773,750

	Health Care Facilities 1.4%
1,085,375	NovaMed, Inc.*	5,144,678

Shares		Value

	Health Care Services 6.2%
147,741	Bio-Reference Laboratories, Inc.*	$4,269,715
259,313	CorVel Corp.*	7,418,945
153,365	Healthways, Inc.*	2,473,777
149,170	LHC Group, Inc.*	4,248,362
401,645	Providence Service Corp. (The)*	3,936,121

		22,346,920

	Health Care Supplies 2.5%
432,710	Abcam plc (United Kingdom)	3,683,934
107,333	Cynosure, Inc., Class A*	1,925,554
109,940	ICU Medical, Inc.*	3,343,275

		8,952,763

	Health Care Technology 0.3%
454,005	RaySearch Laboratories AB (Sweden)	1,145,801

	Internet Software & Services 3.0%
414,275	DealerTrack Holdings, Inc.*	6,976,391
334,151	Liquidity Services, Inc.*	3,625,538

		10,601,929

	IT Consulting & Other Services 2.0%
247,900	NCI, Inc., Class A*	7,060,192

	Life Sciences Tools & Services 4.4%
2,449	CMIC Co. Ltd. (Japan)	650,483
116,084	Icon plc ADR* (Ireland)	4,440,213
126,745	Kendle International, Inc.*	5,666,769
143,445	Life Sciences Research, Inc.*	5,020,575

		15,778,040

	Marine Ports & Services 1.2%
394,787	CAI International, Inc.*	4,366,344

	Mortgage REITs 1.3%
691,340	MFA Mortgage Investments, Inc.	4,493,710

	Multi-Sector Holdings 0.7%
273,870	Resource America, Inc., Class A	2,601,765

	Oil & Gas Drilling 0.3%
1,030,430	Ithaca Energy, Inc.* (Canada)	1,241,774

	Oil & Gas Equipment & Services 3.1%
9,718,140	Advanced Holdings Ltd. (Singapore)	1,062,099
637,740	Forbes Energy Services Ltd.* (Canada)	2,257,593
252,800	Pason Systems, Inc. (Canada)	3,117,902
6,362,830	Swiber Holdings Ltd.* (Singapore)	4,835,312

		11,272,906

	Oil & Gas Exploration & Production 2.4%
268,350	Approach Resources, Inc.*	3,880,341
3,751,565	Bayou Bend Petroleum Ltd.* (Canada)	706,410
86,175	GMX Resources, Inc.*	4,119,165
8,170	Ithaca Energy, Inc.* (Canada)	9,846

		8,715,762

	Oil & Gas Refining & Marketing 0.9%
148,130	World Fuel Services Corp.	3,411,434

	Pharmaceuticals 0.2%
908,620	Osteologix, Inc.*	681,465

	Real Estate Services 0.5%
809,274	DTZ Holdings plc (United Kingdom)	1,846,091

	Regional Banks 2.9%
420,580	Boston Private Financial Holdings, Inc.	3,675,869
133,114	Commonwealth Bankshares, Inc.	1,891,550
168,040	Nara Bancorp, Inc.	1,882,048
254,618	Tamalpais Bancorp‡	2,991,762

		10,441,229

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)

Shares		Value

	Reinsurance 1.2%
382,245	CastlePoint Holdings Ltd. (Bermuda)	$4,254,387

	Research & Consulting Services 2.0%
86,465	CRA International, Inc.*	2,376,058
206,710	Resources Connection, Inc.*	4,657,176

		7,033,234

	Semiconductor Equipment 1.1%
565,045	inTEST Corp.* ‡	593,297
199,375	Tessera Technologies, Inc.*	3,257,788

		3,851,085

	Semiconductors 12.1%
246,210	Melexis N.V. (Belgium)	3,427,315
779,715	Micrel, Inc.	7,072,015
763,160	Microtune, Inc.*	2,045,269
165,061	NetLogic Microsystems, Inc.*	4,991,445
1,596,457	O2Micro International Ltd. ADR* (Cayman Islands)	5,795,139
332,404	Pericom Semiconductor Corp.*	3,490,242
697,405	PLX Technology, Inc.*	3,570,714
422,467	Power Integrations, Inc.*	10,181,455
104,545	Supertex, Inc.*	2,943,987

		43,517,581

	Specialized Finance 1.8%
207,435	Arques Industries AG* (Germany)	1,677,949
154,000	Goldwater Bank, N.A.* *** †	1,221,220
1,260	Osaka Securities Exchange Co. Ltd. (Japan)	3,545,150

		6,444,319

	Specialty Chemicals 0.5%
1,063,635	Neo Material Technologies, Inc.* (Canada)	1,852,586

	Specialty Stores 3.6%
482,640	Big 5 Sporting Goods Corp.	4,980,845
197,015	easyhome Ltd. (Canada)	2,596,818
267,657	Hibbett Sports, Inc.*	5,358,493

		12,936,156

	Systems Software 1.2%
340,420	Opnet Technologies, Inc.*	4,146,316

	Technology Distributors 0.3%
293,396	Nu Horizons Electronics Corp.*	1,173,584

	Thrifts & Mortgage Finance 2.0%
190,425	Encore Bancshares, Inc.*	3,427,650
123,300	Home Capital Group, Inc. (Canada)	3,656,687

		7,084,337

	Trading Companies & Distributors 2.6%
284,460	Beacon Roofing Supply, Inc.*	4,443,265
393,437	Rush Enterprises, Inc., Class B*	4,941,568

		9,384,833

	Trucking 2.6%
115,965	Old Dominion Freight Line, Inc.*	3,286,448
445,450	Vitran Corp., Inc.* (Canada)	6,000,211

		9,286,659

	Total Common Stocks (cost $383,991,293)	339,489,445

Shares		Value

	PREFERRED STOCKS 0.0%

	Pharmaceuticals 0.0%
414,022	Point Biomedical Corp., Series A Pfd.* *** †	$2,070

	Total Preferred Stocks (cost $226,364)	2,070

	WARRANTS 0.1%

	Air Freight & Logistics 0.0%
888,830	Goodpack Ltd. expiring 7/16/09* (Singapore)	160,930

	Health Care Distributors 0.0%
25,946	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Health Care Equipment 0.1%
121,124	Cardica, Inc. expiring 6/7/12* *** †	301,599

	Total Warrants (cost $19,379)	462,529

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.7%

	Repurchase Agreement 4.7%
$16,850,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $12,105,000 of United States Treasury Bonds 8.00% due 11/15/21; value: $17,189,100; repurchase proceeds: $16,850,047 (cost $16,850,000)	$16,850,000

	Total Short-Term Investments (cost $16,850,000)	16,850,000

	Total Investments (cost $401,087,036) 99.3%††	356,804,044

	Other Assets less Liabilities 0.7%	2,589,469

	NET ASSETS 100.0%	$359,393,513

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 12.03%.

‡Affiliated company (see Note 8).

ADR American Depositary Receipts.

REIT Real Estate Investment Trust.

See notes to financial statements.

SEPTEMBER 30, 2008

At September 30, 2008, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.7
Belgium	1.0
Bermuda	1.3
Brazil	0.4
Canada	6.5
Cayman Islands	1.7
China	2.3
Germany	0.5
Hong Kong	<0.1
Ireland	1.3
Japan	1.2
Singapore	4.1
Sweden	0.3
United Kingdom	1.6
United States	76.1

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 83.8%

	Aerospace & Defense 1.5%
52,985	HEICO Corp., Class A	$1,486,759

	Air Freight & Logistics 0.3%
617,500	AutoInfo, Inc.*	308,750

	Apparel, Accessories & Luxury Goods 1.5%
2,150,000	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	2,769
85,000	Volcom, Inc.*	1,468,800

		1,471,569

	Application Software 3.2%
1,622,096	GuestLogix, Inc.* (Canada)	1,725,715
152,000	Interactive Intelligence, Inc.*	1,371,040

		3,096,755

	Asset Management & Custody Banks 2.5%
128,411	Treasury Group Ltd. (Australia)	812,828
33,996	Westwood Holdings Group, Inc.	1,611,410

		2,424,238

	Auto Parts & Equipment 1.2%
2,135,000	Azure Dynamics Corp.* (Canada)	301,511
145,000	Martinrea International, Inc.* (Canada)	830,015

		1,131,526

	Biotechnology 1.8%
88,610	Cytori Therapeutics, Inc.*	467,861
289,430	Luna Innovations, Inc.*	1,102,728
101,331	NeurogesX, Inc.*	217,862

		1,788,451

	Building Products 1.4%
19,000	Ameron International Corp.	1,361,350

	Commercial Printing 1.4%
65,000	Courier Corp.	1,323,400

	Communications Equipment 0.7%
1,136,945	Airspan Networks, Inc.*	386,561
343,691	AltiGen Communications, Inc.*	340,254

		726,815

	Computer Storage & Peripherals 2.4%
219,200	Intevac, Inc.*	2,332,288

	Construction & Engineering 2.1%
33,300	Michael Baker Corp.*	1,158,840
71,145	MYR Group, Inc.*	900,696

		2,059,536

	Consumer Finance 2.8%
90,000	Dollar Financial Corp.*	1,385,100
38,000	World Acceptance Corp.*	1,368,000

		2,753,100

	Data Processing & Outsourced Services 1.1%
65,000	Euronet Worldwide, Inc.*	1,087,450

	Diversified Banks 0.5%
55,556	Idaho Trust Bancorp* *** †	500,004

	Diversified Chemicals 1.3%
90,000	LSB Industries, Inc.*	1,246,500

Shares		Value

	Diversified Support Services 0.8%
33,754	Healthcare Services Group, Inc.	$617,361
401,000	ProLink Holdings Corp.*	128,320

		745,681

	Education Services 0.4%
50,424	Kroton Educational S.A.* ** (Brazil)	367,493

	Electrical Components & Equipment 0.7%
2,753,619	Wasion Meters Group Ltd. (Hong Kong)	665,415

	Electronic Manufacturing Services 1.9%
650,000	Sanmina-SCI Corp.*	910,000
97,000	TTM Technologies, Inc.* †††	962,240

		1,872,240

	Environmental & Facilities Services 2.5%
22,400	American Ecology Corp.	619,808
136,000	Heritage-Crystal Clean, Inc.*	1,836,000

		2,455,808

	Footwear 1.1%
4,854,000	China Hongxing Sports Ltd. (China)	1,031,448

	Gold 0.3%
2,710,000	Redcorp Ventures Ltd.* (Canada)	267,900

	Health Care Equipment 11.7%
135,000	AtriCure, Inc.*	1,352,700
87,000	Cardica, Inc.*	708,180
53,000	Infopia Co. Ltd. (Korea)	858,195
78,000	Invacare Corp.	1,882,920
171,000	MTS Medication Technologies, Inc.*	861,840
27,740	NuVasive, Inc.*	1,368,414
284,300	Thermage, Inc.*	975,149
162,445	VNUS Medical Technologies, Inc.* †††	3,399,974

		11,407,372

	Health Care Services 2.7%
24,000	Bio-Reference Laboratories, Inc.*	693,600
35,221	CorVel Corp.*	1,007,673
100,000	Providence Service Corp. (The)*	980,000

		2,681,273

	Health Care Supplies 1.1%
36,700	ICU Medical, Inc.*	1,116,047

	Health Care Technology 0.1%
310,080	Ophthalmic Imaging Systems*	117,830

	Hotels, Resorts & Cruise Lines 0.0%
131,090	Club Cruise Entertainment & Travelling
	Services Europe N.V.* *** (Norway)	2,228

	Integrated Telecommunication Services 0.8%
53,000	Cbeyond, Inc.*	762,670

	Internet Software & Services 1.2%
71,000	DealerTrack Holdings, Inc.*	1,195,640

	Investment Banking & Brokerage 1.0%
210,000	GFI Group, Inc.	989,100

	IT Consulting & Other Services 3.7%
675,000	Management Network Group, Inc.*	607,500
56,500	NCI, Inc., Class A*	1,609,120
59,063	Telvent GIT S.A. (Spain)	1,407,471

		3,624,091

SEPTEMBER 30, 2008

Shares		Value

	Life Sciences Tools & Services 1.0%
21,500	Kendle International, Inc.*	$961,265

	Oil & Gas Equipment & Services 2.3%
408,000	Aeroquest Int’l. Ltd.* (Canada)	422,539
205,000	Forbes Energy Services Ltd.* (Canada)	725,698
81,725	TETRA Technologies, Inc.*	1,131,891

		2,280,128

	Oil & Gas Exploration & Production 1.2%
84,155	Approach Resources, Inc.*	1,216,881

	Oil & Gas Refining & Marketing 0.9%
40,000	World Fuel Services Corp.	921,200

	Other Diversified Financial Services 1.2%
150,000	Hyde Park Acquisition Corp.*	1,128,000

	Packaged Foods & Meats 1.3%
115,000	Zhongpin, Inc.*	1,222,450

	Pharmaceuticals 0.2%
286,000	Osteologix, Inc.*	214,500

	Regional Banks 4.5%
110,055	Boston Private Financial Holdings, Inc.	961,881
2,000,000	City Union Bank Ltd. (India)	1,001,879
300,000	First Bank of Delaware*	540,000
45,000	First of Long Island Corp.	1,091,250
65,498	Tamalpais Bancorp	769,602

		4,364,612

	Reinsurance 1.5%
135,000	CastlePoint Holdings Ltd. (Bermuda)	1,502,550

	Restaurants 0.9%
177,000	Brazil Fast Food Corp.	886,947

	Semiconductor Equipment 2.6%
184,400	inTEST Corp.*	193,620
287,088	LogicVision, Inc.*	284,217
195,085	PDF Solutions, Inc.*	1,014,442
62,850	Tessera Technologies, Inc.*	1,026,969

		2,519,248

	Semiconductors 2.2%
226,040	O2Micro International Ltd. ADR* (Cayman Islands)	820,525
56,555	Power Integrations, Inc.*	1,362,976

		2,183,501

	Specialized Finance 1.0%
41,900	Goldwater Bank, N.A.* *** †	332,267
245	Osaka Securities Exchange Co. Ltd. (Japan)	689,335

		1,021,602

	Specialty Stores 1.0%
73,600	easyhome Ltd. (Canada)	970,108

	Steel 3.2%
90,310	Globe Specialty Metals, Inc.* (United Kingdom)	1,715,890
31,090	Haynes International, Inc.*	1,455,945

		3,171,835

	Systems Software 1.9%
150,520	Opnet Technologies, Inc.* †††	1,833,334

	Trucking 1.2%
90,000	Vitran Corp., Inc.* (Canada)	1,212,300

	Total Common Stocks (cost $93,243,437)	82,011,188

Shares		Value

	PREFERRED STOCKS 0.0%

	Pharmaceuticals 0.0%
82,803	Point Biomedical Corp., Series A Pfd.* *** †	$414

	Total Preferred Stocks (cost $45,272)	414

	WARRANTS 0.2%

	Biotechnology 0.0%
30,399	NeurogesX, Inc. expiring 12/28/12* *** †	—

	Gold 0.0%
855,000	Redcorp Ventures Ltd. expiring 7/10/09* (Canada)	8,050

	Health Care Distributors 0.0%
6,486	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Health Care Equipment 0.2%
58,140	Cardica, Inc. expiring 6/7/12* *** †	144,768

	Hotels, Resorts & Cruise Lines 0.0%
94,548	Club Cruise Entertainment & Travelling Services Europe N.V. expiring 4/25/12* *** † (Norway)	—

	Pharmaceuticals 0.0%
1,436	Acusphere, Inc. expiring 10/20/08* *** †	—

	Precious Metals & Minerals 0.0%
603,880	Farallon Resources Ltd. expiring 12/21/08* *** † (Canada)	—

	Total Warrants (cost $226,367)	152,818

Principal Amount		Value

	SHORT-TERM INVESTMENTS 17.1%

	Repurchase Agreement 17.1%
$16,791,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/01/08 with Fixed Income Clearing Corporation collateralized by $13,915,000 of United States Treasury Bonds 6.25% due 8/15/23; value $17,132,844; repurchase proceeds: $16,791,047††† (cost $16,791,000)	$16,791,000

	Total Short-Term Investments (cost $16,791,000)	16,791,000

	Total Investments (cost $110,306,076) 101.1%††	98,955,421

	Liabilities less Other Assets (1.1)%	(1,043,877)

	NET ASSETS 100.0%	$97,911,544

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)	SEPTEMBER 30, 2008

Contracts		Net Unrealized Depreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
7,200,000
CAD	USD, settlement date 11/12/08, (cost $6,789,161 value $6,725,703)	$63,458

	Total Forward Foreign Currency Exchange Contracts (cost $6,789,161 value $6,725,703)	63,458

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 5.17%.

†††All or a portion of this security has been designated as collateral for a forward foreign currency contracts. Collateral is valued at $22,986,547 (see Note 10).

ADR American Depositary Receipts.

See notes to financial statements.

At September 30, 2008, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.0
Bermuda	1.8
Brazil	0.5
Canada	7.9
Cayman Islands	1.0
China	1.3
Hong Kong	0.8
India	1.2
Japan	0.8
Korea	1.0
Norway	<0.1
Spain	1.7
United Kingdom	2.1
United States	78.9

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	SEPTEMBER 30, 2008

Shares		Value

	COMMON STOCKS 91.1%

	Air Freight & Logistics 1.8%
13,767,902	Aramex PJSC* (United Arab Emirates)	$7,561,051
5,549,982	Goodpack Ltd. (Singapore)	5,495,205

		13,056,256

	Apparel Retail 1.2%
522,370	Zumiez, Inc.*	8,608,658

	Apparel, Accessories & Luxury Goods 1.6%
3,614,640	Ports Design Ltd. (Hong Kong)	6,621,211
316,968	Volcom, Inc.*	5,477,207

		12,098,418

	Application Software 2.6%
364,110	FactSet Research Systems, Inc.	19,024,748

	Asset Management & Custody Banks 1.3%
332,056	Cohen & Steers, Inc.	9,407,147

	Automotive Retail 5.3%
1,473,792	O’Reilly Automotive, Inc.*	39,453,412

	Biotechnology 1.4%
43,268	Myriad Genetics, Inc.*	2,807,228
297,814	Orexigen Therapeutics, Inc.*	3,213,413
243,840	Seattle Genetics, Inc.*	2,609,088
204,600	ZymoGenetics, Inc.*	1,362,636

		9,992,365

	Communications Equipment 1.9%
287,425	F5 Networks, Inc.*	6,719,996
414,959	Neutral Tandem, Inc.*	7,693,340

		14,413,336

	Computer & Electronics Retail 0.9%
686,503	hhgregg, Inc.*	6,693,404

	Computer Storage & Peripherals 1.0%
314,325	Data Domain, Inc.*	7,000,018

	Construction & Engineering 1.0%
4,855,790	Midas Holdings Ltd. (China)	1,432,735
127,790	Outotec Oyj (Finland)	3,438,525
66,095	URS Corp.*	2,423,704

		7,294,964

	Construction & Farm Machinery & Heavy Trucks 1.5%
241,666	Bucyrus International, Inc., Class A	10,797,637

	Data Processing & Outsourced Services 2.5%
311,875	NeuStar, Inc., Class A*	6,203,194
187,230	Syntel, Inc.	4,587,135
1,067,550	Wirecard AG* (Germany)	7,883,793

		18,674,122

	Distributors 0.9%
372,165	LKQ Corp.*	6,315,640

	Diversified Banks 3.4%
520,361	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	6,504,512
218,385	HDFC Bank Ltd. ADR (India)	18,551,806

		25,056,318

Shares		Value

	Diversified Support Services 3.9%
406,841	Copart, Inc.*	$15,459,959
425,234	Stantec, Inc.* (Canada)	10,120,569
508,186	Transfield Services Ltd. (Australia)	3,137,775

		28,718,303

	Education Services 1.2%
112,777	Capella Education Co.*	4,833,622
18,666	Strayer Education, Inc.	3,738,053

		8,571,675

	Environmental & Facilities Services 1.2%
405,742	EnergySolutions, Inc.	4,057,420
202,485	Tetra Tech, Inc.*	4,871,789

		8,929,209

	Footwear 0.5%
18,556,345	China Hongxing Sports Ltd. (China)	3,943,120

	Health Care Distributors 1.7%
313,700	MWI Veterinary Supply, Inc.*	12,325,273

	Health Care Equipment 1.5%
462,527	Abaxis, Inc.*	9,111,782
332,588	Dexcom, Inc.*	2,058,720

		11,170,502

	Health Care Services 5.4%
369,816	Bio-Reference Laboratories, Inc.*	10,687,682
229,019	Healthways, Inc.*	3,694,076
473,225	Pediatrix Medical Group, Inc.*	25,516,292

		39,898,050

	Integrated Telecommunication Services 0.7%
354,475	Cbeyond, Inc.*	5,100,895

	Internet Software & Services 4.3%
159,930	Bankrate, Inc.*	6,222,876
662,932	DealerTrack Holdings, Inc.*	11,163,775
625,640	LoopNet, Inc.*	6,150,041
244,315	VistaPrint Ltd.*	8,023,305

		31,559,997

	Investment Banking & Brokerage 0.7%
256,960	optionsXpress Holdings, Inc.	4,990,163

	Leisure Facilities 0.8%
187,180	Life Time Fitness, Inc.*	5,853,119

	Life Sciences Tools & Services 6.6%
86,890	Helicos BioSciences Corp.*	149,451
279,041	Icon plc ADR* (Ireland)	10,673,318
241,425	Kendle International, Inc.*	10,794,112
375,511	Techne Corp.*	27,081,853
208,525	Valera Pharmaceuticals, Inc. Ureteral
	Stent* *** †	—

		48,698,734

	Managed Health Care 0.3%
88,215	AMERIGROUP Corp.* †††	2,226,547

	Marine 0.6%
290,845	Eagle Bulk Shipping, Inc.	4,054,379

	Mortgage REITs 0.7%
253,261	Redwood Trust, Inc.	5,503,362

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Equipment & Services 4.6%
251,220	Dril-Quip, Inc.*	$10,900,436
147,265	Helix Energy Solutions Group, Inc.*	3,575,594
66,355	NATCO Group, Inc., Class A*	2,666,144
700,385	Pason Systems, Inc. (Canada)	8,638,180
455,035	TGS-NOPEC Geophysical Co. ASA* (Norway)	3,656,496
169,920	Willbros Group, Inc.* (Panama)	4,502,880

		33,939,730

	Oil & Gas Exploration & Production 1.5%
534,550	Brigham Exploration Co.*	5,874,705
109,165	GMX Resources, Inc.*	5,218,087

		11,092,792

	Other Diversified Financial Services 0.4%
2,661,038	Count Financial Ltd. (Australia)	2,997,097

	Pharmaceuticals 1.1%
577,015	Alexza Pharmaceuticals, Inc.*	2,850,454
680,112	Dechra Pharmaceuticals plc (United Kingdom)	4,951,955
208,525	Valera Pharmaceuticals, Inc. CSR VP003* *** †	—

		7,802,409

	Regional Banks 1.8%
109,605	City National Corp.	5,951,551
133,775	Glacier Bancorp, Inc.	3,313,607
90,720	PrivateBancorp, Inc.	3,779,395

		13,044,553

	Research & Consulting Services 5.2%
346,598	CRA International, Inc.*	9,524,513
1,273,267	Resources Connection, Inc.*	28,686,706

		38,211,219

	Restaurants 2.2%
582,762	Peet’s Coffee & Tea, Inc.*	16,270,715

	Semiconductor Equipment 0.6%
264,845	Tessera Technologies, Inc.*	4,327,567

	Semiconductors 5.6%
215,590	Hittite Microwave Corp.*	7,243,824
439,871	Melexis N.V. (Belgium)	6,123,132
189,556	NetLogic Microsystems, Inc.*	5,732,173
1,500,385	O2Micro International Ltd. ADR* (Cayman Islands)	5,446,398
689,193	Power Integrations, Inc.*	16,609,551

		41,155,078

	Specialty Stores 2.0%
736,304	Hibbett Sports, Inc.*	14,740,806

	Systems Software 2.0%
432,985	NetSuite, Inc.*	7,802,390
157,095	Quality Systems, Inc.	6,638,834

		14,441,224

	Thrifts & Mortgage Finance 1.3%
332,541	Home Capital Group, Inc. (Canada)	9,862,111

	Trading Companies & Distributors 2.5%
3,751,320	Emeco Holdings Ltd. (Australia)	2,422,918
341,285	MSC Industrial Direct Co., Inc., Class A	15,723,000

		18,145,918

Shares		Value

	Trucking 1.9%
834,284	Knight Transportation, Inc.	$14,157,799

	Total Common Stocks (cost $640,596,359)	669,618,789

	PREFERRED STOCKS 1.1%

	Biotechnology 0.3%
677,966	Nanosys, Inc., Series D Pfd.* *** †	2,000,000

	Health Care Equipment 0.3%
750,000	Orqis Medical Corp., Series D Pfd.* *** †	825,000
1,620,220	Zonare Medical Systems, Inc., Series E Pfd.* *** †	1,343,162

		2,168,162

	Health Care Services 0.1%
516,161	Bravo Health, Inc., Series G Pfd.* *** †	851,665
362,782	TargetRX, Inc., Series D Pfd.* *** †	3,628

		855,293

	Internet Software & Services 0.1%
404,517	Incipient, Inc., Series D Pfd.* *** †	468,431

	Life Sciences Tools & Services 0.3%
625,000	Fluidigm Corp., Series E Pfd.* *** †	1,931,250

	Pharmaceuticals 0.0%
524,519	Point Biomedical Corp., Series A Pfd. * *** †	2,623

	Total Preferred Stocks (cost $10,688,081)	7,425,759

	LIMITED PARTNERSHIP INTEREST 0.5%

	Other 0.5%
	Montagu Newhall Global Partners II-B, L.P.*** †	3,549,864
	Montagu Newhall Global Partners III-B, L.P.*** †	703,298

		4,253,162

	Total Limited Partnership Interest (cost $4,408,853)	4,253,162

	WARRANTS 0.0%

	Health Care Equipment 0.0%
243,033	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

	Total Warrants (cost $0)	—

SEPTEMBER 30, 2008

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.7%

	Repurchase Agreement 5.7%
$42,161,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/01/08 with Fixed Income Clearing Corporation collateralized by $34,840,000 of United States Treasury Bonds 5.5% - 6.75% due 8/15/23 - 08/15/28; value $43,005,025; repurchase proceeds: $42,161,117 ††† (cost $42,161,000)	$42,161,000

	Total Short-Term Investments (cost $42,161,000)	42,161,000

	Total Investments (cost $697,854,293) 98.4%††	723,458,710

	Other Assets less Liabilities 1.6%	12,087,496

	NET ASSETS 100.0%	$735,546,206

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 8.11%.

†††All or a portion of this security has been designated as collateral for purchase commitments. Collateral is valued at $44,387,547 (see Note 10).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

At September 30, 2008, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.2
Belgium	0.9
Bermuda	1.0
Canada	4.2
Cayman Islands	0.8
China	0.8
Finland	0.5
Germany	1.2
Hong Kong	1.0
India	2.7
Ireland	1.6
Norway	0.5
Panama	0.7
Singapore	0.8
United Arab Emirates	1.1
United Kingdom	0.7
United States	80.3

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.2%

	Aerospace & Defense 1.2%
143,570	HEICO Corp., Class A	$4,028,574

	Air Freight & Logistics 1.9%
6,611,821	Goodpack Ltd. (Singapore)	6,546,564

	Alternative Carriers 0.9%
198,200	Global Village Telecom Holding S.A.* (Brazil)	2,970,498

	Apparel Retail 2.3%
469,704	Zumiez, Inc.*	7,740,722

	Apparel, Accessories & Luxury Goods 1.9%
6,959,145	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	8,964
368,389	Volcom, Inc.*	6,365,762

		6,374,726

	Asset Management & Custody Banks 3.0%
125,703	Cohen & Steers, Inc.	3,561,166
471,940	Solar Capital, LLC* ** *** †	6,441,981

		10,003,147

	Auto Parts & Equipment 1.1%
672,680	Martinrea International, Inc.* (Canada)	3,850,581

	Building Products 0.7%
32,165	Ameron International Corp.	2,304,622

	Communications Equipment 1.4%
207,335	Plantronics, Inc.	4,669,184

	Computer Storage & Peripherals 0.7%
2,186,171	Quantum Corp.*	2,295,480

	Construction & Engineering 2.8%
140,160	Chicago Bridge & Iron Co. N.V. (Netherlands)	2,696,679
95,070	Michael Baker Corp.*	3,308,436
277,730	MYR Group, Inc.*	3,516,062

		9,521,177

	Consumer Finance 4.2%
419,348	Dollar Financial Corp.*	6,453,766
532,416	United PanAm Financial Corp.*	1,959,291
157,345	World Acceptance Corp.*	5,664,420

		14,077,477

	Data Processing & Outsourced Services 1.2%
234,790	Euronet Worldwide, Inc.*	3,928,037

	Diversified Banks 1.5%
407,220	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	5,090,250

	Diversified Capital Markets 0.5%
314,735	JMP Group, Inc.	1,636,622

	Diversified REITs 0.3%
600,000	Star Asia Finance Ltd.*** † (Guernsey)	1,080,000

	Diversified Support Services 0.8%
399,024	LPS Brasil-Consultoria de Imoveis S.A. (Brazil)	2,741,933

	Education Services 0.3%
157,160	Kroton Educational S.A.* ** (Brazil)	1,145,392

	Electrical Components & Equipment 0.8%
11,617,078	Wasion Meters Group Ltd. (Hong Kong)	2,807,281

Shares		Value

	Electronic Manufacturing Services 3.6%
3,234,390	Sanmina-SCI Corp.*	$4,528,146
758,420	TTM Technologies, Inc.*	7,523,526

		12,051,672

	Environmental & Facilities Services 1.4%
461,441	EnergySolutions, Inc.	4,614,410

	Footwear 1.2%
19,343,000	China Hongxing Sports Ltd. (China)	4,110,280

	Gold 0.4%
13,628,640	Redcorp Ventures Ltd.* (Canada)	1,347,274

	Health Care Equipment 2.3%
326,220	Invacare Corp.	7,874,951

	Health Care Facilities 4.7%
446,312	Capital Senior Living Corp.*	3,391,971
388,331	Emeritus Corp.*	9,669,442
712,703	Five Star Quality Care, Inc.*	2,672,636

		15,734,049

	Health Care Services 3.3%
382,932	CorVel Corp.*	10,955,685

	Health Care Supplies 1.1%
117,302	ICU Medical, Inc.*	3,567,154

	Industrial Machinery 2.1%
118,645	IDEX Corp.	3,680,368
154,450	Kadant, Inc.*	3,516,826

		7,197,194

	Insurance Brokers 1.1%
164,045	Brown & Brown, Inc.	3,546,653

	Internet Retail 0.5%
747,913	US Auto Parts Network, Inc.*	1,578,096

	Internet Software & Services 1.3%
265,909	DealerTrack Holdings, Inc.*	4,477,908

	IT Consulting & Other Services 1.0%
136,651	Telvent GIT S.A. (Spain)	3,256,393

	Leisure Products 1.5%
248,402	RC2 Corp.*	4,968,040

	Marine 0.9%
213,765	Eagle Bulk Shipping, Inc.	2,979,884

	Mortgage REITs 4.4%
1,286,680	MFA Mortgage Investments, Inc.	8,363,420
300,045	Redwood Trust, Inc.	6,519,978

		14,883,398

	Oil & Gas Equipment & Services 5.3%
210,575	Helix Energy Solutions Group, Inc.*	5,112,761
726,851	TETRA Technologies, Inc.*	10,066,886
102,655	Willbros Group, Inc.* (Panama)	2,720,358

		17,900,005

	Oil & Gas Exploration & Production 6.6%
433,895	Brigham Exploration Co.*	4,768,506
524,833	Northern Oil and Gas, Inc.*	4,266,892
327,490	Petrohawk Energy Corp.*	7,083,609
169,630	Plains Exploration & Production Co.*	5,964,191

		22,083,198

	Oil & Gas Refining & Marketing 1.7%
244,700	World Fuel Services Corp.	5,635,441

SEPTEMBER 30, 2008

Shares		Value

	Packaged Foods & Meats 1.0%
329,735	Zhongpin, Inc.*	$3,505,083

	Personal Products 1.1%
126,755	NBTY, Inc.*	3,741,807

	Property & Casualty Insurance 1.9%
274,925	Tower Group, Inc.	6,477,233

	Regional Banks 4.3%
334,702	Boston Private Financial Holdings, Inc.	2,925,295
100,965	City National Corp.	5,482,400
232,840	Commonwealth Bankshares, Inc.	3,308,656
261,300	Nara Bancorp, Inc.	2,926,560

		14,642,911

	Semiconductors 2.8%
363,857	Pericom Semiconductor Corp.*	3,820,499
81,402	Power Integrations, Inc.*	1,961,788
129,602	Supertex, Inc.*	3,649,592

		9,431,879

	Specialized Finance 1.7%
438,130	KKR Financial Holdings, LLC	2,786,507
742,623	MicroFinancial, Inc.‡	2,948,213

		5,734,720

	Steel 3.4%
391,370	Globe Specialty Metals, Inc.* (United Kingdom)	7,436,030
84,675	Haynes International, Inc.*	3,965,330

		11,401,360

	Technology Distributors 0.5%
462,916	Nu Horizons Electronics Corp.*	1,851,664

	Thrifts & Mortgage Finance 1.4%
106,300	Housing Development Finance Corp.
	Ltd. (India)	4,860,484

	Trading Companies & Distributors 1.8%
70,585	MSC Industrial Direct Co., Inc., Class A	3,251,851
102,407	Rush Enterprises, Inc., Class A*	1,310,810
108,920	Rush Enterprises, Inc., Class B*	1,368,035

		5,930,696

	Trucking 3.4%
173,661	Old Dominion Freight Line, Inc.*	4,921,553
494,280	Vitran Corp., Inc.* (Canada)	6,657,951

		11,579,504

	Total Common Stocks (cost $385,361,694)	320,731,293

	WARRANTS 0.0%

	Gold 0.0%
5,665,000	Redcorp Ventures Ltd. expiring 7/10/09* (Canada)	53,335

	Total Warrants (cost $0)	53,335

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.3%

	Repurchase Agreement 2.3%
$7,721,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $6,720,000 of United States Treasury Bonds 5.50% due 8/15/28; value: $7,879,200; repurchase proceeds: $7,721,021 (cost $7,721,000)	$7,721,000

	Total Short-Term Investments (cost $7,721,000)	7,721,000

	Total Investments (cost $393,082,694) 97.5%††	328,505,628

	Other Assets less Liabilities 2.5%	8,408,520

	NET ASSETS 100.0%	$336,914,148

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 5.44%.

‡Affiliated company (see Note 8).

REIT Real Estate Investment Trust.

See notes to financial statements.

At September 30, 2008, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	1.6
Brazil	2.2
Canada	3.7
China	1.3
Guernsey	0.3
Hong Kong	0.9
India	1.5
Netherlands	0.8
Panama	0.9
Singapore	2.0
Spain	1.0
United Kingdom	2.3
United States	81.5

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 87.6%

	Asset Management & Custody Banks 4.5%
26,636	Apollo Investment Corp.	$454,144
24,930	Ares Capital Corp.	260,020
19,600	Solar Capital, LLC* ** *** †	267,540

		981,704

	Construction & Engineering 0.8%
54,650	Lycopodium Ltd. (Australia)	181,324

	Construction & Farm Machinery & Heavy Trucks 2.5%
4,380	Joy Global, Inc.	197,713
14,030	Trinity Industries, Inc.	360,992

		558,705

	Consumer Finance 1.8%
7,664	Capital One Financial Corp.	390,864

	Data Processing & Outsourced Services 6.3%
27,060	Paychex, Inc.†††	893,792
37,600	Redecard S.A. (Brazil)	486,992

		1,380,784

	Diversified Banks 3.0%
44,040	Bank of East Asia Ltd. (Hong Kong)	138,648
22,388	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	279,850
2,800	HDFC Bank Ltd. ADR (India)	237,860

		656,358

	Diversified REITs 3.9%
40,250	CapitalSource, Inc.†††	495,075
20,200	Gramercy Capital Corp.	52,318
172,795	Star Asia Finance Ltd.* *** † (Guernsey)	311,031

		858,424

	Diversified Support Services 2.9%
24,843	LPS Brasil-Consultoria de Imoveis S.A. (Brazil)	170,711
15,883	McGrath RentCorp	457,748

		628,459

	Gold 0.1%
295,680	Redcorp Ventures Ltd.* (Canada)	29,230

	Home Improvement Retail 1.2%
10,400	Home Depot, Inc.	269,256

	Household Products 2.3%
7,105	Procter & Gamble Co.	495,147

	Hypermarkets & Super Centers 3.2%
11,755	Wal-Mart Stores, Inc.	704,007

	Industrial Conglomerates 5.4%
45,995	General Electric Co.	1,172,873

	Industrial Machinery 1.7%
50,700	Weg S.A. (Brazil)	374,519

	Industrial REITs 0.8%
4,500	ProLogis	185,715

	Investment Banking & Brokerage 0.7%
103,400	Dubai Islamic Bank (United Arab Emirates)	162,454

	Leisure Products 4.3%
39,905	Pool Corp.†††	930,984

	Life Sciences Tools & Services 1.1%
3,000	Eurofins Scientific (France)	235,904

Shares		Value

	Mortgage REITs 13.8%
29,880	Annaly Capital Management, Inc.	$401,886
40,280	Anthracite Capital, Inc.	215,901
11,615	Arbor Realty Trust, Inc.	116,150
42,890	Capstead Mortgage Corp.	469,645
114,700	MFA Mortgage Investments, Inc.	745,550
48,905	Redwood Trust, Inc.†††	1,062,706

		3,011,838

	Oil & Gas Drilling 1.0%
20,000	Phoenix Technology Income Fund** (Canada)	220,308

	Oil & Gas Equipment & Services 1.4%
85,995	Petrowest Energy Services Trust** (Canada)	103,633
2,700	Schlumberger Ltd.	210,843

		314,476

	Oil & Gas Exploration & Production 3.3%
19,900	Chesapeake Energy Corp.	713,614

	Oil & Gas Storage & Transportation 0.8%
10,535	Magellan Midstream Holdings L.P.**	180,991

	Personal Products 1.5%
8,250	Herbalife Ltd. (Cayman Islands)	326,040

	Pharmaceuticals 3.1%
6,295	Johnson & Johnson	436,117
5,135	Teva Pharmaceutical Industries Ltd. ADR (Israel)	235,132

		671,249

	Railroads 2.0%
9,720	Kansas City Southern*	431,179

	Semiconductors 6.0%
10,270	Linear Technology Corp.	314,878
14,715	Microchip Technology, Inc.	433,062
26,010	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	243,714
13,375	Xilinx, Inc.	313,644

		1,305,298

	Specialized Finance 2.1%
71,434	KKR Financial Holdings, LLC†††	454,320

	Steel 0.9%
10,920	Globe Specialty Metals, Inc.* (United Kingdom)	207,480

	Trading Companies & Distributors 2.1%
5,000	MSC Industrial Direct Co., Inc., Class A	230,350
2,530	W.W. Grainger, Inc.	220,034

		450,384

	Water Utilities 1.0%
16,290	Companhia de Saneamento Basico do Estado de Sao Paulo (Brazil)	223,453

	Wireless Telecommunication Services 2.1%
9,845	America Movil S.A.B. de C.V., Series L ADR (Mexico)	456,414

	Total Common Stocks (cost $23,466,658)	19,163,755

SEPTEMBER 30, 2008

Shares		Value

	PREFERRED STOCKS 3.1%

	Diversified REITs 0.5%
15,745	Gramercy Capital Corp., Series A Pfd., 8.125%	$116,513

	Mortgage REITs 2.6%
18,335	Anthracite Capital, Inc., Series C Pfd, 9.375%	198,018
22,390	Anthracite Capital, Inc., Series D Pfd, 8.25%	204,197
18,500	NorthStar Realty Finance Corp., Series B Pfd, 8.25%	168,720

		570,935

	Total Preferred Stocks (cost $1,096,796)	687,448

Principal Amount		Value

	CORPORATE BONDS 2.7%

	Gold 1.0%
$299,000	Redcorp Ventures Ltd., 13.00%, 7/11/12*** † (Canada)	$211,129

	Integrated Telecommunication Services 1.7%
500,000	Broadview Networks Holdings, Inc., 11.375%, 9/1/12	385,000

	Total Corporate Bonds (cost $782,944)	596,129

Number of Contracts		Value

	CALL OPTIONS PURCHASED 0.0%

25	Redwood Trust, Inc. expiring 1/17/09 exercise price $35	$1,000

	Total Call Options Purchased (premium $15,463)	1,000

	PUT OPTIONS PURCHASED 0.6%

100	NovaStar Financial, Inc. expiring 1/17/09 exercise price $15	122,000

	Total Put Options Purchased (premium $105,250)	122,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.7%

	Repurchase Agreement 5.7%
$1,257,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $1,095,000 of United States Treasury Bonds 5.50% due 8/15/28; value: $1,283,888; repurchase proceeds: $1,257,003 ††† (cost $1,257,000)	$1,257,000

	Total Short-Term Investments (cost $1,257,000)	1,257,000

	Total Investments (cost $26,724,111) 99.7%††	21,827,332

	Other Assets less Liabilities 0.3%	61,848

	NET ASSETS 100.0%	$21,889,180

Shares		Value

	SECURITIES SOLD SHORT

11,570	Bank of the Ozarks, Inc.	$312,389
8,322	First Federal Bancshares of Arkansas, Inc.	82,388
10,575	Heartland Financial USA, Inc.	265,010
3,500	NovaStar Financial, Inc.	3,535

	Total Securities Sold Short (proceeds $677,692)	663,322

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 3.28%.

†††All or a portion of this security has been designated as collateral for securities sold short. Collateral is valued at $5,093,876.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

At September 30, 2008, Wasatch Strategic Income Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Australia	0.9
Bermuda	1.4
Brazil	6.1
Canada	2.7
Cayman Islands	1.6
France	1.1
Guernsey	1.5
Hong Kong	0.7
India	1.2
Israel	1.1
Mexico	2.2
Taiwan	1.2
United Arab Emirates	0.8
United Kingdom	1.0
United States	76.5

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 89.9%

	Advertising 1.0%
127,215	National CineMedia, Inc.	$1,405,726

	Apparel Retail 1.0%
415,600	Wet Seal, Inc., Class A (The)*	1,508,628

	Application Software 1.2%
34,440	FactSet Research Systems, Inc.	1,799,490

	Asset Management & Custody Banks 1.4%
44,399	Westwood Holdings Group, Inc.	2,104,513

	Auto Parts & Equipment 1.0%
251,880	Martinrea International, Inc.* (Canada)	1,441,821

	Automotive Retail 1.3%
70,640	O’Reilly Automotive, Inc.*	1,891,033

	Communications Equipment 3.1%
121,785	F5 Networks, Inc.*	2,847,333
121,355	Starent Networks Corp.*	1,570,334

		4,417,667

	Construction & Engineering 0.5%
1,164,000	Midas Holdings Ltd. (China)	343,446
15,310	Outotec Oyj (Finland)	411,956

		755,402

	Construction & Farm Machinery & Heavy Trucks 4.9%
108,382	Bucyrus International, Inc., Class A	4,842,508
141,835	TIL Ltd. (India)	648,451
29,980	Wabtec Corp.	1,535,875

		7,026,834

	Data Processing & Outsourced Services 1.1%
66,250	Syntel, Inc.	1,623,125

	Distributors 2.0%
171,950	LKQ Corp.*	2,917,992

	Diversified Banks 5.5%
77,050	HDFC Bank Ltd. (India)	2,042,670
69,290	HDFC Bank Ltd. ADR (India)	5,886,186

		7,928,856

	Diversified Chemicals 0.3%
26,975	LSB Industries, Inc.*	373,604

	Electronic Manufacturing Services 1.0%
1,001,120	Sanmina-SCI Corp.*	1,401,568

	Environmental & Facilities Services 3.5%
43,585	American Ecology Corp.	1,205,997
199,640	EnergySolutions, Inc.	1,996,400
30,370	Stericycle, Inc.*	1,789,097

		4,991,494

	Footwear 1.1%
7,316,000	China Hongxing Sports Ltd. (China)	1,554,609

	General Merchandise Stores 1.6%
64,445	Dollar Tree, Inc.*	2,343,220

	Health Care Distributors 0.1%
4,997	MWI Veterinary Supply, Inc.*	196,332

	Health Care Equipment 4.5%
142,425	Cardica, Inc.*	1,159,339
41,966	NuVasive, Inc.*	2,070,183
154,533	VNUS Medical Technologies, Inc.*	3,234,376

		6,463,898

Shares		Value

	Health Care Facilities 5.5%
141,643	Psychiatric Solutions, Inc.*	$5,375,352
88,090	VCA Antech, Inc.*	2,596,012

		7,971,364

	Health Care Services 4.0%
172,346	Healthways, Inc.* †††	2,779,941
54,930	Pediatrix Medical Group, Inc.*	2,961,826

		5,741,767

	Health Care Technology 1.6%
79,710	Computer Programs & Systems, Inc.	2,307,604

	Internet Software & Services 1.3%
113,575	DealerTrack Holdings, Inc.*	1,912,603

	Investment Banking & Brokerage 0.9%
265,030	GFI Group, Inc.	1,248,291

	IT Consulting & Other Services 5.5%
274,496	Cognizant Technology Solutions Corp., Class A* †††	6,266,744
1,602,000	CSE Global Ltd. (Singapore)	959,286
138,110	Rolta India Ltd. (India)	713,536

		7,939,566

	Leisure Facilities 0.9%
39,940	Life Time Fitness, Inc.*	1,248,924

	Life Sciences Tools & Services 3.1%
29,868	Icon plc ADR* (Ireland)	1,142,451
35,730	Kendle International, Inc.*	1,597,489
23,335	Techne Corp.*	1,682,920

		4,422,860

	Marine 2.3%
153,705	Eagle Bulk Shipping, Inc.	2,142,648
34,500	Genco Shipping & Trading Ltd.	1,146,780

		3,289,428

	Marine Ports & Services 1.5%
192,398	CAI International, Inc.*	2,127,922

	Oil & Gas Drilling 1.3%
49,940	Atwood Oceanics, Inc.*	1,817,816

	Oil & Gas Equipment & Services 6.0%
50,575	Dril-Quip, Inc.*	2,194,449
43,530	Oil States International, Inc.*	1,538,786
20,801	OYO Geospace Corp.*	817,063
627,415	Swiber Holdings Ltd.* (Singapore)	476,792
141,065	TETRA Technologies, Inc.*	1,953,750
59,985	Willbros Group, Inc.* (Panama)	1,589,603

		8,570,443

	Oil & Gas Exploration & Production 3.2%
3,125	Approach Resources, Inc.	45,187
138,455	Brigham Exploration Co.*	1,521,620
61,820	Petrohawk Energy Corp.*	1,337,167
108,030	Rex Energy Corp.*	1,702,553

		4,606,527

	Personal Products 1.1%
38,445	Herbalife Ltd. (Cayman Islands)	1,519,346

	Publishing 1.1%
28,361	Morningstar, Inc.*	1,573,185

	Railroads 1.0%
32,010	Kansas City Southern*	1,419,963

	Semiconductor Equipment 1.8%
158,982	Tessera Technologies, Inc.*	2,597,766

SEPTEMBER 30, 2008

Shares		Value

	Semiconductors 9.9%
120,190	NetLogic Microsystems, Inc.*	$3,634,545
465,810	O2Micro International Ltd. ADR* (Cayman Islands)	1,690,890
190,490	Power Integrations, Inc.*	4,590,809
141,185	Silicon Laboratories, Inc.* †††	4,334,379

		14,250,623

	Trading Companies & Distributors 1.0%
92,595	Textainer Group Holdings Ltd. (Bermuda)	1,406,518

	Trucking 0.8%
38,260	Old Dominion Freight Line, Inc.*	1,084,288

	Total Common Stocks (cost $149,038,128)	129,202,616

	PREFERRED STOCKS 3.6%

	Biotechnology 0.3%
169,492	Nanosys, Inc., Series D Pfd.* *** †	500,001

	Health Care Equipment 0.6%
1,080,146	Zonare Medical Systems, Inc., Series E Pfd.* *** †	895,441

	Health Care Services 0.6%
516,161	Bravo Health, Inc., Series G Pfd.* *** †	851,665
108,917	TargetRX, Inc., Series D Pfd.* *** †	1,089

		852,754

	Health Care Technology 1.7%
243,902	TherOx, Inc., Series I Pfd.* *** †	1,557,119
253,064	Transoma Medical, Inc., Series B Pfd.* *** †	820,105

		2,377,224

	Internet Software & Services 0.1%
91,388	Xtera Communications, Inc., Series A-1 Pfd.* *** †	99,065

	Personal Products 0.3%
201,613	Ophthonix, Inc., Series C Pfd.* *** †	500,001

	Total Preferred Stocks (cost $4,376,400)	5,224,486

	LIMITED PARTNERSHIP INTEREST 2.7%

	Other 2.7%
	Montagu Newhall Global Partners II-B, L.P.*** †	3,194,869
	Montagu Newhall Global Partners III-B, L.P.*** †	703,298

		3,898,167

	Total Limited Partnership Interest (cost $4,044,467)	3,898,167

	WARRANTS 0.0%

	Gold 0.0%
1,497,500	Redcorp Ventures Ltd. expiring 7/10/09* (Canada)	14,099

	Health Care Equipment 0.0%
162,021	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

	Precious Metals & Minerals 0.0%
451,620	Farallon Resources Ltd. expiring 12/21/08* *** † (Canada)	—

	Total Warrants (cost $0)	14,099

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.3%

	Repurchase Agreement 6.3%
$9,201,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $6,460,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $9,391,225; repurchase proceeds: $9,201,026 ††† (cost $9,201,000)	$9,201,000

	Total Short-Term Investments (cost $9,201,000)	9,201,000

	Total Investments (cost $166,659,995) 102.5%††	147,540,368

	Liabilities less Other Assets (2.5)%	(3,536,790)

	NET ASSETS 100.0%	$144,003,578

Shares		Value

	SECURITIES SOLD SHORT

26,250	Ultimate Software Group, Inc. (proceeds $890,400)	$708,750

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 4.97%.

†††All or a portion of this security has been designated as collateral for purchase commitments, and securities sold short. Collateral is valued at $22,582,064 (see Note 10).

ADR American Depositary Receipt.

See notes to financial statements.

At September 30, 2008, Wasatch Ultra Growth Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Bermuda	1.0
Canada	1.1
Cayman Islands	2.3
China	1.4
Finland	0.3
India	6.7
Ireland	0.8
Panama	1.1
Singapore	1.1
United States	84.2

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	SEPTEMBER 30, 2008

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 97.1%

$ 3,000,000	U.S. Treasury Bond, 3.125%, 8/31/13	$3,022,968
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,417,828
11,000,000	U.S. Treasury Bond, 4.50%, 2/15/36	11,290,466
1,600,000	U.S. Treasury Bond, 4.50%, 5/15/38	1,651,750
22,000,000	U.S. Treasury Bond, 4.75%, 2/15/37	23,533,136
11,700,000	U.S. Treasury Bond, 5.25%, 11/15/28	12,962,325
6,570,000	U.S. Treasury Bond, 5.25%, 2/15/29	7,285,000
3,000,000	U.S. Treasury Bond, 5.375%, 2/15/31	3,408,984
101,000,000	U.S. Treasury Strip, principal only, 11/15/27	42,154,875
18,100,000	U.S. Treasury Strip, principal only, 2/15/36	5,562,836
19,000,000	U.S. Treasury Strip, principal only, 2/15/37	5,613,322

	Total U.S. Government Obligations (cost $111,059,196)	117,903,490

	SHORT-TERM INVESTMENTS 2.3%

	Repurchase Agreement 2.3%
2,821,000	Repurchase Agreement dated 9/30/08, 0.10% due 10/1/08 with Fixed Income Clearing Corporation collateralized by $2,195,000 of United States Treasury Bonds 7.125% due 2/15/23; value: $2,880,938; repurchase proceeds: $2,821,008 (cost $2,821,000)	2,821,000

	Total Short-Term Investments (cost $2,821,000)	2,821,000

	Total Investments (cost $113,880,196) 99.4%	120,724,490

	Other Assets less Liabilities 0.6%	695,395

	NET ASSETS 100.0%	$121,419,885

	See notes to financial statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND

Assets:
Investments, at cost
Unaffiliated issuers	$647,064,903	$47,538,619	$103,308,736	$91,039,900
Affiliated issuers*	—	—	—	—
Repurchase agreements	36,810,000	5,478,000	2,253,000	6,239,000

	$683,874,903	$53,016,619	$105,561,736	$97,278,900

Investments, at market value
Unaffiliated issuers	$610,663,911	$30,559,582	$80,313,028	$90,205,829
Affiliated issuers*	—	—	—	—
Repurchase agreements	36,810,000	5,478,000	2,253,000	6,239,000

	647,473,911	36,037,582	82,566,028	96,444,829

Cash	12,945	424	96	574
Foreign currency on deposit (cost of $65,506, $116,284, $9,794, $0, $0, $105,852, $9,556, $184,674, $42,435, and $0, respectively)	65,079	112,492	9,496	—
Receivable for investment securities sold	—	46,889	1,322	66,532
Receivable from broker for securities sold short	—	—	3,533	—
Capital shares receivable	107,151	82,717	1,161	3,068
Interest and dividends receivable	1,374,894	54,476	10,606	126,051
Receivable from Investment Advisor	—	28,517	—	2,099
Prepaid expenses and other assets	44,796	20,358	19,828	16,900
Unrealized appreciation on foreign currency contracts	113	—	—	—

Total Assets	649,078,889	36,383,455	82,612,070	96,660,053

Liabilities:
Bank overdraft of foreign currency (cost of $0, $0, $0, $0, $0, $0, $0, $0, $0, and $4,868, respectively)	—	—	—	—
Line of credit payable	—	—	—	—
Payable for securities purchased	1,810,893	—	—	1,021,039
Capital shares payable	600,486	76,120	207,789	84,025
Accrued investment advisory fees	585,734	53,856	123,270	59,259
Accrued expenses and other liabilities	312,668	76,979	116,976	81,693
Unrealized depreciation on foreign currency contracts	—	264	16	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—

Total Liabilities	3,309,781	207,219	448,051	1,246,016

Net Assets	$645,769,108	$36,176,236	$82,164,019	$95,414,037

Net Assets Consist of:
Capital stock	$244,757	$292,559	$79,717	$105,997
Paid-in capital in excess of par	689,019,059	57,320,044	112,203,957	96,218,075
Undistributed net investment income (loss)	1,509,194	29,714	(656,537)	164,107
Undistributed net realized loss on investments and foreign currency translations	(8,602,478)	(4,482,499)	(6,467,041)	(240,070)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(36,401,424)	(16,983,582)	(22,996,077)	(834,072)

Net Assets	$645,769,108	$36,176,236	$82,164,019	$95,414,037

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	24,475,730	29,255,870	7,971,732	10,599,657

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$26.38	$1.24	$10.31	$9.00

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

SEPTEMBER 30, 2008

HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND

$3,908,492	$229,378,236	$56,285,363	$377,778,610	$93,515,076	$655,693,293
—	—	—	6,458,426	—	—
531,000	—	13,924,000	16,850,000	16,791,000	42,161,000

$4,439,492	$229,378,236	$70,209,363	$401,087,036	$110,306,076	$697,854,293

$3,489,756	$192,361,286	$43,447,045	$336,368,985	$82,164,421	$681,297,710
—	—	—	3,585,059	—	—
531,000	—	13,924,000	16,850,000	16,791,000	42,161,000

4,020,756	192,361,286	57,371,045	356,804,044	98,955,421	723,458,710

39	577	659	384,758	70,903	444

—	102,785	9,393	174,591	41,018	—
—	2,981,066	97,632	5,873,541	149,721	16,193,333
3	—	2,922	821	206,730	—
15,539	26,254	44,945	4,083	70,420	242,490
4,900	539,621	93,967	126,743	23,992	569,066
8,465	—	19,831	—	22,308	—
12,967	29,727	16,079	28,884	22,961	43,291
—	54,567	—	—	124	104,949

4,062,669	196,095,883	57,656,473	363,397,465	99,563,598	740,612,283

—	—	—	—	—	8,416
—	499,000	—	—	—	—
235,804	—	1,735,058	2,681,971	1,060,760	2,997,105
—	351,167	33,813	556,519	263,671	1,082,970
2,296	270,758	93,066	634,097	175,375	648,374
32,403	195,039	70,520	130,952	88,790	329,212
—	—	33,505	413	—	—

—	—	—	—	63,458	—

270,503	1,315,964	1,965,962	4,003,952	1,652,054	5,066,077

$3,792,166	$194,779,919	$55,690,511	$359,393,513	$97,911,544	$735,546,206

$4,636	$164,601	$348,003	$867,640	$543,553	$277,582
4,646,582	263,529,010	72,765,630	420,222,613	120,313,200	714,542,186
33,894	(6,497,413)	(1,759,002)	(332,765)	(153,784)	(205,808)

(474,209)	(25,390,296)	(2,816,230)	(17,067,380)	(11,374,482)	(4,667,870)

(418,737)	(37,025,983)	(12,847,890)	(44,296,595)	(11,416,943)	25,600,116

$3,792,166	$194,779,919	$55,690,511	$359,393,513	$97,911,544	$735,546,206

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
463,585	16,460,059	34,800,328	86,764,032	54,355,253	27,758,209

$8.18	$11.83	$1.60	$4.14	$1.80	$26.50

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	SEPTEMBER 30, 2008

	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$377,406,535	$25,467,111	$157,458,995	$111,059,196
Affiliated issuers*	7,955,159	—	—	—
Repurchase agreements	7,721,000	1,257,000	9,201,000	2,821,000

	$393,082,694	$26,724,111	$166,659,995	$113,880,196

Investments, at market value
Unaffiliated issuers	$317,836,415	$20,570,332	$138,339,368	$117,903,490
Affiliated issuers*	2,948,213	—	—	—
Repurchase agreements	7,721,000	1,257,000	9,201,000	2,821,000

	328,505,628	21,827,332	147,540,368	120,724,490
Cash	283,197	—	246	—
Foreign currency on deposit (cost of $24,765, $1, $159,370, and $0, respectively)	24,604	1	155,086	—
Receivable for investment securities sold	9,547,713	217,585	259,012	—
Receivable from broker for securities sold short	—	645,390	813,598	—
Capital shares receivable	34,944	—	34,885	508,512
Interest and dividends receivable	256,578	154,426	14,376	536,399
Prepaid expenses and other assets	33,791	8,324	18,018	17,896
Unrealized appreciation on foreign currency contracts	108	118	—	—

Total Assets	338,686,563	22,853,176	148,835,589	121,787,297

Liabilities:
Securities sold short, at value (proceeds of $0, $677,692, $890,400, and $0, respectively)	—	663,322	708,750	—
Bank overdraft	—	5,140	—	129,401
Payable for securities purchased	203,100	225,523	3,671,108	—
Capital shares payable	918,847	16,391	185,041	123,735
Accrued investment advisory fees	461,653	14,093	161,890	49,966
Accrued expenses and other liabilities	188,815	39,527	103,740	64,310
Unrealized depreciation on foreign currency contracts	—	—	1,482	—

Total Liabilities	1,772,415	963,996	4,832,011	367,412

Net Assets	$336,914,148	$21,889,180	$144,003,578	$121,419,885

Net Assets Consist of:
Capital stock	$1,196,323	$28,722	$91,387	$81,224
Paid-in capital in excess of par	440,948,108	28,887,106	166,620,215	119,095,930
Undistributed net investment income (loss)	(574,907)	84,045	(19,428)	53
Undistributed net realized loss on investments and foreign currency translations	(40,076,374)	(2,226,519)	(3,744,853)	(4,601,615)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(64,579,002)	(4,884,174)	(18,943,743)	6,844,293

Net Assets	$336,914,148	$21,889,180	$144,003,578	$121,419,885

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	119,632,266	2,872,154	9,138,678	8,122,428

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$2.82	$7.62	$15.76	$14.95

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations	FOR THE YEAR ENDED SEPTEMBER 30, 2008

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND

Investment Income:
Interest	$312,914	$131,603	$117,228	$71,502
Dividends[1]
Unaffiliated issuers	15,825,018	966,671	890,385	1,882,577
Affiliated issuers*	—	—	—	—

Total investment income	16,137,932	1,098,274	1,007,613	1,954,079

Expenses:
Investment advisory fees	9,358,442	809,003	2,240,531	980,213
Shareholder servicing fees	868,830	107,698	281,273	215,946
Fund administration fees	274,666	13,568	43,788	41,055
Fund accounting fees	146,948	29,093	40,046	32,166
Reports to shareholders	100,269	43,532	45,518	21,227
Custody fees	232,023	147,849	122,511	39,052
Federal and state registration fees	31,522	38,632	23,202	17,429
Legal fees	61,472	3,073	11,267	9,010
Directors’ fees	52,830	1,651	8,189	8,479
Audit fees	23,283	29,990	23,283	23,284
Interest	42,368	446	5,742	5,703
Other	89,151	9,270	15,799	23,059

Total expenses before reimbursement	11,281,804	1,233,805	2,861,149	1,416,623
Reimbursement of expenses by Advisor	—	(262,554)	—	(80,630)

Net Expenses	11,281,804	971,251	2,861,149	1,335,993

Net Investment Income (Loss)	4,856,128	127,023	(1,853,536)	618,086

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	12,903,463	(4,510,609)	(3,438,302)	2,923,875
Affiliated issuers*	—	—	—	—
Net realized gain on options written	65,169	—	35,850	187,516
Realized foreign capital gains taxes	—	—	(87,191)	—
Change in unrealized depreciation on investments and foreign currency translations	(267,260,766)	(16,983,582)	(60,039,104)	(36,207,407)

Net loss on investments	(254,292,134)	(21,494,191)	(63,528,747)	(33,096,016)

Net Decrease in Net Assets Resulting from Operations	$(249,436,006)	$(21,367,168)	$(65,382,283)	$(32,477,930)

[1]	Net of $304,991, $91,570, $26,813, and $28,256 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations (continued)

	HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

Investment Income:
Interest	$16,988	$224,187	$123,678	$298,918
Dividends[1]
Unaffiliated issuers	75,509	6,271,084	945,368	4,055,475
Affiliated issuers*	—	—	—	52,776

Total investment income	92,497	6,495,271	1,069,046	4,407,169

Expenses:
Investment advisory fees	28,687	5,812,423	992,629	9,714,834
Shareholder servicing fees	20,404	402,862	80,113	276,542
Fund administration fees	1,206	113,534	14,562	142,496
Fund accounting fees	9,620	87,510	39,128	89,744
Reports to shareholders	22,787	53,306	4,999	35,163
Custody fees	10,992	429,679	95,731	104,963
Federal and state registration fees	33,040	37,057	17,510	19,655
Legal fees	101	28,912	3,182	32,192
Directors’ fees	31	22,221	2,391	26,575
Audit fees	24,414	23,283	23,283	23,283
Dividends on securities sold short	—	—	—	—
Interest	56	26,786	503	5,229
Other	8,277	36,340	9,193	44,438

Total expenses before reimbursement	159,615	7,073,913	1,283,224	10,515,114
Reimbursement of expenses by Advisor	(120,626)	—	(166,014)	—

Net Expenses	38,989	7,073,913	1,117,210	10,515,114

Net Investment Income (Loss)	53,508	(578,642)	(48,164)	(6,107,945)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	(776,364)	(6,309,108)	(761,977)	8,712,944
Affiliated issuers*	—	—	—	(4,061,561)
Net realized gain on options written	316,005	—	21,037	—
Net realized gain (loss) on short positions	(986)	—	112,630	—
Realized foreign capital gains taxes	—	(502,129)	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(461,738)	(185,431,901)	(29,949,193)	(173,381,475)

Net gain (loss) on investments	(923,083)	(192,243,138)	(30,577,503)	(168,730,092)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(869,575)	$(192,821,780)	$(30,625,667)	$(174,838,037)

[1]	Net of $4,744, $427,687, $47,904, $144,374, $30,983, $139,644, $52,668, $6,595, $0, and $0 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2008

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$218,654	$334,154	$200,863	$104,322	$147,625	$5,490,922

945,396	6,474,155	8,610,106	1,326,307	1,106,223	—
—	—	111,393	—	—	—

1,164,050	6,808,309	8,922,362	1,430,629	1,253,848	5,490,922

2,234,480	9,170,234	7,018,944	144,363	2,637,128	597,531
143,407	989,793	546,713	42,501	294,461	141,943
32,812	269,218	137,241	6,060	61,886	35,205
38,272	147,192	81,023	16,229	45,283	20,044
18,896	166,127	91,695	16,559	34,430	13,357
84,982	108,521	115,284	22,767	41,699	2,730
21,430	32,242	28,124	14,822	21,864	30,100
6,958	57,878	30,082	1,251	13,928	6,618
5,318	48,888	26,751	995	11,749	6,196
23,284	23,283	23,283	23,283	23,283	23,284
—	—	20,691	4,615	—	—
1,299	52,524	60,926	773	12,249	—
17,204	71,982	47,248	7,618	26,917	10,529

2,628,342	11,137,882	8,228,005	301,836	3,224,877	887,537
(113,253)	—	—	(100,526)	—	—

2,515,089	11,137,882	8,228,005	201,310	3,224,877	887,537

(1,351,039)	(4,329,573)	694,357	1,229,319	(1,971,029)	4,603,385

(12,384,948)	10,759,204	(26,463,524)	(3,227,582)	5,945,886	2,091,586
378,561	—	—	—	—	—
2,052,817	—	1,264,596	387,076	274,600	—
605,545	(847,296)	862,688	1,439,965	(414,078)	—
—	—	—	—	—	—

(29,171,790)	(265,175,462)	(116,642,157)	(4,016,554)	(87,629,925)	6,237,874

(38,519,815)	(255,263,554)	(140,978,397)	(5,417,095)	(81,823,517)	8,329,460

$(39,870,854)	$(259,593,127)	$(140,284,040)	$(4,187,776)	$(83,794,546)	$12,932,845

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING MARKETS SMALL CAP FUND
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008

Operations:
Net investment income (loss)	$4,856,128	$(1,181,379)	$127,023
Net realized gain (loss) on investments and foreign currency translations	12,903,463	224,229,226	(4,510,609)
Net realized gain on options written	65,169	—	—
Net realized loss on short positions	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(267,260,766)	(42,206,156)	(16,983,582)

Net increase (decrease) in net assets resulting from operations	(249,436,006)	180,841,691	(21,367,168)

Dividends paid from:
Net investment income	—	(4,207,921)	(99,236)
Net realized gains	(205,306,297)	(110,525,247)	—

	(205,306,297)	(114,733,168)	(99,236)

Capital share transactions:
Shares sold	75,441,442	117,646,419	75,870,364
Shares issued to holders in reinvestment of dividends	196,357,419	110,575,393	97,575
Shares redeemed	(421,955,118)	(424,777,597)	(18,336,592)
Redemption fees	49,702	38,660	11,293

Net increase (decrease)	(150,106,555)	(196,517,125)	57,642,640

Total increase (decrease) in net assets	(604,848,858)	(130,408,602)	36,176,236

Net assets:
Beginning of period	1,250,617,966	1,381,026,568	—

End of period	$645,769,108	$1,250,617,966	$36,176,236

Undistributed net investment income (loss) included in net assets at end of period	$—	$(869,706)	$—

Capital share transactions — shares:
Shares sold	2,304,714	2,744,829	40,105,645
Shares issued to holders in reinvestment of dividends	5,657,085	2,761,623	50,039
Shares redeemed	(12,581,815)	(10,027,035)	(10,899,814)

Net increase (decrease) in shares outstanding	(4,620,016)	(4,520,583)	29,255,870

See notes to financial statements.

SEPTEMBER 30, 2008

GLOBAL SCIENCE & TECHNOLOGY FUND		HERITAGE GROWTH FUND		HERITAGE VALUE FUND
Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

$(1,853,536)	$(1,439,039)	$618,086	$(149,563)	$53,508	$2,146

(3,525,493)	18,704,032	2,923,875	13,060,221	(776,364)	249
35,850	66,092	187,516	160,696	316,005	—
—	—	—	—	(986)	—

(60,039,104)	24,259,423	(36,207,407)	17,972,838	(461,738)	43,001

(65,382,283)	41,590,508	(32,477,930)	31,044,192	(869,575)	45,396

—	—	—	(23,660)	(40,797)	—
(17,434,195)	(5,210,791)	(14,407,067)	(7,225,236)	(15,127)	—

(17,434,195)	(5,210,791)	(14,407,067)	(7,248,896)	(55,924)	—

35,585,007	79,536,256	7,026,838	27,445,666	3,275,032	2,407,615
16,802,106	4,944,636	14,080,421	6,995,484	55,698	—
(91,579,559)	(43,106,438)	(87,728,948)	(93,704,397)	(1,046,240)	(21,048)
30,453	29,507	2,612	5,710	791	421

(39,161,993)	41,403,961	(66,619,077)	(59,257,537)	2,285,281	2,386,988

(121,978,471)	77,783,678	(113,504,074)	(35,462,241)	1,359,782	2,432,384

204,142,490	126,358,812	208,918,111	244,380,352	2,432,384	—

$82,164,019	$204,142,490	$95,414,037	$208,918,111	$3,792,166	$2,432,384

$(316,339)	$(561,209)	$164,107	$(28,414)	$(2,761)	$23,446

2,381,520	4,944,939	643,479	2,286,187	334,711	239,802
1,098,177	334,097	1,267,365	596,884	5,678	—
(7,049,819)	(2,780,070)	(7,926,581)	(7,712,736)	(114,532)	(2,074)

(3,570,122)	2,498,966	(6,015,737)	(4,829,665)	225,857	237,728

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Operations:
Net investment income (loss)	$(578,642)	$504,380	$(48,164)	$(86,961)
Net realized gain (loss) on investments and foreign currency translations	(6,811,237)	57,993,622	(761,977)	6,802,947
Net realized gain on options written	—	—	21,037	—
Net realized gain (loss) on short positions	—	—	112,630	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(185,431,901)	68,306,187	(29,949,193)	9,327,438

Net increase (decrease) in net assets resulting from operations	(192,821,780)	126,804,189	(30,625,667)	16,043,424

Dividends paid from:
Net investment income	(14,999,689)	—	(2,089,316)	(62,484)
Net realized gains	(53,899,506)	(69,456,586)	(8,029,593)	(2,442,244)

	(68,899,195)	(69,456,586)	(10,118,909)	(2,504,728)

Capital share transactions:
Shares sold	56,044,771	123,708,001	41,682,055	6,367,976
Shares issued to holders in reinvestment of dividends	67,297,473	67,578,664	9,911,885	2,448,543
Shares redeemed	(201,780,070)	(96,891,205)	(11,598,986)	(2,761,827)
Redemption fees	36,035	24,983	6,956	1,247

Net increase (decrease)	(78,401,791)	94,420,443	40,001,910	6,055,939

Total increase (decrease) in net assets	(340,122,766)	151,768,046	(742,666)	19,594,635

Net assets:
Beginning of period	534,902,685	383,134,639	56,433,177	36,838,542

End of period	$194,779,919	$534,902,685	$55,690,511	$56,433,177

Undistributed net investment income (loss) included in net assets at end of period	$(187,003)	$(788,351)	$(517,057)	$324,678

Capital share transactions — shares:
Shares sold	2,743,933	5,358,055	21,166,986	1,935,461
Shares issued to holders in reinvestment of dividends	3,356,483	3,306,197	3,604,322	830,015
Shares redeemed	(11,547,140)	(4,305,020)	(5,453,107)	(857,324)

Net increase (decrease) in shares outstanding	(5,446,724)	4,359,232	19,318,201	1,908,152

See notes to financial statements.

SEPTEMBER 30, 2008

MICRO CAP FUND		MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND
Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

$(6,107,945)	$(7,863,539)	$(1,351,039)	$(1,182,923)	$(4,329,573)	$(6,221,093)

4,651,383	100,522,049	(12,006,387)	18,003,142	10,759,204	141,862,791
—	162,745	2,052,817	950,991	—	—
—	—	605,545	(104,027)	(847,296)	(694,035)

(173,381,475)	13,434,587	(29,171,790)	4,331,292	(265,175,462)	54,045,856

(174,838,037)	106,255,842	(39,870,854)	21,998,475	(259,593,127)	188,993,519

—	—	—	—	—	—
(98,389,979)	(67,720,917)	(16,429,060)	(18,395,781)	(120,648,854)	(92,697,704)

(98,389,979)	(67,720,917)	(16,429,060)	(18,395,781)	(120,648,854)	(92,697,704)

16,149,674	15,698,971	46,417,131	12,406,622	154,963,117	130,032,208
94,126,664	65,068,973	16,104,543	18,013,951	117,697,647	90,344,199
(109,078,570)	(71,789,168)	(28,353,838)	(9,491,736)	(232,359,422)	(476,277,049)
6,533	2,432	4,193	178	53,796	59,777

1,204,301	8,981,208	34,172,029	20,929,015	40,355,138	(255,840,865)

(272,023,715)	47,516,133	(22,127,885)	24,531,709	(339,886,843)	(159,545,050)

631,417,228	583,901,095	120,039,429	95,507,720	1,075,433,049	1,234,978,099

$359,393,513	$631,417,228	$97,911,544	$120,039,429	$735,546,206	$1,075,433,049

$(96,244)	$(484,240)	$(70,806)	$(121,769)	$(205,808)	$8,751

3,153,341	2,240,904	20,583,227	4,359,135	4,910,006	3,396,315
16,778,372	9,799,544	6,493,767	6,647,215	3,294,085	2,431,876
(20,943,978)	(10,257,044)	(12,980,831)	(3,313,686)	(7,263,863)	(12,399,974)

(1,012,265)	1,783,404	14,096,163	7,692,664	940,228	(6,571,783)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Operations:
Net investment income (loss)	$694,357	$1,285,182	$1,229,319	$974,264
Net realized gain (loss) on investments and foreign currency translations	(26,463,524)	155,779,277	(3,227,582)	52,706
Net realized gain on options written	1,264,596	1,078,508	387,076	24,907
Net realized gain (loss) on short positions	862,688	—	1,439,965	1,290,734
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(116,642,157)	(74,483,105)	(4,016,554)	(1,281,957)

Net increase (decrease) in net assets resulting from operations	(140,284,040)	83,659,862	(4,187,776)	1,060,654

Dividends paid from:
Net investment income	(1,304,069)	(4,575,097)	(1,057,146)	(903,928)
Net realized gains	(141,790,472)	(84,556,633)	(2,217,011)	(54,564)

	(143,094,541)	(89,131,730)	(3,274,157)	(958,492)

Capital share transactions:
Shares sold	66,338,622	91,496,417	11,271,913	21,723,688
Shares issued to holders in reinvestment of dividends	137,074,565	86,009,646	3,204,301	924,221
Shares redeemed	(243,774,324)	(176,041,666)	(8,749,445)	(11,873,932)
Redemption fees	16,798	19,685	3,128	13,045

Net increase (decrease)	(40,344,339)	1,484,082	5,729,897	10,787,022

Total increase (decrease) in net assets	(323,722,920)	(3,987,786)	(1,732,036)	10,889,184

Net assets:
Beginning of period	660,637,068	664,624,854	23,621,216	12,732,032

End of period	$336,914,148	$660,637,068	$21,889,180	$23,621,216

Undistributed net investment income (loss) included in net assets at end of period	$(61,217)	$333,131	$(7,265)	$85,088

Capital share transactions — shares:
Shares sold	18,735,565	17,057,164	1,304,234	1,898,641
Shares issued to holders in reinvestment of dividends	38,504,091	17,133,396	347,534	81,799
Shares redeemed	(64,253,288)	(33,076,044)	(926,251)	(1,048,448)

Net increase (decrease) in shares outstanding	(7,013,632)	1,114,516	725,517	931,992

See notes to financial statements.

SEPTEMBER 30, 2008

ULTRA GROWTH FUND		U.S. TREASURY FUND
Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

$(1,971,029)	$(3,175,443)	$4,603,385	$7,950,767

5,945,886	28,644,421	2,091,586	(899,982)
274,600	18,525	—	—
(414,078)	(119,136)	—	—

(87,629,925)	35,146,031	6,237,874	(3,610,027)

(83,794,546)	60,514,398	12,932,845	3,440,758

—	—	(4,603,049)	(7,951,409)
(32,302,048)	(21,145,437)	—	—

(32,302,048)	(21,145,437)	(4,603,049)	(7,951,409)

23,567,676	20,390,670	78,165,995	57,301,220
31,508,337	20,567,611	4,167,049	7,407,666
(63,614,008)	(118,109,285)	(85,104,785)	(149,451,060)
5,057	8,878	73,908	46,441

(8,532,938)	(77,142,126)	(2,697,833)	(84,695,733)

(124,629,532)	(37,773,165)	5,631,963	(89,206,384)

268,633,110	306,406,275	115,787,922	204,994,306

$144,003,578	$268,633,110	$121,419,885	$115,787,922

$(19,428)	$(759)	$53	$(283)

1,068,307	809,631	5,302,453	4,157,573
1,297,708	848,849	282,613	539,219
(2,896,081)	(4,710,330)	(5,828,618)	(10,853,212)

(530,066)	(3,051,850)	(243,552)	(6,156,420)

WASATCH FUNDS — Financial Highlights

CORE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$42.98	$41.08	$43.92	$38.49		$33.54

Income (loss) from investment operations:
Net investment income (loss)	0.19	(0.05)	0.17	0.56		0.13
Net realized and unrealized gains (losses) on investments	(8.98)	5.65	0.90	6.41		4.84
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(8.79)	5.60	1.07	6.97		4.97

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	—	(0.14)	(0.63)	(0.22)		(0.02)
Distributions from net realized gains	(7.81)	(3.56)	(3.28)	(1.32)		—

Total distributions	(7.81)	(3.70)	(3.91)	(1.54)		(0.02)

Net asset value, end of period	$26.38	$42.98	$41.08	$43.92		$38.49

Total return	(24.82)%	14.28%	2.46%	18.58%	[2]	14.80%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$645,769	$1,250,618	$1,381,027	$1,704,690		$1,496,969
Ratio of expenses to average net assets	1.21%	1.18%	1.17%	1.20%		1.21%
Ratio of net investment income (loss) to average net assets	0.52%	(0.09)%	0.38%	1.30%		0.34%
Portfolio turnover rate	44%	54%	42%	42%		47%

[1]	Represents amounts less than $.005 per share.
[2]

In 2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Fund’s cross-trading policies. Excluding this item, the total return would have been 18.55%.

See notes to financial statements.

EMERGING MARKETS SMALL CAP FUND	Year Ended September 30 2008
(for a share outstanding throughout each period)

Net asset value, beginning of period	$2.00

Income (loss) from investment operations:
Net realized and unrealized losses on investments	(0.76)

Total from investment operations	(0.76)

Redemption fees (see Note 2)	—	[1]

Less distributions:
Dividends from net investment income	—	[1]

Total Distributions	—	[1]

Net asset value, end of period	$1.24

Total return	(37.88)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$36,176
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.10%
Before waivers and reimbursements	2.67%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.27%
Before waivers and reimbursements	(0.29)%
Portfolio turnover rate	38%

SEPTEMBER 30, 2008

GLOBAL SCIENCE & TECHNOLOGY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$17.69	$13.97	$12.98	$10.15		$10.73

Income (loss) from investment operations:
Net investment loss	(0.25)	(0.12)	(0.14)	(0.16)		(0.18)
Net realized and unrealized gains (losses) on investments	(5.65)	4.43	1.40	2.99		(0.41)
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(5.90)	4.31	1.26	2.83		(0.59)

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	0.01

Less distributions:
Distributions from net realized gains	(1.48)	(0.59)	(0.27)	—		—

Total distributions	(1.48)	(0.59)	(0.27)	—		—

Net asset value, end of period	$10.31	$17.69	$13.97	$12.98		$10.15

Total return	(36.07)%	31.63%	9.81%	27.88%	[5]	(5.49)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$82,164	$204,142	$126,359	$89,353		$69,301
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.92%	1.85%	1.94%	1.95%		1.95%
Before waivers and reimbursements	1.92%	1.85%	1.94%	1.97%		1.97%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.24)%	(0.97)%	(1.15)%	(1.52)%		(1.66)%
Before waivers and reimbursements	(1.24)%	(0.97)%	(1.15)%	(1.54)%		(1.68)%
Portfolio turnover rate	89%	78%	58%	80%		55%

HERITAGE GROWTH FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004[2]

Net asset value, beginning of period	$12.57	$11.40	$11.43	$9.86		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.01)	— [1]	0.02		—	[1]
Net realized and unrealized gains (losses) on investments	(2.57)	1.53	0.28	1.55		(0.14)
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(2.51)	1.52	0.28	1.57		(0.14)

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	—	— [1]	(0.01)	—		—
Distributions from net realized gains	(1.06)	(0.35)	(0.30)	—	[1]	—

Total distributions	(1.06)	(0.35)	(0.31)	—	[1]	—

Net asset value, end of period	$9.00	$12.57	$11.40	$11.43		$9.86

Total return[3]	(21.54)%	13.59%	2.46%	15.95%	[5]	(1.40)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$95,414	$208,918	$244,380	$304,670		$128,136
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%	0.95%	0.95%		0.95%
Before waivers and reimbursements[4]	1.01%	0.95%	0.95%	0.99%		1.26%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	0.44%	(0.06)%	0.01%	0.17%		(0.01)%
Before waivers and reimbursements[4]	0.38%	(0.06)%	0.01%	0.13%		(0.32)%
Portfolio turnover rate[3]	48%	56%	54%	36%		5%

[1]	Represents amounts less than $.005 per share.

[2]	Fund inception date was June 18, 2004.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

HERITAGE VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007[1]

Net asset value, beginning of period	$10.23	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.01
Net realized and unrealized gains (losses) on investments	(1.99)	0.22

Total from investment operations	(1.91)	0.23

Redemption fees (see Note 2)	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.10)	—
Distributions from net realized gains	(0.04)	—

Total distributions	(0.14)	—

Net asset value, end of period	$8.18	$10.23

Total return	(19.42)%	2.40%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$3,792	$2,432
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%
Before waivers and reimbursements[4]	3.89%	24.78%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	1.31%	1.49%
Before waivers and reimbursements[4]	(1.63)%	(22.34)%
Portfolio turnover rate[3]	246%	0%

INTERNATIONAL GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007		2006		2005	2004

Net asset value, beginning of period	$24.42	$21.83		$18.50		$14.71	$12.06

Income (loss) from investment operations:
Net investment income (loss)	(0.28)	0.03		(0.09)		(0.10)	(0.11)
Net realized and unrealized gains (losses) on investments	(9.19)	6.61		3.42		3.91	2.76
Net increase from payment by affiliate	—	—		—		0.01	—

Total from investment operations	(9.47)	6.64		3.33		3.82	2.65

Redemption fees (see Note 2)	— [2]	—	[2]	—	[2]	— [2]	— [2]

Less distributions:
Dividends from net investment income	(0.68)	—		—		—	—
Distributions from net realized gains	(2.44)	(4.05)		—	[2]	(0.03)	—

Total distributions	(3.12)	(4.05)		—	[2]	(0.03)	—

Net asset value, end of period	$11.83	$24.42		$21.83		$18.50	$14.71

Total return	(44.01)%	34.02%		18.00%	[6]	26.02% [5]	21.97%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$194,780	$534,903		$383,135		$338,792	$196,990
Ratio of expenses to average net assets	1.83%	1.76%		1.78%		1.84%	1.92%
Ratio of net investment income (loss) to average net assets	(0.15)%	0.11%		(0.42)%		(0.64)%	(1.06)%
Portfolio turnover rate	44%	60%		64%		32%	31%
[1]	Fund inception date was August 30, 2007.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]

In 2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[6]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

See notes to financial statements.

SEPTEMBER 30, 2008

INTERNATIONAL OPPORTUNITIES FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005[1]

Net asset value, beginning of period	$3.65	$2.71	$2.19	$2.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	(0.01)	(0.01)	—	[2]
Net realized and unrealized gains (losses) on investments	(1.45)	1.13	0.53	0.19

Total from investment operations	(1.38)	1.12	0.52	0.19

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.14)	— [2]	—	—
Distributions from net realized gains	(0.53)	(0.18)	—	—

Total distributions	(0.67)	(0.18)	—	—

Net asset value, end of period	$1.60	$3.65	$2.71	$2.19

Total return	(45.33)%	42.73%	23.74%	9.50%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$55,691	$56,433	$36,839	$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.25%	2.25%	2.25%	2.25%
Before waivers and reimbursements[4]	2.59%	2.51%	2.62%	3.09%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(0.09)%	(0.18)%	(0.29)%	(0.21)%
Before waivers and reimbursements[4]	(0.43)%	(0.44)%	(0.66)%	(1.05)%
Portfolio turnover rate[3]	63%	54%	43%	12%

MICRO CAP FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$7.19	$6.79	$7.58	$7.05		$6.98

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.09)	(0.10)	(0.11)		(0.15)
Net realized and unrealized gains (losses) on investments	(1.81)	1.29	0.65	1.70		0.81
Net increase from payment by affiliate	—	—	—	—	[2]	—

Total from investment operations	(1.88)	1.20	0.55	1.59		0.66

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	—	[2]	— [2]

Less distributions:
Distributions from net realized gains	(1.17)	(0.80)	(1.34)	(1.06)		(0.59)

Total distributions	(1.17)	(0.80)	(1.34)	(1.06)		(0.59)

Net asset value, end of period	$4.14	$7.19	$6.79	$7.58		$7.05

Total return	(30.46)%	18.72%	8.51%	26.42%	[5]	9.96%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$359,394	$631,417	$583,901	$579,244		$518,291
Ratio of expenses to average net assets	2.16%	2.14%	2.14%	2.18%		2.19%
Ratio of net investment loss to average net assets	(1.26)%	(1.25)%	(1.39)%	(1.58)%		(1.95)%
Portfolio turnover rate	54%	48%	46%	50%		56%
[1]	Fund inception date was January 27, 2005.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

MICRO CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$2.98	$2.93	$2.72	$2.57		$2.09

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.03)	(0.03)	(0.04)		(0.05)
Net realized and unrealized gains (losses) on investments	(0.75)	0.64	0.50	0.49		0.53
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(0.77)	0.61	0.47	0.45		0.48

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized gains	(0.41)	(0.56)	(0.26)	(0.30)		—	[1]

Total distributions	(0.41)	(0.56)	(0.26)	(0.30)		—

Net asset value, end of period	$1.80	$2.98	$2.93	$2.72		$2.57

Total return	(29.67)%	22.84%	18.89%	19.87%	[3]	23.06%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$97,912	$120,039	$95,508	$86,903		$84,835
Ratio of expenses to average net assets:
Net of waivers and reimbursements2 4	2.25%	2.25%	2.25%	2.25%		2.27%
Before waivers and reimbursements[2]	2.35%	2.30%	2.33%	2.36%		2.38%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[2]	(1.21)%	(1.06)%	(0.99)%	(1.41)%		(1.76)%
Before waivers and reimbursements[2]	(1.31)%	(1.11)%	(1.07)%	(1.52)%		(1.87)%
Portfolio turnover rate	144%	105%	95%	85%		101%

SMALL CAP GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$40.10	$36.99	$41.23	$34.94		$32.43

Income (loss) from investment operations:
Net investment loss	(0.16)	(0.25)	(0.26)	(0.25)		(0.33)
Net realized and unrealized gains (losses) on investments	(8.85)	6.28	0.84	7.32		3.01
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(9.01)	6.03	0.58	7.07		2.68

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized gains	(4.59)	(2.92)	(4.82)	(0.78)		(0.17)

Total distributions	(4.59)	(2.92)	(4.82)	(0.78)		(0.17)

Net asset value, end of period	$26.50	$40.10	$36.99	$41.23		$34.94

Total return	(25.42)%	16.94%	1.40%	20.73%	[5]	8.27%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$735,546	$1,075,433	$1,234,978	$1,357,862		$1,191,702
Ratio of expenses to average net assets:
Net of waivers and reimbursements2 6	1.21%	1.19%	1.18%	1.18%		1.20%
Before waivers and reimbursements[2]	1.21%	1.19%	1.18%	1.18%		1.20%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[2]	(0.47)%	(0.52)%	(0.64)%	(0.62)%		(0.91)%
Before waivers and reimbursements[2]	(0.47)%	(0.52)%	(0.64)%	(0.62)%		(0.91)%
Portfolio turnover rate	51%	43%	41%	36%		41%

[1]Represents	amounts less than $.005 per share.

[2]	Annualized.

3In	2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.
[4]

On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

[5]

In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than 0.01%

[6]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

SEPTEMBER 30, 2008

SMALL CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$5.22	$5.29	$5.67	$5.54		$4.62

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.05	0.05		(0.01)
Net realized and unrealized gains (losses) on investments	(1.11)	0.67	0.36	0.86		0.93
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(1.10)	0.68	0.41	0.91		0.92

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.07)	—		—
Distributions from net realized gains	(1.29)	(0.71)	(0.72)	(0.78)		—	[1]

Total distributions	(1.30)	(0.75)	(0.79)	(0.78)		—

Net asset value, end of period	$2.82	$5.22	$5.29	$5.67		$5.54

Total return	(26.26)%	13.32%	7.88%	19.47%	[5]	19.73%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$336,914	$660,637	$664,625	$734,842		$734,266
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	1.76%	1.69%	1.68%	1.72%		1.73%
Before waivers and reimbursements[3]	1.76%	1.69%	1.68%	1.72%		1.73%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[3]	0.15%	0.18%	0.81%	0.94%		(0.26)%
Before waivers and reimbursements[3]	0.15%	0.18%	0.81%	0.94%		(0.26)%
Portfolio turnover rate	78%	84%	40%	43%		56%

STRATEGIC INCOME FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006[4]

Net asset value, beginning of period	$11.00	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.55	0.48	0.31
Net realized and unrealized gains (losses) on investments	(2.29)	0.54	0.44

Total from investment operations	(1.74)	1.02	0.75

Redemption fees (see Note 2)	— [1]	0.01	— [1]

Less distributions:
Dividends from net investment income	(0.50)	(0.47)	(0.27)
Distributions from net realized gains	(1.14)	(0.04)	—

Total distributions	(1.64)	(0.51)	(0.27)

Net asset value, end of period	$7.62	$11.00	$10.48

Total return	(18.17)%	9.77%	7.58% [2]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$21,889	$23,621	$12,732
Ratio of expenses to average net assets (including dividend payments for securities sold short):
Net of waivers and reimbursements[3]	0.97%	1.05%	0.95%
Before waivers and reimbursements[3]	1.46%	1.57%	2.66%
Ratio of expenses to average net assets (excluding dividend payments for securities sold short):
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	0.95%	0.95%	0.95%
Before waivers and reimbursements[3]	1.44%	1.47%	2.66%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[3]	5.96%	4.14%	5.40%
Before waivers and reimbursements[3]	5.47%	3.62%	3.69%
Portfolio turnover rate[2]	81%	86%	14%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]	Fund inception date was February 1, 2006.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)	SEPTEMBER 30, 2008

ULTRA GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.78	$24.09	$27.98	$24.07	$25.43

Income (loss) from investment operations:
Net investment loss	(0.22)	(0.33)	(0.34)	(0.38)	(0.42)
Net realized and unrealized gains (losses) on investments	(8.28)	5.80	0.23	5.26	(0.68)
Net increase from payment by affiliate	—	—	— [1]	— [1]	—

Total from investment operations	(8.50)	5.47	(0.11)	4.88	(1.10)

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	(3.52)	(1.78)	(3.78)	(0.97)	(0.26)

Total distributions	(3.52)	(1.78)	(3.78)	(0.97)	(0.26)

Net asset value, end of period	$15.76	$27.78	$24.09	$27.98	$24.07

Total return	(35.09)%	23.80%	(0.48)%	21.00% [3]	(4.44)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$144,004	$268,633	$306,406	$389,894	$427,013
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	1.53%	1.49%	1.48%	1.50%	1.50%
Before waivers and reimbursements[2]	1.53%	1.49%	1.48%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[2]	(0.93)%	(1.12)%	(1.19)%	(1.30)%	(1.39)%
Before waivers and reimbursements[2]	(0.93)%	(1.12)%	(1.19)%	(1.30)%	(1.39)%
Portfolio turnover rate	84%	55%	76%	65%	67%

U.S. TREASURY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005	2004

Net asset value, beginning of period	$13.84	$14.12	$14.68	$13.77	$13.68

Income (loss) from investment operations:
Net investment income	0.58	0.64	0.39	0.45	0.70
Net realized and unrealized gains (losses) on investments	1.10	(0.29)	(0.24)	1.05	0.11

Total from investment operations	1.68	0.35	0.15	1.50	0.81

Redemption fees (see Note 2)	0.01	0.01	0.01	0.01	0.01

Less distributions:
Dividends from net investment income	(0.58)	(0.64)	(0.72)	(0.60)	(0.73)

Total distributions	(0.58)	(0.64)	(0.72)	(0.60)	(0.73)

Net asset value, end of period	$14.95	$13.84	$14.12	$14.68	$13.77

Total return	12.33%	2.68%	1.21%	11.41%	6.27%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$121,420	$115,788	$204,994	$82,599	$45,088
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.74%	0.71%	0.72%	0.75%	0.75%
Before waivers and reimbursements[2]	0.74%	0.71%	0.72%	0.86%	0.94%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	3.85%	4.23%	4.21%	4.01%	4.50%
Before waivers and reimbursements[2]	3.85%	4.23%	4.21%	3.90%	4.31%
Portfolio turnover rate	31%	19%	2%	19%	4%

[1]	Represents amounts less than $.005 per share.

[2]	Annualized.
[3]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Notes to Financial Statements	SEPTEMBER 30, 2008

1. ORGANIZATION

Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 14 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth, Global Science & Technology, Heritage Growth, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and the Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) are each diversified funds. The Emerging Markets Small Cap, Heritage Value, International Opportunities and Strategic Income Funds are each non-diversified funds. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor”) as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with United States of America generally accepted accounting principles (“GAAP”). The following is a summary of significant policies related to the financial statements of the Funds held at September 30, 2008.

Valuation of Securities — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on any exchange or market on a given day, then the option is valued at the most recent bid price. If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor (“Pricing Committee”) with oversight by the Board of Directors. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

Additionally, a Fund’s investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depository Receipts (“SPDRs”) and other exchange traded funds (ETFs); and alternative market quotes on the affected securities. In addition, the Funds may use a systematic fair valuation model provided by an independent third party in certain circumstances to assist in adjusting the valuation of foreign securities.

As of September 30, 2008, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	2.08%
Emerging Markets Small Cap Fund	0.85%
Global Science & Technology Fund	1.68%
Heritage Growth Fund	—
Heritage Value Fund	—
International Growth Fund	—
International Opportunities Fund	0.59%
Micro Cap Fund	0.43%
Micro Cap Value Fund	1.00%
Small Cap Growth Fund	1.59%
Small Cap Value Fund	2.24%
Strategic Income Fund	3.61%
Ultra Growth Fund	6.34%
U.S. Treasury Fund	—

FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management evaluated the impact of adopting FAS 157.

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 is intended to

WASATCH FUNDS — Notes to Financial Statements (continued)

improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory and market risks.

At September 30, 2008, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Value of Currency
Core Growth Fund
Singapore Dollar	$65,501	$65,074
South Korean Won	5	5

	$65,506	$65,079

Emerging Markets Small Cap Fund
New Taiwan Dollar	$112,732	$108,963
Singapore Dollar	3,547	3,524
South Korean Won	5	5

	$116,284	$112,492

Global Science & Technology Fund
British Pound	$9,794	$9,496

International Growth Fund
Hong Kong Dollar	$15,761	$15,783
British Pound	51,999	50,411
Singapore Dollar	8,550	8,495
South Korean Won	3	3
Swedish Krona	29,539	28,093

	$105,852	$102,785

International Opportunities Fund
Australian Dollar	$7,015	$7,014
Hong Kong Dollar	579	579
Japanese Yen	2,298	2,311
Singapore Dollar	27,251	27,076
South Korean Won	1	1
United Arab Emirates Dirham	(27,588)	(27,588)

	$9,556	$9,393

Micro Cap Fund
Australian Dollar	$214,710	$203,244
Canadian Dollar	$(80,231)	$(78,520)
Singapore Dollar	50,184	49,857
South Korean Won	11	10

	$184,674	$174,591

	Cost of Currency	Value of Currency
Micro Cap Value Fund
Australian Dollar	$25,488	$24,127
Indian Rupee	8,517	8,517
Singapore Dollar	8,429	8,373
South Korean Won	1	1

	$42,435	$41,018

Small Cap Growth Fund
Australian Dollar	$120,183	$116,900
Singapore Dollar	40,582	40,317
South Korean Won	5	5
United Arab Emirates Dirham	(165,638)	(165,638)

	$(4,868)	$(8,416)

Small Cap Value Fund
Singapore Dollar	$24,765	$24,604

Strategic Income Fund
Hong Kong Dollar	$1	$1

Ultra Growth Fund
Canadian Dollar	$159,370	$155,086

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions, such distributions are recorded as income, and adjusted accordingly for tax purposes.

Short Sales — To a limited extent, the Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

SEPTEMBER 30, 2008

Options Transactions — The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Federal Income Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income for the Strategic Income and U.S. Treasury Funds, which are declared and paid quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations.

Accordingly, at September 30, 2008, reclassifications were recorded as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Increase (decrease) paid-in capital in excess of par	$1,335,545	$(30,037)	$(888,375)	$620,654	$—	$(935,324)
Increase (decrease) undistributed net investment income	(2,477,228)	1,927	1,758,208	(425,565)	(2,263)	9,869,269
Increase (decrease) undistributed net realized gain (loss)	1,141,683	28,110	(869,833)	(195,089)	2,263	(8,933,945)

WASATCH FUNDS — Notes to Financial Statements (continued)

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Increase (decrease) paid-in capital in excess of par	$—	$(6,757,284)	$(943,508)	$(2,972,552)	$85,108	$47,784
Increase (decrease) undistributed net investment income	53,800	6,259,420	1,319,024	4,115,014	(298,326)	(173,216)
Increase (decrease) undistributed net realized gain (loss)	(53,800)	497,864	(375,516)	(1,142,462)	213,218	125,432

	Ultra Growth Fund	U.S. Treasury Fund
Increase (decrease) paid-in capital in excess of par	$(6,762,686)	$—
Increase undistributed net investment income	1,952,360	—
Increase undistributed net realized gain	4,810,326	—

4. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the year or period ended September 30, 2008 are summarized below:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund	International Opportunities Fund
Purchases	$404,840,336	$68,518,309	$127,952,131	$65,844,161	$10,941,919	$167,421,334	$49,261,475
Sales	751,117,569	16,482,652	181,401,943	149,277,585	8,075,413	298,992,686	27,917,851

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Purchases	$255,204,911	$148,069,417	$457,365,111	$359,906,958	$20,829,015	$172,220,896
Sales	369,286,543	145,008,730	594,913,006	554,246,812	14,832,831	219,042,144

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $36,416,680 and $(44,484,685), respectively.

5. OPTIONS CONTRACTS WRITTEN

Options written activity during the year ended September 30, 2008 was as follows:

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Core Growth Fund
Premium amount	$—	$102,799	$(55,900)	$—	$(46,899)	$—
Number of contracts	—	200	(100)	—	(100)	—
Global Science & Technology Fund
Premium amount	$—	$35,850	$(35,850)	$—	$—	$—
Number of contracts	—	150	(150)	—	—	—
Heritage Growth Fund
Premium amount	$—	$189,903	$(80,390)	$—	$(109,513)	$—
Number of contracts	—	1,280	(434)	—	(846)	—
Heritage Value Fund
Premium amount	$3,542	$349,098	$(161,757)		$(190,883)	$—
Number of contracts	11	1,494	(555)		(950)	—
International Opportunities Fund
Premium amount	$—	$21,037	$—	$—	$(21,037)	$—
Number of contracts	—	143	—	—	(143)	—

SEPTEMBER 20, 2008

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Micro Cap Value Fund
Premium amount	$91,902	$2,405,065	$(1,322,555)	$—	$(1,174,412)	$—
Number of contracts	594	14,740	(7,324)	—	(8,010)	—
Small Cap Value Fund
Premium amount	$—	$1,648,058	$(734,530)	$—	$(913,528)	$—
Number of contracts	—	4,077	(1,555)	—	(2,522)	—
Strategic Income Fund
Premium amount	$—	$2,573,867	$(2,277,689)	$—	$(296,178)	$—
Number of contracts	—	16,149	(13,519)	—	(2,630)	—
Ultra Growth Fund
Premium amount	$—	$274,600	$—	$—	$(274,600)	$—
Number of contracts	—	1,940	—	—	(1,940)	—

6. FEDERAL INCOME TAX INFORMATION

As of September 30, 2008, the cost and unrealized appreciation (depreciation) of securities, excluding written options and securities sold short, on a tax basis were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Cost	$685,610,592	$53,016,619	$105,572,522	$97,742,339	$4,447,590	$230,982,379

Gross appreciation	$87,608,851	$148,455	$4,703,147	$8,591,552	$117,061	$20,033,729
Gross (depreciation)	(125,745,532)	(17,127,492)	(27,709,642)	(9,889,063)	(543,896)	(58,654,822)

Net depreciation	$(38,136,681)	$(16,979,037)	$(23,006,495)	$(1,297,511)	$(426,835)	$(38,621,093)

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Cost	$70,875,989	$401,882,925	$111,011,768	$702,631,508	$394,297,556	$27,177,214

Gross appreciation	$1,296,337	$48,884,060	$7,688,370	$133,536,198	$18,997,428	$506,014
Gross (depreciation)	(14,801,281)	(93,962,941)	(19,744,717)	(112,708,996)	(84,789,356)	(5,855,896)

Net appreciation (depreciation)	$(13,504,944)	$(45,078,881)	$(12,056,347)	$20,827,202	$(65,791,928)	$(5,349,882)

	Ultra Growth Fund	U.S. Treasury Fund
Cost	$167,399,458	$113,880,196

Gross appreciation	$14,710,816	$6,881,187
Gross (depreciation)	(34,569,906)	(36,893)

Net appreciation (depreciation)	$(19,859,090)	$6,844,294

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

The FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on March 31, 2008. Management has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. As of September 30, 2008, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. However, the conclusions regarding FIN 48 are subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulation, and interpretations thereof.

WASATCH FUNDS — Notes to Financial Statements (continued)

The components of accumulated earnings on a tax basis as of September 30, 2008 were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Undistributed ordinary income	$1,509,194	$29,714	$—	$164,629	$37,714	$—
Undistributed capital gains	—	—	—	223,369	—	—

Accumulated earnings	1,509,194	29,714	—	387,998	37,714	—
Accumulated capital and other losses	(6,866,787)	(4,482,499)	(6,456,255)	—	(466,111)	(23,786,153)
Other undistributed ordinary losses	—	—	(656,537)	(522)	(3,820)	(6,446,639)
Net unrealized depreciation*	(38,137,115)	(16,983,582)	(23,006,863)	(1,297,511)	(426,835)	(38,680,900)

Total accumulated earnings	$(43,494,708)	$(21,436,367)	$(30,119,655)	$(910,035)	$(859,052)	$(68,913,692)

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Undistributed ordinary income	$—	$—	$—	$—	$—	$91,310
Undistributed capital gains	—	—	—	1,539,212	—	—

Accumulated earnings	—	—	—	1,539,212	—	91,310
Accumulated capital and other losses	(2,545,997)	(16,271,491)	(10,668,793)	(1,429,868)	(38,861,513)	(1,766,910)
Other undistributed ordinary gains/losses	(1,392,082)	(332,841)	(217,095)	(100,930)	(574,907)	(13,654)
Net unrealized appreciation (depreciation)*	(13,485,043)	(45,092,408)	(12,059,321)	20,718,024	(65,793,863)	(5,337,394)

Total accumulated earnings	$(17,423,122)	$(61,696,740)	$(22,945,209)	$20,726,438	$(105,230,283)	$(7,026,648)

	Ultra Growth Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$53
Undistributed capital gains	—	—

Accumulated earnings	—	53
Accumulated capital and other losses	(3,005,390)	(4,601,615)
Other undistributed ordinary losses	(20,910)	—
Net unrealized appreciation (depreciation)*	(19,681,724)	6,844,293

Total accumulated earnings	$(22,708,024)	$2,242,731

[1]	Inception date of Fund was October 1, 2007.

*On	investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital Loss carryforwards expire September 30:

Fund	2009	2010	2015	2016
U.S. Treasury Fund	$3,544,582	$831,495	$225,538	$—
Emerging Markets Small Cap Fund	$—	$—	$—	$158,461

The Core Growth, Global Science and Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth, Micro Cap Value, International Opportunities, Strategic Income, Heritage Value, and Emerging Markets Small Cap Funds had $6,866,787, $6,456,255, $23,786,153, $16,271,491, $1,429,868, $38,861,513, $3,005,390, $10,668,793, $2,545,997, $1,766,910, $466,111, and $4,234,038 of post-October capital losses. The Global Science & Technology, International Growth, Micro Cap, Micro Cap Value , Small Cap Growth, Small Cap Value, Ultra Growth, and International Opportunities Funds had $316,339, $136,229, $96,320, $100,930, $61,217, $20,910, $134,117, and $124,125 respectively, of post-October currency losses. The Global Science and Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Value, and International Opportunities Fund had $340,198, $6,310,410, $236,521, $82,978, $513,690, and $1,241,945 of post-October Passive Foreign Investment Company losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

SEPTEMBER 30, 2008

The tax character of distributions paid during the year or period ended September 30, 2008 was as follows:

2008	Core Growth Fund	Emerging Markets Small Cap Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Ordinary income	$9,254,596	$99,236	$6,265,922	$—	$55,924	$20,995,608
Capital gain	196,051,701	—	11,168,273	14,407,067	—	47,903,587

Total	$205,306,297	$99,236	$17,434,195	$14,407,067	$55,924	$68,899,195

2008	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary income	$3,840,037	$4,999,978	$3,944,821	$—	$35,199,888	$2,956,671
Capital gain	6,278,872	93,390,001	12,484,239	120,648,854	107,894,653	317,486

Total	$10,118,909	$98,389,979	$16,429,060	$120,648,854	$143,094,541	$3,274,157

2008	Ultra Growth Fund	U.S. Treasury Fund
Ordinary income	$4,736,134	$4,603,049
Capital gain	27,565,914	—

Total	$32,302,048	$4,603,049

[1]	Inception date of the Fund was October 1, 2007.

The tax character of distributions paid during the period ended September 30, 2007 was as follows:

2007	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	Heritage Value Fund[1]	International Opportunities Fund
Ordinary income	$7,290,307	$—	$23,657	$—	$—	$62,484
Capital gain	107,442,861	5,210,791	7,225,239	—	69,456,586	2,442,244

Total	$114,733,168	$5,210,791	$7,248,896	$—	$69,456,586	$2,504,728

2007	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund
Ordinary income	$2,745,719	$5,585,055	$—	$13,942,266	$2,956,671	$5,456,463
Capital gain	64,975,198	12,810,726	92,697,704	75,189,464	317,486	15,688,974

Total	$67,720,917	$18,395,781	$92,697,704	$89,131,730	$3,274,157	$21,145,437

2007	U.S. Treasury Fund
Ordinary income	$7,951,409
Capital gain

Total	$7,951,409

[1]	Inception date of the Fund was August 30, 2007.

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

SUPPLEMENTAL TAX INFORMATION (UNAUDITED):

The Funds hereby designate approximately, or the maximum amount needed, $196,051,701, $11,168,273, $14,867,646, $47,903,587, $6,278,872, $93,390,001, $12,484,239, $121,072,259, $107,979,761, $317,486, and $27,565,914 as a capital gain dividend for the Core Growth, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income and Ultra Growth Funds, respectively, for the purpose of the dividends paid deduction.

WASATCH FUNDS — Notes to Financial Statements (continued)

For the fiscal year ended September 30, 2008 certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2008 complete information will be reported on shareholder’s 2008 Form 1099-DIV. The amount designated as qualified dividend income for the year or period ended September 30, 2008 will be at the highest allowable amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2008, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

	Core Growth Fund	Global Science & Technology Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Value Fund	Strategic Income Fund
Percentage	38%	17%	1%	7%	7%	20%	19%

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Fund’s investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2009. Investment advisory fees and fees waived, if any, for the year ended September 30, 2008 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Advisory Fee	1.00%	1.75%	1.50%	0.70%	0.70%	1.50%
Expense Limitation	1.50%	2.10%	1.95%	0.95%	0.95%	1.95%

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Advisory Fee	2.00%	2.00%	2.00%	1.00%	1.50%	0.70%
Expense Limitation	2.25%	2.50%	2.25%	1.50%	1.95%	0.95%

	Ultra Growth Fund	U.S. Treasury Fund
Advisory Fee	1.25%	0.50%
Expense Limitation	1.75%	0.75%

Affiliated Interests — An officer of the Funds owns approximately 38% of the shares outstanding of the Strategic Income Fund as of September 30, 2008.

SEPTEMBER 30, 2008

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2008 with “affiliated companies” as so defined:

	Share Activity					Market Value 09/30/08	Dividends Credited to Income for the Fiscal Year ended 9/30/08	Gain (Loss) Realized on Sale of Shares for the Fiscal Year ended 9/30/08
	Balance 9/30/07	Purchases/ Additions	Sales/ Reductions	Balance 9/30/08
Micro Cap Fund
AutoInfo, Inc.	2,206,015	—	2,206,015	—	*	—	$—	$(760,564)
Bri-Chem Corp.	969,640	—	969,640	—	*	—	—	(542,429)
Tamalpais Bancorp**	240,743	13,875	—	254,618		2,991,762	52,776	—
inTEST Corp.	584,675	—	19,630	565,045		593,297	—	(124,348)
SM&A	1,436,475	—	1,436,475	—	*	—	`—	(5,895,798)
VNUS Medical Technologies, Inc.	979,852	83,370	534,850	528,372	*	11,058,826	—	3,261,578

							$52,776	$(4,061,561)

Micro Cap Value Fund
GuestLogix, Inc.	2,146,615	113,285	637,804	1,622,096	*	1,725,715	$—	$214,277
UltraShort Russell 2000 Growth ProShares	—	35,000	35,000	—	*	—	—	164,284

							$—	$378,561

Small Cap Value Fund
MicroFinancial, Inc.	670,108	72,515	—	742,623		2,948,213	$111,393	$—

*	No longer affiliated as of September 30, 2008.

**Name	changed from Epic Bancorp effective June 18, 2008.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2008, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Core Growth Fund

DataPath, Inc.	Common Stock	6/23/06	$7,566,680	$1,375,760	0.21%
Solar Capital, LLC	Common Stock	3/7/07	13,200,900	12,012,819	1.86%

			$20,767,580	$13,388,579	2.07%

Emerging Markets Small Cap Fund

Sentula Mining Ltd.	Common Stock	11/15/07 - 6/5/08	$852,010	$309,271	0.85%

Global Science & Technology Fund

Acusphere, Inc.	Warrants	10/20/04	$—	$—	—
BlueArc Corp.	Warrants	4/2/08 - 5/30/08	—	—	—
BlueArc Corp., Series DD	Preferred Stock	6/6/06	324,998	355,412	0.43%
BlueArc Corp., Series FF	Preferred Stock	5/30/08	628,066	628,066	0.76%
Incipient, Inc., Series D	Preferred Stock	2/7/06	139,219	35,047	0.04%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 5/12/08	364,387	354,986	0.43%
Point Biomedical Corp., Series A Pfd.	Preferred Stock	12/6/07 - 12/7/07	21,508	197	—
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	7,076	7,076	0.01%

			$1,485,254	$1,380,784	1.67%

WASATCH FUNDS — Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
International Opportunities Fund

Club Cruise Entertainment & Travelling Services Europe N.V.	Warrants	9/24/07	$280,622	$—	—
Star Asia Finance Ltd.	Common Stock	2/22/07 - 4/18/08	850,290	327,969	0.59%

			$1,130,912	$327,969	0.59%

Micro Cap Fund

Cardica, Inc.	Warrants	6/7/07	$19,380	$301,599	0.08%
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	1,221,220	0.34%
Point Biomedical Corp., Series A	Preferred Stock	12/6/07 - 12/7/07	226,364	2,070	—

			$1,785,744	$1,524,889	0.42%

Micro Cap Value Fund

Acusphere, Inc.	Warrants	10/20/04	$—	$—	—
Cardica, Inc.	Warrants	6/7/07	9,302	144,768	0.15%
Club Cruise Entertainment & Travelling Services Europe N.V.	Warrants	9/24/07 - 10/4/07	213,265	—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Farallon Resources Ltd.	Warrants	12/21/06	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	332,267	0.34%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	500,004	0.51%
NeurogesX, Inc.	Warrants	12/28/07	3,800	—	—
Point Biomedical Corp., Series A	Preferred Stock	12/6/07 - 12/7/07	45,272	414	—

			$1,190,643	$977,453	1.00%

Small Cap Growth Fund

Bravo Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$851,665	0.12%
Fluidigm Corp., Series E	Preferred Stock	12/22/06	2,500,000	1,931,250	0.26%
Incipient, Inc., Series D	Preferred Stock	2/7/06	1,860,778	468,431	0.06%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 5/12/08	3,671,435	3,549,864	0.48%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/27/08	840,000	703,298	0.10%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	2,000,000	0.27%
Orqis Medical Corp., Series D	Preferred Stock	2/28/07	1,200,000	825,000	0.11%
Point Biomedical Corp., Series A	Preferred Stock	12/6/07 - 12/7/07	286,777	2,623	—
TargetRX, Inc., Series D	Preferred Stock	4/8/05	769,098	3,628	—
Valera Pharmaceuticals, Inc. CSR VP003	Common Stock	2/1/06 - 2/2/06	243,922	—	—
Valera Pharmaceuticals, Inc. Ureteral Stent	Common Stock	2/1/06 - 2/2/06	162,615	—	—
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,500,000	1,343,162	0.18%

			$15,606,053	$11,678,921	1.58%

Small Cap Value Fund

Solar Capital, LLC	Common Stock	3/7/07	$7,079,100	$6,441,981	1.91%
Star Asia Finance Ltd.	Common Stock	2/22/07	6,000,000	1,080,000	0.32%

			$13,079,100	$7,521,981	2.23%

Strategic Income Fund

Redcorp Ventures Ltd.	Corporate Bond	7/5/07	$282,956	$211,129	0.96%
Solar Capital, LLC	Common Stock	3/7/07	294,000	267,540	1.22%
Star Asia Finance Ltd.	Common Stock	2/22/07 - 4/28/08	619,710	311,031	1.42%

			$1,196,666	$789,700	3.60%

Ultra Growth Fund

Bravo Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$851,665	0.59%
Farallon Resources Ltd.	Warrants	12/21/06	—	—	—
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 5/12/08	3,279,467	3,194,869	2.22%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/27/08	765,000	703,298	0.49%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	500,001	0.35%
Ophthonix, Inc., Series C	Preferred Stock	9/23/05	500,000	500,001	0.35%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	230,904	1,089	—
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	1,557,119	1.08%
Transoma Medical, Inc., Series B	Preferred Stock	1/20/06	475,001	820,105	0.57%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	99,065	99,065	0.07%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,000,000	895,441	0.62%

			$8,420,866	$9,122,653	6.34%

LP Limited Partnership Interest

SEPTEMBER 30, 2008

10. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth, and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2008 were $130,000, $1,300,000 and $1,170,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In November 2004, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire shares of Bravo Health, Inc., Series G Pfd. The remaining commitment amounts at September 30, 2008 were $428,572 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2008 were $735,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

12. LINE OF CREDIT

The Equity Funds opened a $75,000,000 Line of Credit (the “Line”), of which $50,000,000 is committed, with State Street Bank and Trust Company on June 4, 2007. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charge directly to a Fund based upon actual amounts borrowed by the Fund.

The following Funds had borrowings:

Fund	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at September 30, 2008
Core Growth	$6,853,156	45	$32,192	3.76%	$—
Global Science & Technology	1,522,591	22	4,066	4.36%	—
Heritage Growth	1,349,091	22	4,147	5.03%	—
Heritage Value	75,000	3	17	2.80%	—
International Growth	3,271,446	74	22,366	3.33%	499,000
Micro Cap Value	246,400	5	182	5.33%	—
Small Cap Growth	6,197,603	63	42,878	3.95%	—
Small Cap Value	8,154,560	50	55,856	4.93%	—
Strategic Income	252,531	16	568	5.06%	—
Ultra Growth	2,039,837	43	9,960	4.09%	—

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm	SEPTEMBER 30, 2008

To the Board of Directors

and Shareholders of

Wasatch Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wasatch Core Growth Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Global Science & Technology Fund, Wasatch Heritage Growth Fund, Wasatch Heritage Value Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund (constituting Wasatch Funds, Inc., hereafter referred to as the “Funds”) at September 30, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, MO

November 24, 2008

WASATCH FUNDS — Directors and Officers (UNAUDITED)	SEPTEMBER 30, 2008

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Independent Directors

James U. Jensen, J.D., MBA c/o Wasatch Funds 150 Social Ave. 4th Floor Salt Lake City, Utah 84111 Age 64	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	14

Private companies and foundations.

Director of Cognigen Networks, Inc. (internet and relationship enabled marketing company) since December 2007.

Director of Bayhill Capital Corporation (telephone communications) since December 2007.

William R. Swinyard, Ph.D. c/o Wasatch Funds 150 Social Ave. 4th Floor Salt Lake City, Utah 84111 Age 68	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	14	None

D. James Croft, Ph.D. c/o Wasatch Funds 150 Social Ave. 4th Floor Salt Lake City, Utah 84111 Age 66	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	14	None

Interested Director

Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	14	None

[1]	A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

WASATCH FUNDS — Directors and Officers (continued)	SEPTEMBER 30, 2008

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 39	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Chief Compliance Officer and Vice President	Indefinite Served as Chief Compliance Officer and Vice President since February 2007	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Melanie H. Zimdars 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 31	Treasurer and Secretary	Indefinite Served as Treasurer and Secretary since February 2007	Treasurer and Secretary for Wasatch Funds since February 2007; Assistant Treasurer for Wasatch Funds from November 2006 to February 2007; Senior Fund Administrator for the Advisor since 2005; Compliance Officer at
U.S. Bancorp Fund Services, LLC from 2001 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 44	Vice President	Indefinite Served as Vice President since February 2008.	Vice President for Wasatch Funds since February 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Additional information about the Funds’ directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS — Supplemental Information (UNAUDITED)	SEPTEMBER 30, 2008

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ web site at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ web site at www.wasatchfunds.com and the SEC’s web site at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s web site at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

WASATCH FUNDS — Service Providers	SEPTEMBER 30, 2008

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for U.S. Treasury Fund

Hoisington Investment Management Co.

1250 Capital of Texas Highway South

Building 3, #600

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway, 10th Floor

Kansas City, MO 64105

WASATCH FUNDS — Guide to Understanding Financial Statements	SEPTEMBER 30, 2008

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 99. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Other Investment Strategies and Their Risks.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 102.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors’ fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

WASATCH FUNDS — Guide to Understanding Financial Statements	SEPTEMBER 30, 2008

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 101. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

WWW.WASATCHFUNDS.COM

800.551.1700

Item 2:	Code of Ethics.

(a)	Wasatch Funds, Inc. (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

(a)	(1)

The Board of Directors of the Registrant has determined that the Registrant has one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	For the reporting period, the name of the audit committee financial expert was James U. Jensen. Mr. Jensen was deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2008 and September 30, 2007 were $263,400 and $228,953, respectively.

(b) Audit Related Fees – The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2007 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2008 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2008 and 2007, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c) Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2008 and September 30, 2007 were $66,500 and $58,300, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2008 and 2007, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d) All Other Fees – The aggregate fees billed for professional services rendered by the independent public accounting firm to the Registrant regarding the implementation of Financial Accounting Standards Board Release No. 48 for the fiscal years ended September 30, 2008 and September 30, 2007 were $2,500 and $2,500, respectively. There were no fees billed for the fiscal year ended September 30, 2006 for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended September 30, 2007 and 2006, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The independent registered public accounting firm did not bill the Registrant for any other non-audit services for the fiscal years ended September 30, 2008 and 2007 for the Registrant other than as disclosed above.

(h) No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: December 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: December 3, 2008

By:	/s/ Eric Huefner
Eric Huefner
Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date: December 3, 2008